As filed with the Securities and Exchange Commission on October 28, 2014
File Nos. 333-62298 and 811-10401

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[X]
Pre-Effective Amendment No.		[ ]
Post-Effective Amendment No.	467	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[X]
Amendment No.	469	[X]

TRUST FOR PROFESSIONAL MANAGERS
(Exact Name of Registrant as Specified in Charter)

615 East Michigan Street
Milwaukee, Wisconsin 53202
(Address of Principal Executive Offices) (Zip Code)

(414) 287-3338
(Registrant’s Telephone Number, including Area Code)

Rachel A. Spearo, Esq.
U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 2nd Floor
Milwaukee, Wisconsin 53202
(Name and Address of Agent for Service)

Copies to:

Carol A. Gehl, Esq.
Godfrey & Kahn S.C.
780 North Water Street
Milwaukee, Wisconsin 53202
(414) 273-3500

As soon as practicable after this Registration Statement is declared effective.
(Approximate Date of Proposed Public Offering)

It is proposed that this filing will become effective (check appropriate box)

[ ]	Immediately upon filing pursuant to Rule 485(b).
[X]	on October 29, 2014 pursuant to Rule 485(b).
[ ]	60 days after filing pursuant to Rule 485(a)(1).
[ ]	on (date) pursuant to Rule 485(a)(1).
[ ]	75 days after filing pursuant to Rule 485(a)(2).
[ ]	on (date) pursuant to Rule 485(a)(2).

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Explanatory Note:  This Post-Effective Amendment No. 467 to the Registration Statement of Trust for Professional Managers (the “Trust”) is being filed for the purpose of responding to Staff comments with respect to adding William Blair Directional Multialternative Fund as a new series of the Trust and to make other permissible changes under Rule 485(b).

William Blair Directional Multialternative Fund

Class N
WDMNX

Class I
WDMIX

Institutional Class
WDMJX

Prospectus

October 29, 2014

The Securities and Exchange Commission (“SEC”) and the Commodity Futures Trading Commission
(“CFTC”) have not approved or disapproved of these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

Table of Contents - Prospectus

William Blair Directional Multialternative Fund
a series of Trust for Professional Managers (the “Trust”)

Table of Contents - Prospectus

SUMMARY SECTION

INVESTMENT OBJECTIVE:  The William Blair Directional Multialternative Fund (the “Fund”) seeks to achieve capital appreciation with moderate volatility and moderate correlation to the broader markets.

FEES AND EXPENSES:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):

	Class N	Class I	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None
Redemption Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Class N	Class I	Institutional Class
Management Fee	1.60%	1.60%	1.60%
Distribution (Rule 12b-1) Fee	0.25%	0.00%	0.00%
Other Expenses(1)
Dividend Expenses on Short Sales	0.35%	0.35%	0.35%
Remainder of Other Expenses	0.22%	0.22%	0.22%
Total Other Expenses	2.42%	2.17%	2.17%
Acquired Fund Fees and Expenses(1)(2)	0.15%	0.15%	0.15%
Total Annual Fund Operating Expenses	2.57%	2.32%	2.32%
Fee Waiver and/or Expense Reimbursement(2)(3)	-0.10%	-0.10%	-0.10%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	2.47%	2.22%	2.22%

(1)	Because the Fund is new, these expenses are based on estimated amounts for the Fund’s current fiscal year.
(2)
When the Fund invests in underlying investment companies advised by William Blair & Company, L.L.C. (the “Adviser”) (“other William Blair funds”), the Adviser will waive its advisory fee in an amount equal to the advisory fees paid to the Adviser by other William Blair funds in respect of Fund assets so invested.  The effects of this waiver are reflected in the table above. This waiver agreement may be terminated at any time with the consent of the Board of Trustees.

(3)
Pursuant to an operating expense limitation agreement (the “Expense Agreement”) between the Adviser and the Fund, the Adviser has agreed to waive its fees and/or reimburse expenses of the Fund to ensure that Total Annual Fund Operating Expenses (exclusive of any front end or contingent deferred loads, taxes, leverage (i.e. any expenses incurred in connection with borrowings made by the Fund), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest expenses on short positions, acquired fund fees and expenses or extraordinary expenses such as litigation) do not exceed 2.05%, 1.80%, and 1.80% of the Fund’s average net assets for Class N shares, Class I shares and Institutional Class shares, respectively, at least through October 30, 2017.  The Expense Agreement can be terminated only by, or with the consent of, the Trust’s Board of Trustees (the “Board of Trustees”).  The Adviser is permitted to be reimbursed for management fees waived and/or expense payments made in the prior three fiscal years, subject to the expense cap if such reimbursements will not cause the Fund to exceed the expense limitation in place at the time of the recoupment.

Example:  This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years
Class N	$250	$770
Class I	$225	$694
Institutional Class	$225	$694

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may generate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These transaction costs and potentially higher taxes, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance.

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PRINCIPAL INVESTMENT STRATEGIES:  The Adviser seeks to achieve the Fund’s investment objective through the allocation of the Fund’s assets primarily among a number of sub-advisers (the “Sub-Advisers”) that employ a variety of alternative investment (or hedge fund) strategies, and through the Adviser’s direct management of Fund assets.  The Adviser intends to operate the Fund in a “manager of managers” structure, which will enable the Adviser to terminate and replace a sub-adviser without requiring shareholder approval.  This structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements.  The Adviser is responsible for selecting each Sub-Adviser and for determining the amount of Fund assets allocated to each Sub-Adviser.  The Adviser will also monitor the performance, investment strategy and operational controls of each Sub-Adviser.  When allocating assets among Sub-Advisers, the Adviser considers a range of factors including each Sub-Adviser’s investment style and historical performance, including the types of securities or instruments they may use, the strategy they employ, or a geography or sector in which they invest.

Adviser Strategies:  The Adviser may directly manage a portion of the Fund’s assets, including by allocating the Fund’s assets to affiliated or unaffiliated publicly or privately offered U.S. or non-U.S. investment funds, including hedge funds, commodity pools, open-end or closed-end funds (each, an “Underlying Fund”).  The Fund may invest in other investment companies, securities and financial instruments to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”), or any exemptive relief therefrom.

In its management of the Fund’s assets, the Adviser may allocate a portion of the Fund’s assets to the William Blair Macro Allocation Fund (the “Macro Fund”), which is an affiliated registered investment company because the Adviser acts as the investment adviser for the Fund and the Macro Fund.  The Macro Fund attempts to exploit periodic market inefficiencies by taking long and short positions in various asset classes (e.g., equity and fixed income) and currencies with a view to profit from movements across and within such asset classes and currencies. The Adviser uses a top-down approach that focuses on general price movements in various asset classes and currencies rather than the performance of individual company securities. The Adviser’s macro asset allocation strategy is based primarily on the fundamental investment valuations of asset classes and currencies.  The Trust has submitted an application with the SEC for an exemptive order with respect to the Fund, as an open-end investment company relying on Rule 12d1-2 under the 1940 Act, that would permit the Fund to use other investments and invest in securities issued by other investment companies in amounts exceeding limits set forth in the 1940 Act that would otherwise be applicable.

Sub-Adviser Strategies:  The Adviser expects that the Sub-Advisers will implement one or more of the investment strategies summarized below.  These strategies are similar to investment strategies traditionally employed by hedge funds.  Each Sub-Adviser acts independently from the others, however, multiple Sub-Advisers may be utilized to gain access to different investment approaches within each strategy.

Long/Short Equity: Long/Short Equity strategies involve a Sub-Adviser taking both long and short positions in equity securities that are deemed to be under or overvalued. Sub-Advisers may specialize in a particular industry or geographic region, or they may diversify holdings across industries or geographic regions.  Sub-Advisers in this strategy usually vary the amount of market exposure in the portfolio based on their views on market direction.

Event-Driven: Event-Driven strategies include investments by Sub-Advisers in securities of companies involved in potential corporate actions, such as mergers, acquisitions, restructurings, spin-offs, shareholder activism, or other special situations that may alter a company’s financial structure or operating strategy.

Macro: Macro strategies involve taking positions in anticipation of a broad market or a specific security’s direction in asset classes such as in currencies, commodities, credit derivatives and equities.  Most Sub-Advisers seek to analyze macroeconomic variables to identify dislocations and forecast future moves in global asset/securities prices on a directional or relative value basis.”

The Adviser may, in its discretion, add to, delete from or modify the categories of investment strategies employed by the Fund (subject to prior notice to the Fund’s shareholders, should the Fund make a material modification to its investment objective or principal investment strategy).

Investment Techniques: As a result of the Adviser’s and Sub-Advisers’ strategies, the Fund may invest in or seek exposure to a wide range of investments including, without limitation: long and short positions in equity and fixed-income securities of U.S. companies and non-U.S. companies traded on U.S. and non-U.S. exchanges and in the over-the-counter markets, equity related instruments, convertible bonds, options, warrants, futures, commodities, forwards, over-the-counter derivative instruments and swaps (including total return swaps and credit default swaps), securities that lack active public markets, preferred stocks, private funds, registered investment companies including exchange-traded funds (“ETFs”), inverse ETFs, real estate investment trusts (“REITs”), bank loans, mortgage backed securities, collateralized loan obligation (“CLOs”) and other financial instruments.  The Fund’s investments in fixed income securities may include securities of varying maturities, durations and ratings, including securities that have been rated below investment grade by a nationally recognized statistical ratings organization (“NRSRO”), commonly referred to as ‘junk bonds’ or ‘high yield bonds.  The Fund has no geographic or other limits on the allocation of its assets among investments.  The Fund may invest its assets in any market, including emerging markets, or investments that the Adviser believes to be appropriate for meeting the Fund’s investment objective.  Derivative instruments may be used by the Fund for a variety of purposes, such as to seek economic exposure to one or more alternative strategies, enhance returns, increase investment flexibility, speculate on a targeted investment opportunity, or for hedging purposes.  The Sub-Advisers may engage in active trading with high turnover of the Fund’s portfolio investments to achieve the Fund’s investment objective.

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PRINCIPAL RISKS:  The following is a summary of the principal risks associated with an investment in the Fund.  The Fund may be subject to the following risks directly through investment in individual securities or indirectly through various instruments, including ETFs, exchange-traded notes or derivative instruments.

The Fund involves a high level of risk and may not be appropriate for everyone.  You could lose money by investing in the Fund.  There can be no assurance that the Fund’s investment objective will be achieved.  The Fund is not intended to be a complete investment program.  The Fund is designed for long-term investors.

Active Trading Risk.  The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that a shareholder pays, by increasing the amount of the Fund’s realized capital gains and increasing the proportion of the Fund’s realized capital gains that are short-term capital gains.

Aggressive Investment Technique Risk. The Fund may use investment techniques and financial instruments that may be considered aggressive.  These techniques may expose the Fund to potentially dramatic losses in the value of certain of its portfolio holdings.

Company-Specific Risk. A particular stock may lose value due to factors specific to the company itself, including deterioration of its fundamental characteristics, an occurrence of adverse events at the company, or a downturn in its business prospects.

Conflicts of Interest Risk.  The Adviser and Sub-Advisers will have potential conflicts of interests which could interfere with their management of the Fund.  For example, the Adviser and Sub-Advisers may manage other investment funds or have other clients that may be similar to, or overlap with, the investment objective and strategies of the Fund but may have different fee structures than those of the Fund, creating potential conflicts of interest in investment decisions regarding investments that may be appropriate for the Fund and the Adviser’s or Sub-Adviser’s other clients.

Convertible Securities Risk. A convertible security is subject to many of the same risks as a regular fixed-income security, including the risk that when market interest rates rise, the value of the convertible security falls.  In the event of a liquidation of the issuing company, holders of convertible securities generally would be paid after the company’s creditors but before the company’s common shareholders.  Consequently, an issuer’s convertible securities generally may be viewed as having more risk than its debt securities but less risk than its common stock.

Derivatives Risk. The Fund’s investment in derivative instruments (“Derivatives”), including futures, options, options on futures, swaps and forward foreign currency contracts, may be more volatile than investments directly in the underlying securities, involve additional costs and may involve a small initial investment relative to the risk assumed.  The Fund’s investments in Derivatives could create exposure greater than the value of securities in the Fund’s portfolio.  As a result, investment performance of the Fund may depend on the performance of securities the Fund does not own.  In addition, the value of a Derivative may not correlate perfectly to the underlying financial asset, index or other investment or overall securities markets.  Derivatives will typically increase exposure to the principal risks to which the Fund is otherwise exposed, and are subject to the following additional risks:

•
Options and Futures Risk.  Options and futures contracts may be more volatile than investments directly in the underlying securities, involve additional costs and may involve a small initial investment relative to the risk assumed.

•	Swap Agreement Risk. A swap agreement may not be assigned without the consent of the counterparty, and may result in losses in the event of a default or bankruptcy of the counterparty.

•
Credit Default Swap Risk.  Credit default swaps are subject to general market risk, liquidity risk and credit risk.  If the Fund is a buyer in a credit default swap agreement and no credit event occurs, then it will lose its investment.  If the Fund is a seller in a credit default swap and an event of default occurs, there will be a loss of value to the Fund.

•
Counterparty Credit Risk.  A counterparty to the Derivative may become insolvent, enter administration, liquidate or otherwise fail to perform its obligations due to financial difficulties, and the Fund may obtain no recovery of its investment, and any recovery may be delayed.

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•	Forward Foreign Currency Contracts Risk. Forward foreign currency contracts may fall in value due to foreign currency value fluctuations.

•	Hedging Risk. Derivative instruments used to hedge against an opposite position may offset losses, but they may also offset gains.

•	Correlation Risk. There may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses.

•	Liquidity Risk. The Fund may not be able to sell or close out a Derivative.

•	Leverage Risk. Derivatives investments may create economic leverage and can result in losses to the Fund that exceed the original amount invested.

Differential Strategy Risk.  Based on various business, regulatory and other considerations, the Adviser and Sub-Advisers may choose to pursue an investment strategy for the Fund which differs from the investment strategies pursued by other funds, accounts or other investment vehicles managed by the Adviser or Sub-Adviser (“Related Accounts”), which could adversely affect the Fund as such differences could cause the Fund’s performance to deviate materially from those of the Related Accounts.

Equity Risk.  Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.  Preferred stocks are subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.

Event-Driven Trading Risk.  Event-driven trading involves the risk that the event identified may not occur as anticipated or may not have the anticipated effect, which may result in a negative impact upon the market price of securities held by the Fund.

Foreign Investments and Emerging Market Risk.  The risk of investments in foreign companies involve certain risks not generally associated with investments in the securities of U.S. companies, including changes in currency exchange rates, unstable political, social and economic conditions, a lack of adequate or accurate company information, differences in the way securities markets operate, imposition of foreign withholding taxes, less secure international banks or securities depositories than those in the U.S. and foreign controls on investment.  In addition, individual international country economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position.  Sub-Advisers may invest in emerging market countries, which can involve higher degrees of risk as compared with developed economies.

Geographic Risk.  To the extent that the Fund invests a significant portion of its assets in any one country, the Fund will be subject to greater risk of loss or volatility than if the Fund always maintained wide geographic diversity among the countries in which it invests.  Investing in any one country makes the Fund more vulnerable to the risks of adverse securities markets, exchange rates and social, political, regulatory and economic events in that one country.

High Portfolio Turnover Risk.  The Fund may have a relatively high turnover rate compared to many mutual funds.  A high portfolio turnover rate (100% or more) has the potential to result in increased brokerage transaction costs which may lower the Fund’s returns.  Furthermore, a high portfolio turnover rate may result in the realization by the Fund, and distribution to shareholders, of a greater amount of capital gains, including short-term capital gains, than if the Fund had a low portfolio turnover rate.  Distributions to shareholders of short-term capital gains are taxed as ordinary income under federal income tax laws.  This could result in a higher tax liability and may lower an investor’s after-tax return.

Investment Company Risk.  Investing in other investment companies, including affiliated funds, ETFs and closed-end funds, may be more costly to the Fund than if the Fund had invested in the underlying securities directly.  The risks of investments in other investment companies typically reflect the risk of the types of securities in which the other investment companies invest.  When the Fund invests in another investment company, shareholders of the Fund bear their proportionate share of the underlying investment company’s fees and expenses as well as their share of the Fund’s fees and expenses.  The Fund’s investments in other investment companies are subject to the limits that apply to investments in other funds under the 1940 Act or under any applicable exemptive order.  The Fund’s investments in other investment companies are also subject to the following additional risks:

•
Affiliated Fund Risk.  Due to its own financial interest or other business considerations, the Adviser may have an incentive to invest a portion of the Fund’s assets in investment companies sponsored or managed by the Adviser or its affiliates in lieu of investments by the Fund directly in portfolio securities, or may have an incentive to invest in such investment companies over investment companies sponsored or managed by others.  Similarly, the Adviser may have an incentive to delay or decide against the sale of interests held by the Fund in investment companies sponsored or managed by the Adviser or its affiliates.

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•
Exchange-Traded Fund Risk.  ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities.  In addition, the ETFs in which the Fund invests will incur expenses not incurred by their applicable indices.  Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs’ ability to track their applicable indices.  The market value of ETF shares may differ from the ETF’s NAV.  This difference in price may be due to the fact that the supply and demand in the market for fund shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities.  Accordingly, there may be times when ETF shares trade at a premium or discount to NAV.

•
Exchange-Traded Fund and Closed-End Fund Risk.  Investments in ETFs and closed-end funds are subject to the additional risk that shares of the ETF or closed-end fund may trade at a premium or discount to their net asset value per share.  There may also not be an active trading market available for shares of some ETFs or closed-end funds.  Additionally, trading of ETF and closed-end fund shares may be halted and ETF and closed-end fund shares may be delisted by the listing exchange.  The Fund also will incur brokerage costs when it purchases and sells ETFs and closed-end funds.

•
Inverse ETF Risk.  An inverse ETF is a fund that is constructed by using various derivative instruments to profit from a decline in the underlying benchmark.  Because a loss incurred by an inverse ETF on a short sale results from increases in the value of the security, such losses are theoretically unlimited.  An investment in an inverse ETF could result in a loss of the entire investment in that particular ETF.

•
Regulatory Risk.  Federal law prohibits a mutual fund from acquiring shares of another investment company if, immediately after such acquisition, the fund and its affiliated persons would hold more than 3% of such investment company’s total outstanding shares.  This prohibition may prevent the Fund from allocating its investments in an optimal manner.  You will indirectly bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses and, as a result, your cost of investing in the Fund will generally be higher than the cost of investing directly in the underlying investment company’s shares.  The Fund may hold more than 3% of the William Blair Macro Allocation Fund’s (the “Macro Fund”) total outstanding shares.  The Fund and the Macro Fund comprise a “group of investment companies” within the meaning of Section 12(d)(1)(G)(ii) of the Act because the Adviser acts as the investment adviser for both funds and because the Fund and the Macro Fund hold themselves out to investors as related investment companies for purposes of Section 12(d)(1)(G)(ii) of the Act.

•
Underlying Fund Risk.  The Fund’s investments in Underlying Funds subject the Fund to the risks of the Underlying Funds.  Investments in the securities of other funds involve duplication of advisory fees and certain other expenses.  The Underlying Funds may not be registered investment companies and, thus, are not subject to protections afforded by the 1940 Act.  Certain Underlying Funds may be less liquid and thus subject the Fund directly to “Liquidity Risk” described above.  Even if an investment in an Underlying Fund is deemed liquid at the time of investment, the Underlying Fund may, in the future, alter the nature of its investments and cease to be a liquid investment fund, subjecting the Fund directly to “Liquidity Risk.”

Investment Style Risk.  Different investment styles tend to shift in and out of favor depending on market conditions and investor sentiment, and at times when the investment style used by the Fund is out of favor, the Fund may underperform other funds that use different investment styles.

Large Capitalization Companies Risk.  Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors.  Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Leverage Risk.  It is expected that most, if not all, of the Fund’s Sub-Advisers will employ leverage to varying degrees.  Leverage includes the practice of borrowing money to purchase securities or borrowing securities to sell them short.  Investments in Derivatives also involve the use of leverage because the amount of exposure to the underlying asset is often greater than the amount of capital required to purchase the Derivatives.  Leverage can increase the investment returns of the Fund.  However, if an asset decreases in value, the Fund will suffer a greater loss than it would have without the use of leverage.  The Fund will maintain long positions in assets available for collateral, consisting of cash, cash equivalents and other liquid assets, to comply with applicable legal requirements.  However, if the value of such collateral declines, margin calls by lending brokers could result in the liquidation of collateral assets at disadvantageous prices.

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Liquidity Risk.  Certain securities, assets or markets can become illiquid at times and negatively impact the price of securities if the Fund were to sell during times of illiquidity.

Management Risk.  The Fund is subject to management risk because it is an actively managed investment portfolio.  The Adviser and each Sub-Adviser’s judgments about the attractiveness, “growth” potential of a company and the potential appreciation of securities may prove to be inaccurate and may not produce the desired results.  The Adviser and each Sub-Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that their decisions will produce the intended results.

Market Risk.  Certain securities or other assets selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.

Multi-Manager Risk.  The success of the Fund’s investment strategy depends on, among other things, the Adviser’s ability to select Sub-Advisers to implement the Fund’s investment objective and the Adviser’s success in allocating assets to those Sub-Advisers.  In allocating the Fund’s assets, the Adviser may favor markets or asset classes that perform poorly relative to other markets and asset classes.  Because portions of the Fund’s assets are managed by different Sub-Advisers using different styles, the Fund could experience overlapping security transactions or take opposite positions in securities of the same issuer or engage in Derivatives transactions that may offset each other.  Certain Sub- Advisers may be purchasing securities at the same time other Sub-Advisers may be selling those same securities, which may lead to higher transaction expenses compared to a Fund using a single investment management style. To a significant extent, the Fund’s performance will depend on the success of the Adviser in allocating the Fund’s assets among the various investment strategies and Sub-Advisers.

New Fund Risk.  Investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategies, may be unable to implement certain of its investment strategies or may fail to attract sufficient assets.

Over-the-Counter (“OTC”) Transactions Risk.  When the Fund enters into an OTC transaction, it relies on the counterparty to make or take delivery of the underlying investment.  Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.  In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC position at any time prior to its expiration.

Preferred Stock Risk.  Preferred stock represents an interest in a company that generally entitles the holder to receive, in preference to the holders of common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company.  Preferred stocks are generally subordinated in right of payment to all debt obligations and creditors of the issuer.

Real Estate Risk.  A REIT’s share price may decline because of adverse developments affecting the real estate industry, including changes in interest rates.  The returns from REITs may trail returns from the overall market.  Additionally, there is always a risk that a particular REIT will fail to qualify for the favorable federal income tax treatment applicable to REITs.  Investments in real estate securities are subject to risks that include, but are not limited to: adverse changes in general economic and local market conditions; adverse developments in employment; changes in supply or demand for similar or competing properties; unfavorable changes in applicable taxes, governmental regulations and interest rates; operating or developmental expenses and lack of available financing.

Regulatory Risk.  Future regulatory developments could impact the Fund’s ability to invest in certain Derivatives.  It is possible that government regulation of various types of Derivatives, including futures, options and swap agreements, may limit or prevent the Fund from using such instruments as a part of its investment strategies, and could ultimately prevent the Fund from being able to achieve its investment objective.  It is impossible to fully predict the effects of past, present, or future legislation and regulation in this area, but the effects could be substantial and adverse.  There is a likelihood of future regulatory developments altering, perhaps to a material extent, the nature of an investment in the Fund or the ability of the Fund to continue to implement its investment strategies.

Short Sales Risk.  The risk on a short sale is the risk of loss if the value of a security sold short increases prior to the delivery date, since the Fund must pay more for the security than it received from the purchaser in the short sale.  Therefore, the risk of loss may be theoretically unlimited.  The Fund will maintain long positions in assets available for collateral, consisting of cash, cash equivalents and other liquid assets, to comply with applicable legal requirements.

Small and Medium Capitalization Company Risk.  Investing in securities of small and medium capitalization companies may involve greater volatility than investing in larger and more established companies because small and medium capitalization companies can be subject to more abrupt or erratic share price changes than larger, more established companies.

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Sub-Adviser and Strategy Concentration Risk.  Because the Adviser will not be subject to fixed limitations upon the amount of Fund assets that may be invested with a single Sub-Adviser or in a single investment strategy, the Fund may be more heavily exposed to the investment judgments of one or more Sub-Advisers or the possible increased risk of investing in a limited number of investment strategies.

Tax Risk.  There is the risk that the Fund’s investment strategies, specifically its investments in Derivatives, may subject the Fund to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses.  Income from certain Fund investments may not constitute qualifying income for purposes of maintaining the Fund’s status as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).  If the Fund were not to appropriately limit the income from such investments or if the income derived from other investments were recharacterized for U.S. tax purposes, the Fund’s status as a regulated investment company could be jeopardized.  If the Fund were to fail to qualify for taxation as a regulated investment company in any taxable year, and were ineligible to or otherwise did not cure such failure, the Fund would be subject to U.S. federal income tax at the Fund level, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income.  The Fund’s failure to qualify and be taxed as a regulated investment company could significantly reduce the value of shareholders’ investments in the Fund.

FUND PERFORMANCE:  When the Fund has been in operation for a full calendar year, performance information will be shown in this Prospectus.  Updated performance information will be available on the Fund’s website at www.williamblairfunds.com or call 1-855-772-4166.

MANAGEMENT:

Investment Adviser.  William Blair & Company, L.L.C. is the investment adviser of the Fund.

Portfolio Manager(s).  John Abunassar, Katie Austin, Peter Carl, D. Trowbridge Elliman III, Jason Moede and Brian Ziv, CFA®, each a portfolio manager of the Adviser, have served as the Fund’s co-portfolio managers since its inception in October 2014.

PURCHASE AND SALE OF FUND SHARES:  You may conduct transactions (share purchases or redemptions) via written request by mail (William Blair Directional Multialternative Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transaction, or by contacting the Fund by telephone at 1-855-772-4166.  Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.  Minimum initial and subsequent investment amounts are shown below.

Class N Share Purchase.  The minimum initial investment for a regular account or an Individual Retirement Account is $2,500.  The minimum subsequent investment is $1,000. Certain exceptions to the minimum initial and subsequent investment amounts may apply.  See “Your Account—Class N Shares” for additional information on eligibility requirements applicable to purchasing Class N shares.

Class I Share Purchase.  The minimum initial investment for a regular account or an Individual Retirement Account is $500,000 (or any lesser amount if, in the Adviser’s opinion, the investor has adequate intent and availability of funds to reach a future level of investment of $500,000).  There is no minimum for subsequent purchases.  The Fund reserves the right to offer Class I shares without regard to the minimum purchase amount requirements to qualified or non-qualified employee benefit plans when an unaffiliated third party provides administrative and/or other support services to the plan.  Certain exceptions to the minimum initial investment amount may apply.  Class I shares are only available to certain investors.  See “Your Account—Class I Shares” for additional information on the eligibility requirements applicable to purchasing Class I shares.

Institutional Class Share Purchase.  The minimum initial investment is $5 million.  There is no minimum for subsequent purchases.  The Fund reserves the right to offer Institutional Class shares without regard to the minimum purchase amount requirements to qualified or non-qualified employee benefit plans when an unaffiliated third party provides administrative and/or other support services to the plan.  Certain exceptions to the minimum initial investment amount may apply.  Institutional Class shares are only available to certain investors.  See “Your Account—Institutional Class Shares” for additional information on eligibility requirements applicable to purchasing Institutional Class shares.

Sale.  Shares of the Fund are redeemable on any day the New York Stock Exchange is open for business by mail, wire or telephone, depending on the elections you make in the account application.

TAX INFORMATION:  The Fund’s distributions will be taxed as ordinary income or long-term capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (“IRA”).  You may be taxed later upon withdrawal of monies from such tax-deferred arrangements.

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PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:  If you purchase Fund shares through a broker-dealer, or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your adviser or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION REGARDING INVESTMENT OBJECTIVES AND STRATEGIES

Investment Objective.  The Fund seeks to achieve capital appreciation with moderate volatility and moderate correlation to the broader markets.

Change in Investment Objective.  The Fund’s investment objective may be changed without the approval of the Fund’s shareholders upon 60 days’ written notice to shareholders, but only if approved by the Board of Trustees.

Principal Investment Strategies of the Fund.  The Adviser seeks to achieve the Fund’s investment objective through the allocation of the Fund’s assets among a number of hedge fund or alternative investment Sub-Advisers that employ a variety of alternative investment strategies.  The Adviser is responsible for researching and selecting the Sub-Advisers and for determining the amount of Fund assets that will be allocated or reallocated to the Sub-Advisers.  The Adviser will also monitor the performance, investment strategy and operational controls of each Sub-Adviser.  When allocating assets among Sub-Advisers, the Adviser considers a range of factors including each Sub-Adviser’s investment style and historical performance, including the types of securities or instruments they may use, the strategy they employ or a geography or sector in which they invest.

Multi-Manager Investment Approach.  The Adviser is responsible for developing, constructing and monitoring the asset allocation and portfolio strategy for the Fund.  The Adviser believes that an investment’s reward and risk characteristics can be enhanced by employing multiple sub-advisory firms with complementary styles and approaches, each with specialized knowledge in sectors or industries, asset classes, regions, and/or investment strategies.  The Sub-Advisers have broad discretion in the types of securities or instruments they may own, the type of trading strategies they may employ, and the amount of leverage they may use.  The risk of loss may be significant if a Sub-Adviser employs valuation assumptions or credit judgments that are incorrect, incorrectly evaluates market conditions, or otherwise makes investment decisions that prove to be unprofitable.  The Sub-Advisers will trade the Fund’s portfolio securities actively, and may experience a high portfolio turnover rate.

Each Sub-Adviser acts independently from the others.  Multiple Sub-Advisers may be utilized within a given strategy, but with the intent to gain access to different investment approaches.

The Adviser may directly invest the Fund’s assets, including investing in an Underlying Fund, as an alternative to allocating to a Sub-Adviser, to supplement an allocation to a Sub-Adviser or to hedge portfolio exposure.

Sub-Adviser Selection.  In selecting Sub-Advisers, the Adviser considers a number of factors, including, but not limited to:

•	Validity of the strategy

•	Historical performance

•	Quality of investment process

•	Organizational depth and stability

•	Depth of professional resources

•	Asset capacity

•	Risk profile

•	Vehicle quality

•	Risk management

The Adviser does not follow a rigid investment or allocation policy and may allocate the Fund’s assets among the Sub-Advisers and across the Fund’s investment strategies in weightings the Adviser deems appropriate.  The Adviser constructs the Fund’s investment portfolio by assessing a variety of factors, including whether the portfolio:

•	achieves broad exposure to sources of performance other than traditional bond and equity market exposures;

•	presents the greatest opportunity to meet expectations in a variety of markets; and

•	confirms complementary approaches between managers;

The Adviser continually monitors the Fund’s investment universe to ensure an optimal portfolio.  The Adviser performs systematic reviews of the Sub-Advisers, periodically ranking the Sub-Advisers within categories, and  may adjust each Sub-Adviser’s asset allocation from time to time.  The Adviser seeks Sub-Advisers with well-defined strategies that are grounded in economic logic expected to exhibit low volatility relative to traditional market indices over the long-term and under normal market conditions.  The Adviser also seeks Sub-Advisers that display deep and proven experience with the markets in which they operate and an understanding of the risks associated with investing in those markets.

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More Information on the Fund’s Investment Strategies and Techniques.  The Adviser and Sub-Advisers determine whether to buy or sell an investment for the Fund’s portfolio by applying the following strategies and techniques:

Long/Short Equity Investing.  Long/Short Equity strategies generally involve a Sub-Adviser taking both long and short positions in equity securities that are deemed to be under or overvalued.  Although the combination of long and short investing can provide an element of protection against (but not eliminate) directional market exposure, Long/Short Equities managers generally do not attempt to neutralize the amount of long and short positions (i.e., they will either be net long or net short).  Sub-Advisers may specialize in a particular industry or geographic region, or they may diversify holdings across industries or geographic regions.  Sub-Advisers in this strategy usually vary the amount of market exposure in the portfolio based on their views on market direction.

Event-Driven Investing.  Event-Driven strategies include investments by Sub-Advisers in securities of companies involved in potential corporate actions, such as mergers, acquisitions, restructurings, spin-offs, shareholder activism, or other special situations that may alter a company’s financial structure or operating strategy.  Sub-Advisers may assist in creating a catalyst for the event.  Risk management and hedging techniques may be employed to protect the portfolio from events that fail to materialize.  In addition, accurately forecasting the timing of an event is an important element impacting the realized return.  The use of leverage varies considerably.

Macro Investing. Macro strategies generally involve taking positions in anticipation of a broad market or specific security’s direction in asset classes such as in currencies, commodities, credit derivatives and equities.  Sub-Advisers may invest in a wide variety of strategies and instruments, often assuming an aggressive risk posture.  Most Sub-Advisers seek to analyze macroeconomic variables to identify dislocations and forecast future moves in global asset/securities prices on a directional or relative value basis.  Futures, options and other Derivatives are often used for hedging and speculation, and the use of leverage varies considerably.

Investments in Equity Securities.  The Fund may take both long and short positions in equity securities, including common and preferred stock of U.S. and foreign companies (including issuers located in emerging markets), convertible securities, depositary receipts, warrants, rights and Derivatives that are linked to equity securities.  The Fund is generally not constrained among the other types of equity securities in which it may invest.  The Fund may invest in equity securities of companies with market capitalizations of any size.  In addition to direct investments in equity securities and other equity-linked instruments, the Fund may invest in shares of other investment companies, including ETFs that invest in equity securities and other equity-linked instruments.

Investments in Derivatives.  The Fund may invest in Derivatives for hedging purposes, to maintain liquidity or to seek total return. Derivatives have a return tied to a formula based upon an interest rate, index, price of a security or other measurement.  Derivatives include options, futures, forward contracts, swaps and related products.

Options.  An option is a contract in which the “holder” (the buyer) pays a certain amount (“premium”) to the “writer” (the seller) to obtain the right, but not the obligation, to buy from the writer (in a “call”) or sell to the writer (in a “put”) a specific asset at an agreed upon price at or before a certain time.  The holder pays the premium at inception and has no further financial obligation.  The holder of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset.  The writer of an option-based derivative generally will receive fees or premiums but generally is exposed to losses due to changes in the value of the underlying asset.  The Fund’s investments in options may include the loss of the entire premium and the value of the underlying asset.

Futures.  A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument, index, security or commodity for a specified price at a designated date, time and place.  An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written.  Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained.  A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument, security or commodity or by payment of the change in the cash value of the index.  More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract.  If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss.  Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss.  The transaction costs must also be included in these calculations.  There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time.

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Forward Foreign Currency Contracts.  A forward foreign currency contract is an agreement to purchase or sell a specific currency at a specified future date and price agreed to by the parties at the time of entering into the contract.  The Fund may enter into forward currency exchange contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another.  To the extent that it does so, the Fund will be subject to the additional risk that the relative value of currencies will be different than anticipated by the Adviser.  The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency.

Swaps.  Swap agreements typically are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years.  Cleared swaps are transacted through futures commission merchants that are members of central clearinghouses with the clearinghouse serving as a central counterparty.  In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.  The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount” (i.e., the change in the value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index).  The swaps market was largely unregulated prior to the enactment of the Dodd-Frank Act.  Pursuant to rules promulgated under the Dodd-Frank Act, central clearing of swap agreements is currently required for certain market participants trading certain instruments, and central clearing for additional instruments is expected to be implemented by regulators until the majority of the swaps market is ultimately subject to central clearing.

Credit Default Swaps.  A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event (e.g., a ratings downgrade or default) on an underlying reference obligation, which may be a single debt instrument or baskets or indices of securities.  Credit default swaps are used as a means of “buying” credit protection (i.e., attempting to mitigate the risk of default or credit quality deterioration in some portion of the Fund’s holdings) or “selling” credit protection (i.e., attempting to gain exposure to an underlying issuer’s credit quality characteristics without directly investing in that issuer).  The Fund may be a buyer or seller of a credit default swap.  Where the Fund is a seller of credit protection, it adds leverage to its portfolio because the Fund is subject to investment exposure on the notional amount of the swap which would be offset to the extent of its uncommitted cash or cash equivalents.  The Fund will only sell credit protection with respect to securities in which it would be authorized to invest directly.

If the Fund is a buyer of a credit default swap and no credit event occurs, the Fund will lose its premium payment and recover nothing.  However, if the Fund is a buyer and a credit event occurs, the Fund will receive the full notional amount, or “par value,” of the reference obligation in exchange for the reference obligation or a payment equal to the difference in value between the full notional amount, or “par value,” of the reference obligation and the market value of the reference obligation.  As a seller, the Fund receives a fixed rate of income reflecting the buyer’s premium payments through the term of the contract (typically between six months and three years), provided that there is no credit event. If a credit event occurs, the Fund must pay the buyer the full notional amount, or “par value,” of the reference obligation in exchange for the reference obligation or the difference in value between the full notional amount, or “par value,” of the reference obligation and the market value of the reference obligation.  Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly.  In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they may be difficult to value and may be more susceptible to liquidity and credit risk.

Investments in Short Sales.  Selling securities short involves selling securities the seller (e.g., the Fund) does not own (but has borrowed) in anticipation of a decline in the market price of such securities.  To deliver the securities to the buyer, the seller must arrange through a broker to borrow the securities and, in so doing, the seller becomes obligated to replace the securities borrowed at their market price at the time of the replacement.  In a short sale, the proceeds the seller receives from the sale may be retained by the broker until the seller replaces the borrowed securities.  The seller may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

Investments in Mortgage-Backed Securities.  Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. There currently are three basic types of mortgage-backed securities: (1) those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as GNMA (Government National Mortgage Association), FNMA (Federal National Mortgage Association) and FHLMC (Federal Home Loan Mortgage Corporation); (2) those issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (3) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage-backed securities without a government guarantee but that usually have some form of private credit enhancement.

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The yield characteristics of mortgage-backed securities differ from traditional debt securities.  Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time.  The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-backed security, and may have the effect of shortening or extending the effective duration of the mortgage-backed security relative to what was anticipated at the time of purchase.  To the extent that unanticipated rates of pre-payment on underlying mortgages increase the effective duration of a mortgage-backed security, the volatility of such mortgage-backed security can be expected to increase.

Publicly Traded Partnerships (“PTPs”).  The Fund may invest in PTPs.  PTPs include master limited partnerships and certain other partnerships that meet conditions contained in the Code.  A PTP is generally taxed as a corporation for federal income tax purposes. However, if a PTP derives a substantial amount of its income and gains from certain sources, including from the exploration, development, mining or production, processing, refining, transportation or marketing of minerals or natural resources, it may be treated as a partnership for federal income tax purposes.  Other PTPs may be treated as partnerships for federal income tax purposes if certain other limited exceptions under the Code apply.  PTPs are typically organized as either limited partnerships or limited liability companies and are listed and traded on a U.S. securities exchange.

Real Estate Investment Trusts (“REITs”). The Fund may invest in REITs.  REITs are pooled investment vehicles that typically invest directly in real estate, in mortgages and loans collateralized by real estate, or in a combination of the two.  “Equity” REITs invest primarily in real estate that produces income from rentals.  “Mortgage” REITs invest primarily in mortgages and derive their income from interest payments.  REITs usually specialize in a particular type of property and may concentrate their investments in particular geographical areas.  REITs issue stocks and most REIT stocks trade on the major stock exchanges or over-the-counter.  Exposure to real estate markets, through securities of REITs or other instruments, will be subject to risks of the specific properties or property types and by default rates of borrowers or tenants.  Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type.  Real estate is also affected by general economic conditions.  When growth is slowing, demand for property decreases and prices may decline. Rising interest rates, which drive up mortgage and financing costs, can restrain construction and buying and selling activity, and may reduce the appeal of real estate investments.  REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and self-liquidations.  A REIT’s return may be adversely affected when interest rates are high or rising.  Distributions to Fund shareholders of income attributable to dividends received from REITs generally are taxed as ordinary income for federal income tax purposes.

Other Debt Securities.  The Fund may invest in securities that are illiquid, thinly traded or subject to special resale restrictions, such as those imposed by Rule 144A promulgated under the Securities Act.  The Fund’s investments may also include securities that do not produce immediate cash income, such as zero-coupon bonds.

Mortgage-Backed To-Be-Announced (“TBA”) Securities.  The Fund may engage in purchases and sales of mortgage-backed securities eligible to be sold in the TBA market, which are transactions in which the Fund purchases or sells mortgage-backed securities on a forward commitment basis for delivery at a future date.  However, the specific mortgage-backed securities to be delivered as part of the transaction are not identified until forty-eight hours prior to the settlement date.  Mortgage-backed TBA securities can be used for hedging purposes to adjust the risk exposure of a portfolio without having to restructure the portfolio.  The Fund may “roll over” mortgage-backed TBA agreements prior to the settlement date in a transaction sometimes referred to as a “TBA roll.”  In a TBA roll, the Fund will sell the obligation to purchase the mortgage-backed securities in the TBA agreement prior to the settlement date and will enter into a new mortgage-backed TBA agreement.  TBA rolls may cause the Fund to experience higher portfolio turnover which may increase taxable gains.

When-Issued and Delayed Delivery Securities.  From time to time, in the ordinary course of business, the Fund may purchase newly issued securities appropriate for the Fund on a “when-issued” basis, and may purchase or sell securities appropriate for the Fund on a “delayed delivery” basis.  When-issued or delayed delivery transactions involve a commitment by the Fund to purchase or sell particular securities, with payment and delivery to take place at a future date.  These transactions allow the Fund to lock in an attractive purchase price or yield on a security the Fund intends to purchase.  Normally, settlement occurs within one month of the purchase or sale.  During the period between purchase and settlement, no payment is made or received by the Fund and, for delayed delivery purchases, no interest accrues to the Fund.  Because the Fund is required to set aside cash or liquid securities at least equal in value to its commitments to purchase when-issued or delayed delivery securities, the Adviser’s ability to manage the Fund’s assets may be affected by such commitments.  The Fund will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but it reserves the right to sell them before the settlement date if it is deemed advisable.

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Cash or Similar Investments; Temporary Strategies.  For temporary defensive purposes, the Adviser may invest up to 100% of the Fund’s total assets in high-quality, short-term debt securities and money market instruments.  These short-term debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements.  Taking a temporary defensive position may result in the Fund not achieving its investment objective.  Furthermore, to the extent that the Fund invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market funds’ management fees and operational expenses.

Portfolio Holdings Information.  A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the SAI.  Disclosure of the Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the annual and semi-annual reports to Fund shareholders and in the quarterly holdings report on Form N-Q.  The annual and semi-annual reports to Fund shareholders will be available by contacting the William Blair Directional Multialternative Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701 or calling 1-855-772-4166, or by visiting the Fund’s website at www.williamblairfunds.com.  The Form N-Q will be available on the SEC’s website at www.sec.gov.

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PRINCIPAL RISKS

Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the amount of risk you are willing to take.  Remember, in addition to possibly not achieving your investment goals, you could lose money by investing in the Fund.  The principal risks of investing in the Fund are:

Active Trading Risk.  The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that a shareholder pays, by increasing the amount of the Fund’s realized capital gains and increasing the proportion of the Fund’s realized capital gains that are short-term capital gains.

Aggressive Investment Technique Risk.  The Fund may use investment techniques and financial instruments that may be considered aggressive, including but not limited to the use of swap agreements, futures contracts, options on futures contracts, securities and indices, forward contracts and similar instruments.  Such techniques may also include taking short positions or using other techniques that are intended to provide inverse exposure to a particular market or other asset class, as well as leverage, which can expose the Fund to potentially dramatic losses or gains.  These techniques may expose the Fund to potentially dramatic losses in the value of certain of its portfolio holdings.

Company-Specific Risk.  A particular stock may lose value due to factors specific to the Company itself, including deterioration of its fundamental characteristics, an occurrence of adverse events at the company, or a downturn in its business prospects.

Conflicts of Interest Risk.  The Adviser and Sub-Advisers will have potential conflicts of interests that could interfere with their management of the Fund.  For example, the Adviser and Sub-Advisers may manage other investment funds or client accounts that have a similar investment objective and strategy as the Fund but different fee structures than the Fund, creating potential conflicts of interest in investment decisions regarding investments that may be appropriate for the Fund and the Adviser’s or Sub-Adviser’s other clients. In addition, the activities in which the Adviser or Sub-Adviser and their affiliates are involved may limit or preclude the flexibility that the Fund may otherwise have to participate in certain investments.

Counterparty and Contractual Default Risk.  The Fund’s investments in Derivatives and other financial instruments that involve counterparties subject the Fund to the risk that the counterparty could default on its obligations under the agreement, either through the counterparty’s failure or inability to perform its obligations or bankruptcy.  In the event of default, the Fund could experience lengthy delays in recovering some or all of its assets as a result of bankruptcy or other reorganization proceedings.  The Fund could also experience limited recoveries or no recovery at all, and the value of an investment in the Fund could decline as a result.  In addition, the Fund may default under an agreement with a counterparty which could adversely affect the Fund’s investing activities.

Derivatives Risk.  The Fund may invest in, or enter into, Derivatives or Derivatives transactions.  Derivatives are financial instruments that derive their performance, at least in part, from the performance of an underlying asset, index or interest rate.  Derivatives entered into by the Fund can be volatile and involve various types and degrees of risk, depending upon the characteristics of a particular Derivative and the portfolio of the Fund.  Derivatives permit the Adviser or a Sub-Adviser to increase or decrease the level of risk of an investment portfolio, or change the character of the risk to which an investment portfolio is exposed in much the same way as the manager can increase or decrease the level of risk, or change the character of the risk, of an investment portfolio by making investments in specific securities.  Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential effect on performance of the Fund.  The Adviser’s or Sub-Adviser’s use of Derivatives may include total return swaps, options and futures designed to replicate the performance of the Fund or to adjust market or risk exposure.

If the Fund invests in Derivatives at inopportune times or incorrectly judges market conditions, the investments may reduce the return of the Fund or result in a loss.  The Fund could also experience losses if Derivatives are poorly correlated with its other investments, or if the Fund is unable to liquidate the position because of an illiquid secondary market.  The market for many Derivatives is, or suddenly can become, illiquid.  Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.  Furthermore, when seeking to obtain short exposure by investing in Derivatives, the Fund may be subject to regulatory restrictions as discussed in “Short Sales Risk” below.  The Fund will maintain long positions in assets available for collateral, consisting of cash, cash equivalents and other liquid assets, to comply with applicable legal requirements.

Derivatives - Credit Default Swap Risk.  Credit default swaps are subject to the credit risk of the underlying reference obligation and to counterparty credit risk.  If the counterparty fails to meet its obligations, the Fund may lose money.  Credit default swaps are also subject to the risk that the Adviser will not properly assess the risk of the underlying reference obligation.  If the Fund is selling credit protection, there is a risk that a credit event will occur and that the Fund will have to pay the counterparty.  If the Fund is buying credit protection, there is a risk that no credit event will occur and the Fund will receive no benefit for the premium paid.  Credit default swaps may be difficult to value and may have the effect of leverage on the Fund.

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Derivatives - Forward Foreign Currency Contracts Risk.  The Fund may be exposed to Forward Foreign Currency Contracts Risk when it agrees to enter into a type of derivative contract whereby the Fund may agree to buy or sell a country’s or region’s currency at a specific price on a specific date in the future.  These contracts may fall in value due to foreign currency value fluctuations.  The Fund’s investment or hedging strategies may not achieve their objective. Investment in these instruments also subjects the Fund to counterparty risk.

Derivatives - Futures Risk. The Fund may enter into futures contracts, including currency, bond, index and interest rate futures, for investment purposes, for risk management (hedging) purposes and to increase flexibility.  The volatility of futures contracts prices has been historically greater than the volatility of stocks and bonds.  The liquidity of the futures markets depends on participants entering into off-setting transactions rather than making or taking delivery.  To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session.  The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement.  These risks are in addition to the general “Derivatives Risks “described above.

Derivatives - Options Risk.  The Fund may be exposed to Options Risk when it purchases or sells call or put options, which are in addition to the risks relating to “Derivatives Risk” described above.  In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.  These costs will reduce any profit that might have realized had it bought the underlying security at the time it purchased the call option.  For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs.  By using put options in this manner, the Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.  If the Fund sells a put option, there is a risk that the Fund may be required to buy the underlying asset at a disadvantageous price.  If the Fund sells a call option, there is a risk that the Fund may be required to sell the underlying asset at a disadvantageous price.  If the Fund sells a call option on an underlying asset that the Fund owns and the underlying asset has increased in value when the call option is exercised, the Fund will be required to sell the underlying asset at the call price and will not be able to realize any of the underlying asset’s value above the call price.

Derivatives - Swaps Risk.  Swaps involve greater risks than direct investment in the underlying securities, because swaps are subject to the risks relating to “Derivatives Risk” described above.  Further, total return swaps are also subject to the particular risk that they could result in losses if the underlying asset does not perform as anticipated.  Such transactions can have the potential for unlimited losses.

Differential Strategy Risk. Based on various business, regulatory and other considerations, the Adviser and Sub-Advisers may choose to pursue an investment strategy for the Fund which differs from the investment strategies pursued by Related Accounts, which could adversely affect the Fund as such differences could cause the Fund’s performance to deviate materially from those of the Related Accounts.

Emerging Markets Risk. Foreign investment risk is typically intensified in emerging markets, which are the less developed and developing nations.  Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies.  Political, social and economic structures in many emerging market countries may be less established and may change rapidly.  Such countries may also lack the social, political and economic characteristics of more developed countries.  Unanticipated political, social or economic developments may affect the values of the Fund’s investments in emerging market countries and the availability to the Fund of additional investments in these countries.

The currencies of certain emerging market countries have from time to time experienced a steady devaluation relative to the U.S. dollar, and continued devaluations may adversely affect the value of the Fund’s assets denominated in such currencies.  Many emerging market countries have experienced substantial rates of inflation for many years, and continued inflation may adversely affect the economies and securities markets of such countries.

The small size, limited trading volume and relative inexperience of the securities markets in these countries may make the Fund’s investments in such countries illiquid and more volatile than investments in more developed countries.  There may be little financial or accounting information available with respect to issuers located in these countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.  Income earned on foreign securities may be subject to foreign withholding taxes.

The system of share registration and custody in some emerging market countries may create certain risks of loss (including in some cases the risk of total loss) and the Fund may be required to establish special custodial or other arrangements before making investments in these countries.  There is an increased risk of uninsured loss due to lost, stolen or counterfeit stock certificates or unauthorized trading, or other fraudulent activity.

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Prior governmental approval of non-domestic investments may be required and foreign investment in domestic companies may be subject to limitation in some emerging market countries.  Foreign ownership limitations also may be imposed by the charters of individual companies in emerging market countries to prevent, among other concerns, violation of foreign investment limitations.  Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries.  The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for such repatriation.

The economies of certain developing countries may be dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.  These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

Equity Risk.  Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.  Preferred stocks are subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.

Event-Driven Trading Risk.  Event-driven trading involves the risk that the event identified may not occur as anticipated or may not have the anticipated effect, which may result in a negative impact upon the market price of securities held by the Fund.

Foreign Investment Risk.  The risks of foreign investments may include less publicly available information, less governmental regulation and supervision of foreign stock exchanges, brokers and issuers, share registration and custody, a lack of uniform accounting, auditing and financial reporting standards, practices and requirements, the possibility of expropriation, seizure or nationalization, confiscatory taxation, limits on repatriation, adverse changes in investment or exchange control regulations, political instability, restrictions on the flow of international capital, imposition of foreign withholding taxes, fluctuating currencies, inflation, difficulty in obtaining and enforcing judgments against foreign entities or other adverse political, social or diplomatic developments that could affect the Fund’s investments.  Foreign investments may be less liquid and their prices more volatile than the securities of U.S. companies.  In addition, the time period for settlement of transactions in certain foreign markets generally is longer than for domestic markets.  Foreign investments may be denominated in currencies other than the U.S. dollar.  Therefore, changes in foreign exchange rates will affect the value of the Fund’s foreign investments either beneficially or adversely.  Fluctuations in foreign currency exchange rates will also affect the dollar value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, available for distribution to shareholders.

Geographic Risk.  To the extent that the Fund invests a significant portion of its assets in any one country, the Fund will be subject to greater risk of loss or volatility than if the Fund always maintained wide geographic diversity among the countries in which it invests.  Investing in any one country makes the Fund more vulnerable to the risks of adverse securities markets, exchange rates and social, political, regulatory and economic events in that one country.

High Portfolio Turnover Risk.  The Fund may have a relatively high turnover rate compared to many mutual funds.  This could generate capital gains including short-term capital gains taxable to shareholders at ordinary income tax rates (for non-corporate shareholders, currently as high as 39.6%) and could increase brokerage commission costs.  To the extent that the Fund experiences an increase in brokerage commissions due to a higher turnover rate, the performance of the Fund could be negatively impacted by the increased expenses incurred by the Fund.

Investment Style Risk.  Different investment styles tend to shift in and out of favor depending on market conditions and investor sentiment, and at times when the investment style used by the Fund is out of favor, the Fund may underperform other funds that use different investment styles.

Larger Capitalization Company Risk.  Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors.  Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Leverage Risk.  The Fund’s investments in Derivatives or exposure to Derivatives through other investment vehicles expose the Fund to leverage inherent in such instruments.  Such leveraged investments can amplify the effects of market volatility on the Fund’s net asset value (i.e., relatively small market movements may result in large changes in the Fund’s net asset value) and make the Fund’s returns more volatile.  At times, the Fund’s leveraged investments may cause the Fund’s investment exposure to exceed its net assets and could cause the Fund to experience substantial losses, including the risk of total loss, if the market moves against the Fund.  The use of leveraged investments may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet asset segregation requirements.  The use of leveraged investments may also cause the Fund to have higher expenses than those of mutual funds that do not use such techniques.

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Liquidity Risk.  Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments.  It may not be possible to sell or otherwise dispose of illiquid securities both at the price and within a time period deemed desirable by the Fund.  Securities subject to liquidity risk in which the Fund may invest include emerging market securities, stocks of smaller companies, private placements, Rule 144A securities, below investment grade securities and other securities without an established market.

Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio.  Each Sub-Adviser’s judgments about the attractiveness, “growth” potential of a company and the potential appreciation of securities may prove to be inaccurate and may not produce the desired results.  Each Sub-Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that their decisions will produce the intended results.  The successful use of hedging and risk management techniques may be adversely affected by imperfect correlation between movements in the price of the hedging vehicles and the securities being hedged.

Market Risk.  The value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably.  Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets.  The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.  The value of a security may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.  During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously.

Multi-Manager Risk.  Because portions of the Fund’s assets are managed by different Sub-Advisers using different styles, the Fund could experience overlapping security transactions or take opposite positions in the same securities.  Certain Sub-Advisers may be purchasing securities at the same time that other Sub-Advisers may be selling those same securities, which may lead to higher transaction expenses compared to a fund using a single investment management style.  In allocating the Fund’s assets, the Adviser may favor markets or asset classes that perform poorly relative to other markets and asset classes.  To a significant extent, the success of the Fund’s investment strategy depends on, among other things, the Adviser’s ability to select Sub-Advisers to implement the Fund’s investment objective and the Adviser’s success in allocating assets to those Sub-Advisers.  Further, in the event that there is a proxy vote related to a security in which two Sub-Advisers have taken opposite positions, the Sub-Advisers may vote such proxy in a conflicting manner.

New Fund Risk.  Investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategies, may be unable to implement certain of its investment strategies or may fail to attract sufficient assets, any of which could result in the Fund being liquidated and terminated at any time without shareholder approval and at a time that may not be favorable for all shareholders.  Such a liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

Other Investment Companies - Affiliated Fund Risk.  Investing in other investment companies or private investment vehicles sponsored or managed by the Adviser involves potential conflicts of interest. For example, the Adviser may receive fees based on the amount of assets invested by the Fund in such other investment vehicles, which fees may be higher than the fees the Adviser receives for managing the Fund.  Investment by the Fund in those other vehicles may be beneficial in the management of those other vehicles, by helping to achieve economies of scale or enhancing cash flows.  Due to this and other factors, the Adviser may have an incentive to invest a portion of the Fund’s assets in investment companies sponsored or managed by the Adviser in lieu of investments by the Fund directly in portfolio securities, or may have an incentive to invest in such investment companies over investment companies sponsored or managed by others.  Similarly, the Adviser may have an incentive to delay or decide against the sale of interests held by the Fund in investment companies sponsored or managed by the Adviser.

Other Investment Companies - Exchange-Traded Funds Risk.  The Fund may invest in ETFs.  As a result, your cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in common stocks.  You will indirectly bear fees and expenses charged by the ETFs in addition to the Fund’s direct fees and expenses.  Additionally, each ETF is subject to specific risks, depending on the nature of the fund.  These risks could include liquidity risk, sector risk, and foreign currency risk, as well as risks associated with commodities.

Investments in the Fund should be made with the understanding that ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities.  In addition, the ETFs in which the Fund invests will incur expenses not incurred by their applicable indices.  Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs’ ability to track their applicable indices.

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Other Investment Companies – Exchange-Traded Fund and Closed-End Fund Risk.  Investments in ETFs and closed-end funds are subject to the additional risk that shares of the ETF or closed-end fund may trade at a premium or discount to their net asset value per share.  This difference in price may be due to the fact that the supply and demand in the market for fund shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities.  There may also not be an active trading market available for shares of some ETFs or closed-end funds.  Additionally, trading of ETF and closed-end fund shares may be halted and ETF and closed-end fund shares may be delisted by the listing exchange.  The Fund also will incur brokerage costs when it purchases and sells ETFs.  The strategy of investing in ETFs could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes you pay.

Other Investment Companies – Regulatory Risk.  Federal law generally prohibits a mutual fund from acquiring shares of another investment company if, immediately after such acquisition, the fund and its affiliated persons would hold more than 3% of such investment company’s total outstanding shares.  This prohibition may prevent the Fund from allocating its investments in an optimal manner.  The Trust has submitted an application with the SEC for an exemptive order with respect to the Fund that would permit the Fund to invest in securities issued by other investment companies in amounts exceeding limits set forth in the 1940 Act that would otherwise be applicable.

Other Investment Companies – Underlying Fund Risk.  The Fund’s investments in Underlying Funds subject the Fund to the risks of the Underlying Funds.  Investments in the securities of other funds involve duplication of advisory fees and certain other expenses.  The Underlying Funds may not be registered investment companies and, thus, are not subject to protections afforded by the 1940 Act, covering, among other areas, liquidity requirements, governance by an independent board, affiliated transaction restrictions, leverage limitations, public disclosure requirements and custody requirements.  Certain Underlying Funds may be less liquid and thus subject the Fund directly to “Liquidity Risk” described above.  Even if an investment in an Underlying Fund is deemed liquid at the time of investment, the Underlying Fund may, in the future, alter the nature of its investments and cease to be a liquid investment fund, subjecting the Fund directly to “Liquidity Risk.”

Over-the-Counter Transactions Risk.  When the Fund enters into an OTC transaction, it relies on the counterparty to make or take delivery of the underlying investment.  Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.  In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC position at any time prior to its expiration.

Real Estate Risk.  REITs are pooled investment vehicles that typically invest directly in real estate, in mortgages and loans collateralized by real estate, or in a combination of the two.  “Equity” REITs invest primarily in real estate that produces income from rentals.  “Mortgage” REITs invest primarily in mortgages and derive their income from interest payments.  REITs usually specialize in a particular type of property and may concentrate their investments in particular geographical areas.  REITs issue stocks and most REIT stocks trade on the major stock exchanges or over-the-counter. Exposure to real estate markets, through securities of REITs or other instruments, will be subject to risks of the specific properties or property types and by default rates of borrowers or tenants.  Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type.  Real estate is also affected by general economic conditions.  When growth is slowing, demand for property decreases and prices may decline.  Rising interest rates, which drive up mortgage and financing costs, can restrain construction and buying and selling activity, and may reduce the appeal of real estate investments.  REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and self-liquidation.  A REIT’s return may be adversely affected when interest rates are high or rising.  Distributions to Fund shareholders of income attributable to dividends received from REITs generally are taxed as ordinary income for federal income tax purposes.

Recently Established Sub-Advisers.  The Adviser may allocate to recently established Sub-Advisers with more limited resources (including limited personnel) and unproven or shorter performance track records.  There may be a higher risk investing in the strategies of recently established Sub-Advisers with more limited resources.

Regulatory Risk.  Future regulatory developments could impact the Fund’s ability to invest in certain Derivatives.  It is possible that government regulation of various types of Derivative, including futures, options and swap agreements, may limit or prevent the Fund from using such instruments as a part of its investment strategies, and could ultimately prevent the Fund from being able to achieve its investment objective.  It is impossible to fully predict the effects of past, present, or future legislation and regulation in this area, but the effects could be substantial and adverse.  There is a likelihood of future regulatory developments altering, perhaps to a material extent, the nature of an investment in the Fund or the ability of the Fund to continue to implement its investment strategies.  It is possible that legislative and regulatory activity could limit or restrict the ability of the Fund to use certain instruments as a part of its investment strategies. Limits or restrictions applicable to the counterparties with which the Fund or a Sub-Advisor engages in derivative transactions (for example, the so-called, “Volcker Rule”) prescribed by the Dodd-Frank Act, which was signed into law on July 21, 2010) could also prevent the Fund or a Sub-Advisor from using certain instruments.

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The Dodd-Frank Act sets forth a regulatory framework for OTC Derivatives, including financial instruments, such as swaps, in which the Fund may invest.  The Dodd-Frank Act grants significant authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and requires clearing and exchange trading of many current OTC Derivative transactions.  The implementation of the provisions of the Dodd-Frank Act by the SEC and the CFTC could adversely affect the Fund’s ability to pursue its investment strategies.  The Dodd-Frank Act and the rules promulgated thereunder could, among other things, adversely affect the value of the investments held by the Fund, restrict the Fund’s ability to engage in derivative transactions and/or increase the costs of such derivatives transactions.

Short Sales Risk.  Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short.  Any loss will be increased by the amount of compensation, dividends or interest the Fund must pay to the lender of the security.  Because a loss incurred by the Fund on a short sale results from increases in the value of the security, losses on a short sale are theoretically unlimited. In addition, the Fund may not be able to close out a short position at a particular time or at an acceptable price.  A lender may request that borrowed securities be returned on short notice, and the Fund may have to buy the securities sold short at an unfavorable price.  If this occurs at a time when other short sellers of the same security want to close out their positions, it is more likely that the Fund would have to close out its short position at an unfavorable price.  If the Fund takes both long and short positions, there is a risk that the value of securities held long might decrease and the value of securities sold short might increase in response to activities of an individual company or general market conditions.  In this case, the Fund’s potential losses could exceed those of mutual funds that hold only long positions.

Small and Medium Capitalization Company Risk.  Investing in securities of small and medium capitalization companies may involve greater risk than investing in securities of larger, more established companies.  This is because small and medium capitalization companies may be in earlier stages of development, may be dependent on a small number of products or services, may lack substantial capital reserves and/or do not have proven track records.  Small and medium capitalization companies may be more adversely affected by poor economic or market conditions, and may be traded in low volumes, which may increase volatility and liquidity risks.  The considerations noted above are generally intensified for these investments.  Any convertible debentures issued by small and medium capitalization companies are likely to be lower-rated or non-rated securities, which generally involve more credit risk than debentures in the higher rating categories and generally include some speculative characteristics, including uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments.

Sub-Adviser and Strategy Concentration Risk.  Because the Adviser will not be subject to fixed limitations upon the amount of Fund assets that may be invested with a single Sub-Adviser or in a single investment strategy, the Fund may be more heavily exposed to the investment judgments of one or more Sub-Advisers or the possible increased risk of investing in a limited number of investment strategies.

Tax Risk.  There is the risk that the Fund’s investment strategies, specifically its investments in Derivatives, may subject the Fund to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses.  The extent of the Fund’s investments in certain entities, such as U.S. royalty trusts, the income of which is treated as earned directly by, or is allocated to the Fund for U.S. federal income tax purposes, is limited by the Fund’s intention to qualify as a regulated investment company for U.S. federal income tax purposes.  If the Fund were not to appropriately limit such investments or if such investments or the income derived from such investments were recharacterized for U.S. tax purposes, the Fund’s status as a regulated investment company could be jeopardized.  If the Fund were to fail to qualify for taxation as a regulated investment company in any taxable year, and were ineligible to or otherwise did not cure such failure, the Fund would be subject to U.S. federal income tax at the Fund level, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income.  The Fund’s failure to qualify and be taxed as a regulated investment company could significantly reduce the value of shareholders’ investments in the Fund.

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MANAGEMENT OF THE FUND

THE ADVISER

The Fund has entered into an investment advisory agreement (“Advisory Agreement”) with William Blair & Company, L.L.C., located at 222 West Adam Street, Chicago, Illinois 60606.  In addition to managing the Fund, the Adviser is a global investment banking and asset management firm and acts as the investment adviser to the William Blair Funds, an open-end management investment company, offering a number of separate series, or mutual funds, in separate prospectuses and SAIs.  The Adviser also acts as the investment manager to other privately offered U.S. and non-U.S. multi-manager hedge fund portfolios.  William Blair & Company, L.L.C. is an independent, employee-owned firm founded in 1935 by William McCormick Blair.  As of June 30, 2014, the Adviser had over 1,200 employees, including approximately 174 partners.  The Adviser is registered as an investment adviser with the SEC.

As of June 30, 2014, the Adviser manages over $62 billion in assets.  Under the Advisory Agreement, the Adviser has the ultimate responsibility for the general management and investment of the Fund’s portfolio, and researches, evaluates, selects and recommends the Fund’s Sub-Advisers, subject to the supervision of the Board of Trustees.  The Fund compensates the Adviser for its services at the annual rate of 1.60% of its average annual net assets, payable on a monthly basis in arrears.  The Adviser compensates the Sub-Advisers out of the advisory fee that it receives from the Fund.

Subject to the general supervision of the Board of Trustees, the Adviser is responsible for managing the Fund in accordance with its investment objectives and policies.  The Adviser also maintains certain related records for the Fund.  The Adviser is responsible for researching and selecting the Sub-Advisers and for determining the amount of Fund assets that will be allocated or reallocated to the Sub-Advisers.  The Adviser will also monitor the performance, investment strategy and operational controls of each Sub-Adviser.  When allocating assets among Sub-Advisers, the Adviser considers a range of factors including each Sub-Adviser’s investment style and historical performance, as well as various characteristics of the Sub-Adviser’s expected investment portfolio.

Fund Expenses.  The Fund is responsible for its own operating expenses.  Pursuant to an operating expense limitation agreement between the Adviser and the Fund, the Adviser has agreed to waive its fees and/or reimburse expenses to ensure that Total Annual Fund Operating Expenses (exclusive generally of interest, acquired fund fees and expenses, leverage and tax expenses, dividends and interest expenses on short positions, brokerage commissions, and extraordinary expenses) do not exceed an annual rate of 2.05%, 1.80% and 1.80% of the average daily net assets of the Class N shares, Class I shares and Institutional Class shares, respectively.  Any waiver in advisory  fees or payment of expenses made by the Adviser may be reimbursed by the Fund in subsequent years if the Adviser so requests.  This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses at the time of waiver.  The Adviser is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years.  Any such reimbursement will be reviewed by the Board of Trustees.  The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees and/or expenses.  This agreement is in effect through at least October 30, 2017, and may be terminated only by or with the consent of, the Board of Trustees.

To the extent the Fund invests in other William Blair funds, the Adviser will waive its advisory fee in an amount equal to the advisory fees paid to the Adviser by other William Blair funds in respect of Fund assets so invested.

A discussion regarding the basis of the Board of Trustees’ approval of the Advisory Agreement will be available in the Fund’s first semi-annual report to shareholders for the six-month period ending February 28, 2015.

The Fund, as a series of the Trust, does not hold itself out as related to any other series of the Trust for purposes of investment and investor services, nor does it share the same investment adviser with any other series of the Trust.  The Adviser currently serves as investment sub-adviser to the PMC Core Fixed Income Fund and the PMC Diversified Equity Fund, which are separate series of the Trust.  The Adviser also serves as the investment adviser to the William Blair Funds, a family of funds organized under a separate trust.  The William Blair Macro Allocation Fund is a series of the William Blair Funds.

Portfolio Management.  The Fund is co-managed by John Abunassar, Katie Austin, Peter Carl, D. Trowbridge Elliman III, Jason Moede and Brian Ziv, CFA®.  Ms. Austin and Messrs. Abunassar, Carl, Elliman, Moede and Ziv are responsible for investment strategy, manager research, asset allocation, and portfolio construction.

John Abunassar, co-portfolio manager, is an Associate of William Blair & Company, L.L.C., and has co-managed the Fund since its inception in 2014.  He joined the firm in 2011.  Prior to joining the firm, he was a principal of Guidance Capital LLC and a member of its investment committee.  Prior to joining Guidance Capital in November 2009, he was President and CEO of Allegiant Asset Management and was also President and CEO of the Allegiant Funds.  Prior to joining Allegiant, Mr. Abunassar spent 11 years with Banc One Investment Advisors, where he was senior managing director of institutional asset management, a member of the Board of Directors, and a member of the investment management policy committee.  Earlier in his career, Mr. Abunassar was an investment consultant with The Capital Control Group.  He began his career as a pension consultant at Hewitt Associates.  Education: B.A., Lake Forest College; M.B.A., Keller Graduate School of Management.

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Katie Austin, co-portfolio manager, is an Associate of William Blair & Company, L.L.C., and has co-managed the Fund since its inception in 2014.  She joined the firm in 2011.  Prior to joining the firm, she was a Senior Associate at Opera Solutions, specializing in financial services consulting and alternative investment analysis.  Prior to joining Opera, Ms. Austin was a Senior Trader/Associate Analyst at Arience Capital, long/short equity hedge fund, from 2004 to 2008 where she focused on designing and implementing trading strategies for consumer, retail, technology and internet stocks and portfolio allocation.  Prior to Arience, Ms. Austin was an Associate Analyst at Centurion Investment Group, long/short equity hedge fund, from 2002 to 2004 where she conducted due diligence on current positions and new stock ideas.  Education: B.A., Brown University; M.B.A., the University of Michigan.

Peter Carl, co-portfolio manager, is an Associate of William Blair & Company, L.L.C., and has co-managed the Fund since its inception in 2014.  He joined the firm in 2011.  Prior to joining the firm, he was a portfolio manager responsible for hedge fund manager research at Guidance Capital LLC and a member of the firm’s investment committee.  Prior to joining Guidance Capital in August 2006, Mr. Carl was Chief Operating Officer of Explorer Fund Advisors, where he developed and launched a quantitative global macro hedge fund.  While at Explorer, he was responsible for portfolio and risk management, and infrastructure development.  Before starting at Explorer in 2002, Mr. Carl was an Executive Director at Union Bank of Switzerland (“UBS”) where he developed risk management services for hedge funds.  While at UBS he also managed an exclusive relationship with Prediction Company, an independent research and development firm, to create an equity market-neutral proprietary trading business.  Prior to joining UBS, Mr. Carl worked for O’Connor and Associates, a boutique options-trading firm from 1986 to 1992.  Education: B.S., Northwestern University; M.B.A., University of Chicago.

D. Trowbridge Elliman III, co-portfolio manager, is an Associate of William Blair & Company, L.L.C., and has co-managed the Fund since its inception in 2014.  He joined the firm in 2011.  Prior to joining the firm, Mr. Elliman was a co-founder, principal and portfolio manager responsible for hedge fund manager research at Guidance Capital LLC and a member of the firm’s investment committee.  Prior to the formation of Guidance Capital in July 2001, he was a Senior Vice President and Financial Advisor with Morgan Stanley.  At Morgan Stanley he worked with several major financial institutions developing and marketing alternative investment products.  He also worked closely with Oxford Advisors Ltd. in developing and marketing a family of offshore hedge fund products, including the Oxford Strategic Income Fund and the Oxford Strategic Market Neutral Fund.  Earlier in his career Mr. Elliman was Head of Nonferrous Metals floor trading at Drexel Burnham in New York. Education: B.A., Hampshire College.

Jason Moede, co-portfolio manager, is an Associate of William Blair & Company, L.L.C., and has co-managed the Fund since its inception in 2014.  He joined the firm in 2011.  Prior to joining the firm, Mr. Moede was a portfolio manager and quantitative strategist with TradeLink, LLC where he managed both proprietary and hedge fund portfolios in the systematic futures space.  Prior to joining TradeLink, Mr. Moede co-founded and acted as Managing Director of Constellation Investment Group, LLC (a JV partner of TradeLink).  At Constellation, he was responsible for the research, development, and management of the company’s equity market neutral hedge fund.  Before launching Constellation in June 2003, Mr. Moede was a Director at BCG ValueScience, a subsidiary of the Boston Consulting Group, which focused on shareholder value creation and management strategies for Fortune 500 companies.  Prior to joining BCG ValueScience in May 2000, Mr. Moede served as Business Development Manager at a subsidiary of Bechtel Enterprises from March 1997 to May 2000 and was an economist at Skadden, Arps, Slate, Meagher & Flom from September 1994 to March 1997.  Education: B.A., Carleton College.

Brian Ziv, CFA®, co-portfolio manager, is a Partner of William Blair & Company, L.L.C., and has co-managed the Fund since its inception in 2014.  He joined the firm in 2011. Prior to joining the firm, Mr. Ziv was a co-founder, principal and portfolio manager responsible for hedge fund manager research at Guidance Capital LLC and a member of the firm’s investment committee.  Prior to the formation of Guidance Capital in July 2001, he was Chief Investment Officer of Graystone Wealth Management Services, a division of Morgan Stanley.  Mr. Ziv has published articles on a wide range of investment topics, including portfolio strategy, use of hedge funds and investment manager selection.  Prior to joining Graystone in 1994 he founded and managed Ziv Asset Management, a value-oriented equity management firm.  The firm also provided a range of specialized investment services to several national investment firms.  He has the Chartered Financial Analyst designation and is a member of the CFA Society of Chicago and the CFA Institute.  Education: B.A., Princeton University.

CFA® is a registered trademark owned by the CFA Institute.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed and ownership of securities in the Fund.

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William Blair Macro Allocation Fund
To implement the Fund’s Macro strategy, the Fund may invest in the Macro Fund, a series of the William Blair Funds.  The Macro Fund’s investment objective is to maximize long-term risk-adjusted total return.  The Macro Fund employs a dynamic, global macro asset allocation strategy, which attempts to exploit periodic market inefficiencies by taking long and short positions in various asset classes and currencies.  The goal of the Macro Fund’s asset allocation strategy is to identify and exploit periodic discrepancies between fundamental values and market prices. These perceived value/price discrepancies are the foundation for the Fund’s portfolio construction.  The Macro Fund may invest in or seek exposure to a wide range of asset classes and has no geographic or other limits on the allocation of its assets among asset classes.

Brian D. Singer, a Partner of the Adviser, has co-managed the Macro Fund since its inception in 2011.  Prior to joining the Adviser in 2011, Mr. Singer was a Managing Partner and Head of Investment Strategies at Singer Partners, LLC from 2009 to 2011.  Prior to that, he was the Head of UBS Global Investment Solutions Group and Americas’ Chief Investment Officer, UBS Global Asset Management (Americas) Inc. (“UBS Global”) from 2003 to 2007.  Mr. Singer is a member of the Investment & Accounts Committee of Exeter College at Oxford University, and is chairman of the Milton Friedman inspired organization “Free to Choose Network.”  Mr. Singer has the Chartered Financial Analyst designation and is a member of the CFA Institute.  Education: B.A., Northwestern University; M.B.A., University of Chicago.

Thomas M. Clarke, a Partner of the Adviser, has co-managed the Macro Fund since its inception in 2011.  Prior to joining the Adviser in 2011, Mr. Clarke was a Managing Partner of Singer Partners, LLC from 2009 to 2011.  Prior to that, he was with UBS Global from 2000 to 2009.  During his time at UBS Global, he served as the head of currency analysis and strategy for UBS Global Investment Solutions Group from 2000 to 2009.  Education: B.S., University of Manchester.

Similar Account Performance
Because of the nature of its investments, the Fund and the Adviser are subject to regulation under the Commodities Exchange Act, as amended (the “CEA”) as a commodity pool and commodity pool operator (“CPO”), respectively and as those terms are defined under the CEA.  The Adviser, as CPO of the Fund, and the Fund are regulated by the CFTC, the NFA and the SEC and are subject to each regulator’s disclosure requirements.  The CFTC recently adopted rules that are intended to harmonize certain CEA disclosure requirements with SEC disclosure requirements, including Rule 4.12(c)(3)(i) under the CEA, which requires the CPO of a registered investment company with less than three years of operating history to disclose the performance of all accounts and pools that are managed by the CPO and that have investment objectives, policies and strategies substantially similar to those of the newly-formed registered investment company.  The Adviser does not manage any commodity pool that has investment objectives, policies and strategies that are substantially similar to the Fund.

THE SUB-ADVISERS

The Adviser has entered into a sub-Advisory Agreement with each Sub-Adviser, and the Adviser compensates the Fund’s Sub-Advisers out of the advisory fees it receives from the Fund.  Each Sub-Adviser makes investment decisions for the assets it has been allocated to manage.  The Adviser oversees the Sub-Advisers for compliance with the Fund’s investment objective, policies, strategies and restrictions, and monitors each Sub-Adviser’s adherence to its investment style.  The Board of Trustees supervises the Adviser and the Sub-Advisers, establishes policies that they must follow in their management activities, and oversees the hiring, termination and replacement of Sub-Advisers recommended by the Adviser.  The Trust has submitted an application with the SEC for an exemptive order with respect to the Fund that would permit the Adviser, subject to certain conditions, to terminate existing Sub-Advisers or hire new Sub-Advisers for the Fund, to materially amend the terms of particular agreements with Sub-Advisers or to continue the employment of existing Sub-Advisers after events that would otherwise cause an automatic termination of a sub-Advisory Agreement.  This arrangement has been approved by the Board of Trustees and the Fund’s initial shareholder.  Consequently, if approved by the SEC, under the exemptive order, the Adviser would have the right to hire, terminate and replace Sub-Advisers when the Board of Trustees and the Adviser believe that a change would benefit the Fund.  Within 90 days of retaining a new Sub-Adviser, shareholders of the Fund would receive notification of the change.  The exemptive order would also exempt the Fund from certain requirements to disclose the compensation paid by the Adviser to the Sub-Advisers.  The manager of managers structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of sub-Advisory Agreements.  The structure does not permit advisory fees paid by the Fund to be increased or change the Adviser’s obligations under the Advisory Agreement, including the Adviser’s responsibility to monitor and oversee sub-advisory services furnished to the Fund, without shareholder approval.  Furthermore, any sub-Advisory Agreements with affiliates of the Fund or the Adviser will require shareholder approval.

Not all of the Sub-Advisers listed for the Fund may be actively managing assets for the Fund at all times.  Subject to the oversight of the Board of Trustees, the Adviser may temporarily allocate Fund assets away from a Sub-Adviser.  Situations in which the Adviser may make such a determination include changes in the level of assets in the Fund, changes to the Adviser’s view of the Sub-Adviser’s current opportunities, changes in a Sub-Adviser’s personnel or a Sub-Adviser’s adherence to an investment strategy.

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A discussion regarding the basis of the Board of Trustees’ approval of the investment sub-Advisory Agreements between the Adviser and the respective Sub-Advisers will be available in the Fund’s first semi-annual report to shareholders for the six-month period ending February 28, 2015.

The following provides additional information about each Sub-Adviser and the portfolio managers (each, a “Portfolio Manager”) who are responsible for the day-to-day management of the Fund’s portfolio.  The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and their ownership of securities in the Fund.

Buckingham Capital Management, Inc.  The Adviser has entered into a sub-advisory agreement with Buckingham Capital Management, Inc. (“Buckingham”) to manage a portion of the Fund’s assets using the Fund’s Long/Short Equity strategy.  Buckingham is a registered investment adviser founded in 1985 and located at 485 Lexington Avenue, 3rd Floor, New York, New York 10017.  Buckingham provides discretionary investment advisory services to high net worth individuals, corporations, charitable organizations, pension and profit sharing plans, and other clients, primarily through its private commingled investment vehicles.  Buckingham also offers investment management services to separately managed accounts on an individual basis.  As of August 31, 2014, Buckingham managed approximately $903 million in assets.

David B. Keidan, President, Chief Executive Officer and Chief Investment Officer of Buckingham, has been in the investment business since 1968, with extensive experience across the full range of investment disciplines: research, trading and the management of capital.  Mr. Keidan founded Buckingham Research Group, Buckingham’s parent company, in 1982 and is the architect of Buckingham’s investment process.  Mr. Keidan is on the Board of Trustees of Montefiore Medical Center and President of the Friends of the Harvard Judaica Collection.  Education: Harvard College, BA, magna cum laude, 1966; Harvard Business School, MBA, 1968.

Brian Clifford, CFA®, Senior Vice President of Buckingham, joined Buckingham in 2012.  Mr. Clifford started his career in 1994 at Morgan Stanley Dean Witter where he was an Investment Management Associate and then a Junior Portfolio Manager.  He was a mutual fund manager for AIG/SunAmerica from 1998 to 2005 where he ran some of their top ranked equity funds.  Mr. Clifford joined Lehman Brothers in 2005 where he ran a diversified long/short equity fund.  He also ran a long/short equity fund at Macquarie before joining Buckingham.  Education: University of Richmond, BS, 1994.

Jason Cohen, CFA®, Senior Vice President of Buckingham, joined Buckingham in June 2007.  He began his career in operations where he worked for four years before becoming an analyst in 2011.  Prior to Buckingham, Mr. Cohen worked as an intern for the National Republican Congressional Committee.  Education: The Macaulay Honors College (CUNY), BA, 2007.

Yanai A. Frank, Senior Vice President of Buckingham, joined Buckingham in 2012 and is responsible for covering industrials in the diversified portfolio.  Mr. Frank started his investment career at Zweig-Di Menna in 2000 and moved to Kingdon Capital to cover industrials in 2002 before joining Buckingham.  He has extensive investment experience in the basics, industrials, metals, and energy sectors.  Education: Cornell University, BS, 1993; (M. Eng.), 1994; Columbia Business School, MBA, 2000.

Cube Capital LLP.  The Adviser has entered into a sub-advisory agreement with Cube Capital LLP (“Cube Capital”) to manage a portion of the Fund’s assets using the Fund’s Event-Driven strategy.  Cube Capital generally provides investment advice, investment management (subject to discretionary limits), and operational and marketing services to affiliated entities, including multi-manager funds and single strategy hedge funds  Cube Capital may also provide investment advice and consulting services to high net worth individuals, trusts and investment companies.  Cube Capital is a registered investment adviser founded in 2004 and located at 180 Great Portland Street, W1W 5QZ, London, England.  Cube Capital provides discretionary, individualized investment advisory services to private investment funds (generally structured as pooled investment vehicles) and certain institutional separately managed accounts.  As of August 31, 2014, Cube Capital managed approximately $1.06 billion in assets.

Nick Linnane, Senior Portfolio Manager of Cube Capital, joined Cube Capital in February 2007 and has been managing liquid hedge fund strategies for Cube Capital since September 2008.  Mr. Linnane is the Senior Portfolio Manager for Cube Global Opportunities Fund.  From 2003 to 2006, Mr. Linnane worked at Citigroup Alternative Investments, based in New York from 2003 to 2004 and in Tokyo from 2004 to 2006.  He worked at Boston Consulting Group (BCG) from 1995 to 2003 in Australia, Malaysia and New York.  Mr. Linnane is a fluent Japanese speaker.  Education: BCom (finance) and LLB (law), Melbourne University; M.B.A., INSEAD.

Stan Borin joined Cube Capital in 2009 and is a Portfolio Manager for Cube Global Opportunities Fund.  Mr. Borin spent three years investing in European High Yield and Emerging Market cash and derivative credit markets at Lehman Brothers, from 2005 to 2007, and Barclays Capital, from 2007 to 2008.  He also invested in distressed debt and special situations for Republic Financial, a U.S. based asset manager between 2000 and 2003.  Mr. Borin began his career as an investment banker in 1999 at a predecessor of Wachovia Securities in Denver, Colorado.  Education: BS (Engineering) Solomon University, Kiev Ukraine, MS (Environmental Science) University of Iowa, M.B.A., University of Chicago.

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Chrysis Aristidou, Analyst, of Cube Capital, conducts bottom-up research and analysis of Cube Capital’s investment portfolio.  Prior to joining Cube Capital in 2013, he was a project manager at HSBC, developing and executing the bank's strategy in European Emerging Markets and Central Asia.  Education: BSc (Computer Science.), University of Surrey, MSc (Information Systems), LSE; M.B.A., INSEAD.

FSI Group, LLC.  The Adviser has entered into a sub-advisory agreement with FSI Group, LLC (“FSI”) to manage a portion of the Fund’s assets using the Fund’s Long/Short Equity strategy.  FSI is a registered investment adviser founded in 1995 and located at 441 Vine Street, Suite 1300, Cincinnati, Ohio 45202.  FSI provides investment management services to private investment funds, institutional separate accounts, and, through affiliates, to collateralized debt obligations.  As of August 31, 2014, FSI managed approximately $3.4 billion in assets.

Steve Stein is the Chairman of FSI.  He is a founder of FSI and serves as co-portfolio manager of FSI’s long/short equity hedge fund and private equity strategies.  Mr. Stein served as a director on various public and private bank boards from 1989-2009, and is a founder of Trapeza Capital Management, LLC, a provider of capital to community-based financial institutions.  Prior to founding FSI, Mr. Stein was a founder and President of the Belvedere Corporation, a developer and manager of commercial real estate properties and hotels.  Prior to Belvedere, Mr. Stein was a Partner at Taft, Stettinius & Hollister LLP, an Ohio-based law firm.  Education: B.A., summa cum laude, Williams College; J.D., magna cum laude, the Harvard Law School.

John Stein is the President of FSI Group, LLC.  He is a founder of FSI and serves as co-portfolio manager of FSI’s long/short equity hedge fund and private equity strategies.  Mr. Stein served as a director on various public and private bank boards from 1998 through 2010, and is a founder of Trapeza Capital Management, LLC, a provider of capital to community-based financial institutions.  Prior to founding FSI, Mr. Stein served as a Vice President and Portfolio Manager in the Market Risk Analytics Group of Bankers Trust Company, and as a Commercial and Investment Banking Consultant in the Financial Services Strategy practice of The MAC Group/Gemini Consulting.  Mr. Stein is a CFA®.  Education: B.A., University of Chicago.

Havens Advisors LLC.  The Adviser has entered into a sub-advisory agreement with Havens Advisors LLC (“Havens”) to manage a portion of the Fund’s assets using the Fund’s Event Driven strategy.  Havens is a registered investment adviser founded in 1995 and located at 600 Lexington Avenue, 25th Floor, New York, New York 10022.  Havens provides discretionary investment advice to private investment funds, and, as of August 31, 2014, managed approximately $145 million in assets.

Nancy E. Havens-Hasty is the Founder, President and Chief Investment Officer of Havens.  Ms. Havens-Hasty founded Havens Advisors in 1995.  She spent the previous sixteen years at Bear Stearns & Co., Inc.  Ms. Havens-Hasty was named a member of the Bear Stearns Board of Directors in 1992, the first female employee to achieve that status.  She spent the first seven years in the Risk Arbitrage Department, where she founded and managed the international risk arbitrage effort, and the remaining years as head of the Bankruptcy Department and then as co-head of the High Yield Department.  Ms. Havens-Hasty has been a frequent guest on Bloomberg TV and has been widely quoted in, among other publications, the Wall Street Journal and The New York Times.  Education: A.B., Cornell University; M.B.A., Harvard University.

Abigail Hooper is an Arbitrage Portfolio Manager of Havens.  Ms. Hooper joined Havens Advisors in 2000 after graduating from Brown University.  She had previously worked at Havens Advisors as a summer intern from 1997 through 1999.  She serves as the Portfolio Manager for the Australian and East Asian portfolio.  Ms. Hooper worked for ec-Finance.com in 2000, researching and analyzing strategic alliances for internet-based financial solutions firm facilitating international trade.  Education: B.A., Brown University.

Steven Schneider, CFA®, is an Arbitrage Portfolio Manager and Credit Event-Driven Analyst of Havens.  Mr. Schneider joined Havens Advisors in October 2009.  Prior to joining Havens, he was Senior Vice President for Merger Arbitrage and Event-Driven Strategies at Bank Hapoalim, where he was responsible for merger arbitrage and event-driven research, analysis and trading.  Previous to joining Bank Hapoalim, Mr. Schneider served in a number of capacities at JP Morgan and Bear Stearns between July 2000 and July 2008 in the areas of Risk Arbitrage, Special Situations and Convertible Bonds. Mr. Schneider is a CFA Charterholder.  Education: B.S., Pennsylvania State University.

Wellington Management Company, LLP.  The Adviser has entered into a sub-advisory agreement with Wellington Management Company, LLP (“Wellington”) to manage a portion of the Fund’s assets using the Fund’s Long/Short Equity strategy, focusing on the technology sector.  Wellington is a professional investment counseling firm located at 280 Congress Street, Boston, Massachusetts 02210 that provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions.  Wellington and its predecessor organizations have provided investment advisory services for over 80 years.  As of August 31, 2014, Wellington managed approximately $903.8 billion in assets.

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John F. Averill, CFA®, joined Wellington in 1994 and is a senior vice president and global industry analyst of Wellington, responsible for following the communication equipment and components sector, and networking and storage companies.  He also participates in the firm’s Technology Sector Team, which seeks to share insights on dynamics of the tech sector and its cycle.  Education: BS, Cornell University; MS, Massachusetts Institute of Technology (Sloan).

Bruce L. Glazer, joined Wellington in 1997 and is a global industry analyst in Global Industry Research for Wellington.  Mr. Glazer conducts fundamental research on the computer and business service sectors.  His specific areas of analysis include data center outsourcing, transaction/information processing, information technology professional services, and temporary staffing.  Education: BA, Cornell University; MBA, University of Pennsylvania (Wharton).

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YOUR ACCOUNT

CLASS N SHARES

The Class N shares offered herein are offered only to investors who acquire the shares directly through the Fund or through a select number of financial intermediaries with whom the Fund has entered into selling agreements specifically authorizing them to sell Class N shares.

Minimum Investments.  To open an account, the minimum initial investment for regular accounts or IRAs is $2,500.  To add to an account, the subsequent minimum investment is generally $1,000.  The Fund may accept smaller amounts under a group payroll deduction or similar plan.  Investors investing through certain tax-qualified retirement plans and wrap fee programs may be subject to different, lower or no minimums.  The minimum investment amounts may be changed at any time and may be waived for trustees, principals, officers or employees of the Trust or the Adviser.  For omnibus accounts that meet the minimum investment requirement, the Fund does not impose any minimum investment amounts for sub-accounts, although the firm holding the omnibus account may impose its own minimum investment requirements.

CLASS I SHARES

The Class I shares are available for purchase exclusively by the following categories of investors:

•	institutional investors (such as qualified retirement plans, wrap fee plans and other programs charging asset-based fees);

•	advisory clients of the Adviser with a fee-based asset management account;

•	tax-exempt retirement plans (Profit Sharing, 401(k), Money Purchase Pension and Defined Benefit Plans) of the Adviser and its affiliates and rollover accounts from those plans;

•	investment companies managed by the Adviser that invest primarily in other investment companies; and

•	employees of the Adviser and their family purchasing directly from the Fund.

Minimum Investments.  The minimum initial investment for a regular account or an IRA is $500,000 (or any lesser amount if, in the Adviser’s opinion, the investor has adequate intent and availability of funds to reach a future level of investment of $500,000).  There is no minimum for subsequent purchases.  The Fund reserves the right to offer Class I shares without regard to the minimum purchase amount requirements to qualified or non-qualified employee benefit plans when an unaffiliated third party provides administrative and/or other support services to the plan.  Certain exceptions to the minimum initial investment amount may apply.

INSTITUTIONAL CLASS SHARES

The Institutional Class shares are designed for institutional investors, including, but not limited to, employee benefit plans, endowments, foundations, trusts and corporations, who are able to meet the Institutional Class shares’ high minimum investment requirement.  Each account must separately meet the minimum investment requirement.  Institutional Class shares are not subject to a Rule 12b-1 fee or shareholder servicing fee.

Minimum Investments.  The minimum initial investment is $5 million.  There is no minimum for subsequent purchases.  The Fund reserves the right to offer Institutional Class shares without regard to the minimum purchase amount requirements to qualified or non-qualified employee benefit plans when an unaffiliated third party provides administrative and/or other support services to the plan.  Certain exceptions to the minimum initial investment amount may apply.  The initial investment must be accompanied by the Account Application and corporate resolutions, if applicable.  The Fund does not impose any sales charges in connection with purchases of Institutional Class shares, although service agents and other institutions may charge their clients a fee in connection with purchases for the accounts of their clients.

HOW TO BUY SHARES (By Mail, by Wire or by Telephone)

All purchase requests received in good order by the Fund, the U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent (the “Transfer Agent”) or by an authorized financial intermediary (or its authorized designee) that has made arrangements with the Fund to receive purchase and redemption orders on its behalf (an “Authorized Intermediary”) before the close of the NYSE (generally 4:00 p.m., Eastern time) will be processed at that day’s NAV per share.  Purchase requests received by the Transfer Agent or an Authorized Intermediary after the close of the NYSE (generally 4:00 p.m., Eastern time) will receive the applicable price on the next business day.  For additional information about purchasing shares through an Authorized Intermediary, please see “Purchasing Shares Through a Financial Intermediary,” below.

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All account applications (each an “Account Application”) to purchase Fund shares are subject to acceptance by the Fund and are not binding until so accepted.  It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders.  The Fund reserves the right to reject any application.  Your order will not be accepted until a completed Account Application is received by the Fund or the Transfer Agent.

The Fund reserves the right to reject any purchase order if, in its discretion, it is in the Fund’s best interest to do so.  For example, a purchase order may be refused if it appears so large that it would disrupt the management of the Fund.  Purchases may also be rejected from persons believed to be “market timers,” as described under the section entitled “Tools to Combat Frequent Transactions,” below.  In addition, a service fee, which is currently $25, will be deducted from a shareholder’s account for any payment that is returned to the Transfer Agent unpaid.  You will also be responsible for any losses suffered by the Fund as a result.  The Fund and the Transfer Agent will not be responsible for any loss, liability, cost or expense resulting from rejecting any purchase order.

Shares of the Fund have not been registered for sale outside of the United States.  The Fund generally does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

The Fund reserves the right to waive the minimum initial investment amount at its discretion.  Shareholders will be given at least 30 days’ written notice of any increase in the minimum dollar amount of initial or subsequent investments.  The Fund may waive the minimum initial investment as follows:

•	shares transferred from existing accounts if the registration or beneficial owner of the account remains the same;
•	employees, and families of employees, of the Adviser and its affiliates;
•	employee benefit plans sponsored by the Adviser;
•	certain wrap programs offered by financial intermediaries;
•	trustees of the Fund;
•	institutional clients of the Adviser;
•	defined contribution plans that the Adviser believes will reach $1 million within one year; and
•	certain other separately managed account clients at the Adviser’s discretion.

Purchase Requests Must be Received in Good Order.  Your share price will be the next calculated NAV per share, after the Transfer Agent or your Authorized Intermediary receives your purchase request in good order.  For purchases made through the Transfer Agent, “good order” means that your purchase request includes:

•	the name of the Fund you are investing in;
•	the dollar amount of shares to be purchased;
•	your Account Application or investment stub; and
•	a check payable to the “William Blair Directional Multialternative Fund.”

For information about your financial intermediary’s requirements for purchases in good order, please contact your financial intermediary.

By Mail

To purchase the Fund’s shares by mail, simply complete and sign the Account Application and mail it, along with a check made payable to the Fund:

Regular Mail	Overnight or Express Mail
William Blair Directional Multialternative Fund	William Blair Directional Multialternative Fund
c/o U.S. Bancorp Fund Services, LLC	c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701	615 East Michigan Street, 3rd Floor
Milwaukee, WI 53201-0701	Milwaukee, WI 53202

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent.  All purchases by check must be in U.S. dollars drawn on a domestic financial institution.  The Fund will not accept payment in cash or money orders.  The Fund also does not accept cashier’s checks in amounts of less than $10,000.  To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  The Fund is unable to accept postdated checks, postdated on-line bill pay checks, or any conditional order or payment.

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By Wire

If you are making your first investment in the Fund, before you wire funds, the Transfer Agent must have a completed Account Application.  You can mail or use an overnight service to deliver your Account Application to the Transfer Agent at the above address.  Upon receipt of your completed Account Application, the Transfer Agent will establish an account for you.  Once your account has been established, you may instruct your bank to send the wire.  Prior to sending the wire, please call the Transfer Agent at 1-855-772-4166 to advise them of the wire and to ensure proper credit upon receipt.  Your bank must include the name of the Fund you are investing in, your name and account number so that monies can be correctly applied.  Your bank should transmit immediately available funds by wire to:

Wire to:	U.S. Bank, N.A.
ABA Number:	075000022
Credit:	U.S. Bancorp Fund Services, LLC
Account:	112-952-137
Further Credit:	William Blair Directional Multialternative Fund
(Shareholder Name/Account Registration)
(Shareholder Account Number)

Wired funds must be received by the close of the NYSE (generally 4:00 p.m., Eastern time) to be eligible for same day pricing.  The Fund and U.S. Bank, N.A., the Fund’s custodian, are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

By Telephone

If you have accepted telephone options on the Account Application, and your account has been open for 15 days, you may purchase additional shares by calling the Fund toll free at 1-855-772-4166.  This option allows investors to move money from their bank account to their Fund account upon request.  Only bank accounts held at domestic institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions.  If your order is received prior to the close of the NYSE (generally 4:00 p.m., Eastern time), shares will be purchased in your account at the applicable price determined on the day your order is placed.

Purchasing Shares Through a Financial Intermediary.  Investors may be charged a fee if they effect transactions through a financial intermediary.  If you are purchasing shares through a financial intermediary, you must follow the procedures established by your financial intermediary.  Your financial intermediary is responsible for sending your purchase order and wiring payment to the Transfer Agent.  Your financial intermediary holds the shares in your name and receives all confirmations of purchases and sales.  Financial intermediaries placing orders for themselves or on behalf of their customers should call the Fund toll free at 1-855-772-4166, or follow the instructions listed in the sections above entitled “By Mail,” “By Wire” and “By Telephone.”

If you place an order for Fund shares through a financial intermediary that is not an Authorized Intermediary in accordance with such financial intermediary’s procedures, and such financial intermediary then transmits your order to the Transfer Agent in accordance with the Transfer Agent’s instructions, your purchase will be processed at the next calculated NAV, after the Transfer Agent receives your order.  The financial intermediary must promise to send to the Transfer Agent immediately available funds in the amount of the purchase price in accordance with the Transfer Agent’s procedures.  If payment is not received within the time specified, the Transfer Agent may rescind the transaction and the financial intermediary will be held liable for any resulting fees or losses.  In the case of Authorized Intermediaries that have made satisfactory payment or redemption arrangements with the Fund, orders will be processed at the applicable price next calculated after receipt by the Authorized Intermediary (or its authorized designee), consistent with applicable laws and regulations.  Authorized Intermediaries may be authorized to designate other intermediaries to receive purchase and redemption requests on behalf of the Fund.

Financial intermediaries, including Authorized Intermediaries, may set cut-off times for the receipt of orders that are earlier than the cut-off times established by the Fund.  For more information about your financial intermediary’s rules and procedures, and whether your financial intermediary is an Authorized Intermediary, you should contact your financial intermediary directly.

Anti-Money Laundering Program. Please note that the Trust has established an Anti-Money Laundering Compliance Program as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  In order to ensure compliance with this law, the Account Application asks for, among other things, the following information for all “customers” seeking to open an “account” (as those terms are defined in rules adopted pursuant to the USA PATRIOT Act):

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•	full name;
•	date of birth (individuals only);
•	Social Security or taxpayer identification number; and
•	permanent street address (P.O. Box only is not acceptable).

Accounts opened by entities, such as corporations, limited liability companies, partnerships or trusts will require additional documentation.

If any information listed above is missing, your Account Application will be returned and your account will not be opened.  In compliance with the USA PATRIOT Act, the Transfer Agent will verify the information on your application.  The Fund reserves the right to request additional clarifying information and may close your account if such clarifying information is not received by the Fund within a reasonable time of the request or if the Fund cannot form a reasonable belief as to the true identity of a customer.  If you require additional assistance when completing your Account Application, please contact the Transfer Agent at 1-855-772-4166.

HOW TO REDEEM SHARES (By Mail, by Wire or by Telephone)

Orders to sell or “redeem” shares may be placed either directly with the Fund or through an Authorized Intermediary.  If you originally purchased your shares through an Authorized Intermediary, your redemption order must be placed with the same Authorized Intermediary in accordance with the procedures established by that Authorized Intermediary.  Your Authorized Intermediary is responsible for sending your order to the Transfer Agent and for crediting your account with the proceeds.  You may redeem Fund shares on any business day that the Fund calculates its NAV.  To redeem shares directly with the Fund, you must contact the Fund either by mail or by telephone to place a redemption request.  Your redemption request must be received in good order (as discussed under “Payment of Redemption Proceeds,” below) prior to the close of the regular trading session of the NYSE (generally 4:00 p.m., Eastern time) by the Transfer Agent or by your Authorized Intermediary in order to obtain that day’s closing NAV.  Redemption requests received by the Transfer Agent or an Authorized Intermediary after the close of the NYSE (generally 4:00 p.m., Eastern time) will be treated as though received on the next business day.

Shareholders who hold their shares through an IRA or other retirement account must indicate on their redemption request whether or not to withhold federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.  Shares held through IRA accounts may not be redeemed by telephone.

Payment of Redemption Proceeds. You may redeem your Fund shares at a price equal to the NAV per share next determined after the Transfer Agent or your Authorized Intermediary receives your redemption request in good order.  Your redemption request cannot be processed on days the NYSE is closed.  Proceeds from redemption requests received in good order by the Transfer Agent or your Authorized Intermediary before the close of the regular trading session of the NYSE (generally 4:00 p.m., Eastern time) will usually be sent on the next business day.

A redemption request made through the Transfer Agent will be deemed in “good order” if it includes:

•	the shareholder’s name;
•	the name of the Fund you are redeeming shares from;
•	the account number;
•	the share or dollar amount to be redeemed; and
•	signatures by all shareholders on the account and a signature guarantee(s), if applicable.

For information about your financial intermediary’s requirements for redemption requests in good order, please contact your financial intermediary.

You may have the proceeds sent by check to address of record, wired to your pre-established bank account, or sent by electronic funds transfer through the ACH network using the bank instructions previously established on your account.  Please note that wires are subject to a $15 service fee and are typically sent on the next business day after the redemption was processed.  There is no charge to have proceeds sent via ACH, however, funds are typically credited to your bank within two to three days after redemption.  In all cases, proceeds will be processed within seven calendar days after the Fund receives your redemption request.

Before selling recently purchased shares, please note that if the Transfer Agent has not yet collected payment for the shares you are selling, it may delay sending the proceeds until the payment is collected, which may take up to 12 calendar days from the purchase date.  Furthermore, there are certain times when you may be unable to sell Fund shares or receive proceeds.  Specifically, the Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven calendar days: (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by them are not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (3) for such other periods as the SEC may permit for the protection of shareholders.  Your ability to redeem shares by telephone may be delayed or restricted after you change your address online or by telephone.  You may change your address at any time by a written request, addressed to the Transfer Agent.  Confirmation of an address change will be sent to both your old and new address.  The Fund will not be responsible for interest lost on redemption amounts due to lost or misdirected mail.

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Signature Guarantees. The Transfer Agent may require a signature guarantee for certain redemption requests.  A signature guarantee ensures that your signature is genuine and protects you from unauthorized account redemptions.  Signature guarantees can be obtained from banks and securities dealers, but not from a notary public.  A signature guarantee, from either a Medallion program member or a non-Medallion program member, of each owner is required in the following situations:

•	if ownership is being changed on your account;
•	when redemption proceeds are payable or sent to any person, address or bank account not on record;
•	if a change of address request was received by the Transfer Agent within the last 15 calendar days; and
•	for all written redemptions in excess of $50,000 from any shareholder account.

Non-financial transactions including establishing or modifying certain services on an account will require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

In addition to the situations described above, the Fund and/or the Transfer Agent reserve the right to require a signature guarantee or other acceptable signature verification in other instances based on the circumstances relative to the particular situation.  The Fund reserves the right to waive any signature requirements at its discretion.

By Mail

You can execute most redemptions by furnishing an unconditional written request to the Fund to redeem your shares at the current NAV per share.  Redemption requests in writing should be sent to the Transfer Agent at:

Regular Mail	Overnight or Express Mail
William Blair Directional Multialternative Fund	William Blair Directional Multialternative Fund
c/o U.S. Bancorp Fund Services, LLC	c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701	615 East Michigan Street, 3rd Floor
Milwaukee, WI 53201-0701	Milwaukee, WI 53202

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, deposit in the mail or with such services, or receipt at the U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent.

By Wire

Wire transfers may be arranged to send redemption proceeds.  The Transfer Agent charges a fee, currently $15, per wire redemption against your account on dollar specific trades, and from proceeds on complete redemptions and share specific trades.

By Telephone

If you have accepted telephone/internet transaction privileges on your Account Application, you may redeem shares, up to $50,000, by instructing the Fund by telephone at 1-855-772-4166. Telephone redemptions cannot be made if you notify the Transfer Agent of a change of address within 15 calendar days before the redemption request.  If you hold your shares through an IRA, you may not redeem shares by telephone.

CONVERTING SHARES

Subject to meeting the minimum investment amount requirement for Institutional Class shares, investors currently holding Class N or Class I shares may convert to Institutional Class shares.  Subject to meeting the minimum investment amount and purchaser eligibility requirements for Class I shares, investors currently holding Class N shares may convert to Class I shares.  A share conversion within the same Fund will not result in a capital gain or loss for federal income tax purposes.

Call the Fund (toll-free) at 1-855-772-4166 to learn more about conversions of Fund shares.

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TOOLS TO COMBAT FREQUENT TRANSACTIONS

The Fund is intended for long-term investors.  Short-term “market-timers” who engage in frequent purchases and redemptions may disrupt the Fund’s investment program and create additional transaction costs that are borne by all of the Fund’s shareholders.  The Board of Trustees has adopted policies and procedures that are designed to discourage excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm performance.  The Fund takes steps to reduce the frequency and effect of these activities in the Fund.  These steps include, among other things, monitoring trading activity and using fair value pricing.  Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur.  The Fund seeks to exercise its judgment in implementing these tools to the best of its abilities in a manner that it believes is consistent with shareholder interests.  Except as noted herein, the Fund applies all restrictions uniformly in all applicable cases.

Monitoring Trading Practices.  The Fund monitors selected trades in an effort to detect excessive short-term trading activities.  If, as a result of this monitoring, the Fund believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts.  In making such judgments, the Fund seeks to act in a manner that it believes is consistent with the best interests of its shareholders.  The Fund uses a variety of techniques to monitor for and detect abusive trading practices.  These techniques may change from time to time as determined by the Fund in its sole discretion.  To minimize harm to the Fund and its shareholders, the Fund reserves the right to reject any purchase order (but not a redemption request), in whole or in part, for any reason and without prior notice.  The Fund may decide to restrict purchase and sale activity in its shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect Fund performance.

Fair Value Pricing.  The Fund employs fair value pricing selectively to ensure greater accuracy in its daily NAVs and to prevent dilution by frequent traders or market timers who seek to take advantage of temporary market anomalies.  The Board of Trustees has developed procedures which utilize fair value pricing when reliable market quotations are not readily available or the Fund’s pricing service does not provide a valuation (or provides a valuation that, in the judgment of the Adviser, does not represent the security’s fair value), or when, in the judgment of the Adviser, events have rendered the market value unreliable.  Valuing securities at fair value involves reliance on judgment.  Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees.  There can be no assurance that the Fund will obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.  More detailed information regarding fair value pricing can be found in this Prospectus under the heading entitled “Determination of Net Asset Value.”

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Fund handles, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive.  In particular, since the Fund receives purchase and sale orders through Authorized Intermediaries that use group or omnibus accounts, the Fund cannot always detect frequent trading.  However, the Fund will work with Authorized Intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades.  In this regard, the Fund has entered into information sharing agreements with Authorized Intermediaries pursuant to which these intermediaries are required to provide to the Fund, at the Fund’s request, certain information relating to their customers investing in the Fund through non-disclosed or omnibus accounts.  The Fund will use this information to attempt to identify abusive trading practices.  Authorized Intermediaries are contractually required to follow any instructions from the Fund to restrict or prohibit future purchases from shareholders that are found to have engaged in abusive trading in violation of the Fund’s policies.  However, the Fund cannot guarantee the accuracy of the information provided to it from Authorized Intermediaries and cannot ensure that it will always be able to detect abusive trading practices that occur through non-disclosed and omnibus accounts.  As a result, the Fund’s ability to monitor and discourage abusive trading practices in non-disclosed and omnibus accounts may be limited.

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DISTRIBUTION OF FUND SHARES

The Distributor.  The Distributor, William Blair & Company, L.L.C., is located at 222 West Adams Street, Chicago, Illinois, 60606, and serves as distributor and principal underwriter to the Fund.  The Distributor is a registered broker-dealer and member of FINRA.  Shares of the Fund are offered on a continuous basis.

Rule 12b-1 Distribution Plan.  The Fund has adopted a Distribution Plan (the “Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act.  Under the Plan, the Fund is authorized to pay the Distributor a fee for the sale and distribution of the Fund’s Class N shares.  The amount of the fee authorized is an annual rate of 0.25% of the Fund’s average daily net assets attributable to Class N shares, annually.  Because this fee is paid out of the Fund’s assets attributable to Class N shares on an on-going basis, over time this fee will increase the cost of your investment in Class N shares of the Fund and may cost you more than paying other types of sales charges.  Class I shares and Institutional Class shares of the Fund are not subject to a Rule 12b-1 distribution fee.

Payments to Financial Intermediaries.  The Fund may pay service fees to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions, including affiliates of the Adviser, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents.  An “omnibus account” is a single account in the Fund that contains the combined investment for all of a financial intermediary’s customers.  These financial intermediaries provide shareholder recordkeeping and servicing to their individual customers who are beneficial owners of the Fund via these omnibus accounts.  These payments, commonly known as “sub-transfer agency fees,” made by the Fund to such financial intermediaries for the shareholder recordkeeping and servicing they provide to their individual customers who are indirect Fund shareholders approximate the fees that would be paid by the Fund to its transfer agent for maintaining and servicing these accounts if the financial intermediaries’ customers were instead direct shareholders of the Fund.

The Distributor currently makes payments to intermediaries in amounts that range from 0.05% to 0.15% of the assets of the Fund’s Class N and Class I shares serviced and maintained by the intermediary.  These amounts are subject to change.  Receipt of, or the prospect of receiving, this compensation may influence the intermediary’s recommendation of the Funds or availability of the Funds through the intermediary.

The Adviser/Distributor, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Fund.  Such payments and compensation are in addition to service fees paid by the Fund, if any.  These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary.  Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to the Fund’s shareholders.  The Adviser/Distributor may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.

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DISTRIBUTIONS AND TAXES

Distributions.  The Fund will make distributions of net investment income and net capital gain, if any, at least annually, typically during the month of December.  The Fund may make additional distributions if it deems it desirable at another time during any year.

All distributions will be reinvested in additional Fund shares unless you choose one of the following options:  (1) receive distributions of net capital gain in cash, while reinvesting net investment income distributions in additional Fund shares; (2) receive all distributions in cash; or (3) reinvest net capital gain distributions in additional Fund shares, while receiving distributions of net investment income in cash.

If you wish to change your distribution option, write to or call the Transfer Agent in advance of the payment date of the distribution.  Any such change will be effective only as to distributions for which the record date is five or more days after the Transfer Agent receives the written request.

If you elect to receive distributions in cash and the U.S. Postal Service is unable to deliver your check, or if a check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current NAV per share and to reinvest all subsequent distributions.

Federal Income Tax Consequences.  Distributions of the Fund’s investment company taxable income (which includes, but is not limited to, interest, dividends, net short-term capital gain, and net gain from foreign currency transactions), if any, are generally taxable to the Fund’s shareholders as ordinary income (for non-corporate shareholders, currently taxed at a maximum rate of 39.6%).  For non-corporate shareholders, to the extent that the Fund’s distributions of investment company taxable income are attributable to and reported as “qualified dividend” income, such income may be subject to tax at the reduced federal income tax rates applicable to net long-term capital gain, if certain holding period requirements have been satisfied the shareholder.  For corporate shareholders, a portion of the Fund’s distributions of investment company taxable income may qualify for the intercorporate dividends-received deduction to the extent the Fund receives dividends directly or indirectly from U.S. corporations, reports the amount distributed as eligible for deduction and the corporate shareholder meets certain holding period requirements with respect to its shares.  To the extent that the Fund’s distributions of investment company taxable income are attributable to net short-term capital gain, such distributions will be treated as ordinary income and cannot be offset by a shareholder’s capital losses from other investments.

Distributions of the Fund’s net capital gain (net long-term capital gain less net short-term capital loss) are generally taxable as long-term capital gain (for non-corporate shareholders currently taxed at a maximum rate of 20%) regardless of the length of time that a shareholder has owned Fund shares.  Distributions of net capital gain are not eligible for qualified dividend income treatment or the dividends-received deduction referred to in the previous paragraph.

You will be taxed in the same manner whether you receive your distributions (whether of investment company taxable income or net capital gain) in cash or reinvest them in additional Fund shares.  Distributions are generally taxable when received.  However, distributions declared in October, November or December to shareholders of record and paid the following January are taxable as if received on December 31.

In addition to the federal income tax, certain individuals, trusts and estates may be subject to a Medicare tax of 3.8%.  The Medicare tax is imposed on the lesser of: (i) a taxpayer’s investment income, net of deductions properly allocable to such income; or (ii) the amount by which the taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately).  The Fund’s distributions are includable in a shareholder’s investment income for purposes of this Medicare tax.  In addition, any capital gain realized by a shareholder upon the sale, exchange or redemption of Fund shares is includable in investment income for purposes of this Medicare tax.

Shareholders who sell, exchange or redeem shares generally will have a capital gain or loss from the sale, exchange or redemption.  The amount of the gain or loss and the applicable rate of federal income tax will depend generally upon the amount paid for the shares, the amount received from the sale, exchange or redemption (including in-kind redemptions), and how long the shares were held by a shareholder.  Gain or loss realized upon a sale, exchange or redemption of Fund shares will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and, if held for one year or less, as short-term capital gain or loss.  Any loss arising from the sale, exchange or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of any distributions of net capital gain received or deemed to be received with respect to such shares.  In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted.  If you purchase Fund shares (through reinvestment of distributions or otherwise) within 30 days before or after selling, exchanging or redeeming other Fund shares at a loss, all or part of your loss will not be deductible and will instead increase the basis of the new shares.

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The Fund is required to report to certain shareholders and the IRS the cost basis of Fund shares acquired on or after January 1, 2012 when such shareholders subsequently sell, exchange or redeem those shares.  The Fund will determine cost basis using the average cost method unless you elect in writing any alternate IRS-approved cost basis method.  Please see the SAI for more information regarding cost basis reporting.

The federal income tax status of all distributions made by the Fund for the preceding year will be annually reported to shareholders.  Distributions made by the Fund may also be subject to state and local taxes.  Additional tax information may be found in the SAI.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you.  There may be other federal, state, foreign, or local tax considerations applicable to a particular investor.  You are urged to consult your own tax adviser.

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SHAREHOLDER SERVICES AND ACCOUNT POLICIES

The Fund provides a variety of services to help you manage your account.

Automatic Investment Plan.  For your convenience, the Fund offers an Automatic Investment Plan (“AIP”).  Under the AIP, after your initial investment, you may authorize the Fund to withdraw automatically from your personal checking or savings account an amount that you wish to invest, which must be at least $250 on a monthly basis.  In order to participate in the AIP, your bank must be a member of the ACH network.  If you wish to enroll in the AIP, complete the appropriate section in the Account Application.  The Fund may terminate or modify this privilege at any time.  You may terminate your participation in the AIP at any time by notifying the Transfer Agent five days prior to the effective date of the request.  A $25 fee will be charged if your bank does not honor the AIP draft for any reason.

Telephone Transactions.  If you have accepted telephone privileges on the Account Application or in a letter to the Fund, you may be responsible for any fraudulent telephone orders as long as the Fund has taken reasonable precautions to verify your identity.  In addition, once you place a telephone transaction request, it cannot be canceled or modified.

During periods of significant economic or market change, telephone transactions may be difficult to complete.  If you are unable to contact the Fund by telephone, you may also mail your request to the Fund at the address listed under the section entitled “How to Buy Shares,” above.

Telephone trades must be received by or prior to market close.  During periods of high market activity, shareholders may encounter higher than usual call waiting times.  Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to the close of the NYSE (generally 4:00 p.m., Eastern time).  The Fund is not responsible for delays due to communication or transmission outages.

Neither the Fund nor any of its service providers will be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine.  If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.  To confirm that all telephone instructions are genuine, the Fund will use reasonable procedures, such as requesting that you correctly state:

•	your Fund account number;
•	the name in which your account is registered; and
•	the Social Security or taxpayer identification number under which the account is registered.

Systematic Withdrawal Plan. The Fund offers a SWP whereby shareholders or their representatives may request a redemption in a specific dollar amount be sent to them each month, calendar quarter or annually.  Investors may choose to have a check sent to the address of record, or proceeds may be sent to a pre-designated bank account via the ACH network.  To start the SWP, your account must have Fund shares with a value of at least $10,000, and the minimum amount that may be withdrawn is $100.  The SWP may be terminated or modified by the Fund at any time.  Any request to change or terminate your SWP should be communicated in writing or by telephone to the Transfer Agent no later than five days before the next scheduled withdrawal.  A withdrawal under the SWP involves a redemption of Fund shares, and may result in a capital gain or loss for federal income tax purposes.  In addition, if the amount withdrawn exceeds the distributions credited to your account, the account ultimately may be depleted.  To establish the SWP, please call 1-855-772-4166 for additional information.

Redemption in Kind.  The Fund generally pays redemption proceeds in cash.  However, the Trust has filed a notice of election under Rule 18f-1 under the 1940 Act with the SEC, under which the Trust has reserved the right to redeem in kind under certain circumstances, meaning that redemption proceeds are paid in liquid securities with a market value equal to the redemption price.  For federal income tax purposes, redemptions in kind are taxed in the same manner as redemptions made in cash.

Policies of Other Financial Intermediaries. A financial intermediary may establish policies that differ from those of the Fund.  For example, the institution may charge transaction fees, set higher minimum investments, or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus.  Please contact your financial intermediary for details.  Shares of the Fund have not been registered for sale outside of the United States.

Closure of the Fund.  The Adviser retains the right to close the Fund (or partially close the Fund) to new purchases if it is determined to be in the best interest of shareholders.  Based on market and Fund conditions, the Adviser may decide to close the Fund to new investors, all investors or certain classes of investors (such as fund supermarkets) at any time.  If the Fund is closed to new purchases it will continue to honor redemption requests, unless the right to redeem shares has been temporarily suspended as permitted by federal law.

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Householding.  In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household.  If you would like to discontinue householding for your accounts, please call toll-free at 1-855-772-4166 to request individual copies of these documents.  Once the Fund receives notice to stop householding, they will begin sending individual copies 30 days after receiving your request.  This policy does not apply to account statements.

Inactive Accounts.  Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws.  If the Fund is unable to locate you, then it will determine whether your account can legally be considered abandoned.  The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements.  Your last known address of record determines which state has jurisdiction.

The Fund’s Right to Redeem an Account. The Fund reserves the right to redeem the shares of any shareholder whose account balance is less than $1,000, other than as a result of a decline in the NAV or for market reasons.  The Fund will provide a shareholder with written notice 30 calendar days prior to redeeming the shareholder’s account.  Redemption of a shareholder’s account by the Fund may result in a capital gain or loss for federal income tax purposes.

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DETERMINATION OF NET ASSET VALUE

When and How Net Asset Value (“NAV”) is Determined.  The price of the Fund’s shares is its NAV.  The NAV per share is calculated by dividing the value of the Fund’s total assets, less its liabilities, by the number of its shares outstanding.  In calculating the NAV, portfolio securities are valued using current market values or official closing prices, if available.  The NAV is calculated at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time).  The NAV will not be calculated on days on which the NYSE is closed for trading.

How the Value of Fund Securities is Determined.  Each security owned by the Fund that is listed on a securities exchange, including options and futures contracts, is valued at its last sale price on that exchange on the date as of which assets are valued.  Swap agreements, such as credit default swaps, interest rate swaps and currency swaps, are priced by an approved independent pricing service.  Long-term debt securities are valued at the mean in accordance with prices supplied by an approved independent pricing service.  Where the price of a long-term debt security is not available from an independent pricing service, the most recent quotation from one or more broker-dealers known to follow the issue will be obtained.  Short-term debt securities and money market instruments are valued at amortized cost, unless the Adviser determines it does not approximate fair value.  If a short-term debt security has a maturity of greater than 60 days, it is valued at market price.  When a Fund buys a when-issued, new issue or delayed delivery debt security and the security is not yet being traded or priced by an approved independent pricing service, the security will be valued at cost. Thereafter, the security will be valued at its market value or its fair value if the security has not commenced trading or is not priced by an approved independent pricing service for more than five years.  Forward currency contracts are valued at the mean between the bid and asked prices.  Commodities futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the settlement price at the close of trading.  Rights and warrants are valued at the last sale price at the close of the exchange on which the security is primarily traded.  Option contracts traded in the over-the-counter (“OTC”) market with less than 180 days remaining until their expiration are valued at the evaluated price provided by the broker-dealer with which the option was traded. Option contracts traded in the OTC market with 180 days or more remaining until their expiration shall be valued at the prices provided by a recognized independent broker-dealer.

Where a security is listed on more than one exchange, the Fund will use the price on the exchange that the Fund generally considers to be the principal exchange on which the security is traded.  Portfolio securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price.  If there has been no sale on an exchange or on NASDAQ on such day, a security is valued at the mean between the most recent bid and asked prices on such day.

If market quotations are not readily available, any security or other asset will be valued at its fair value as determined under fair value pricing procedures approved by the Board of Trustees.  These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market or world events cause the Adviser to believe that the security’s last sale price may not reflect its actual market value.  The intended effect of using fair value pricing procedures is to ensure that the Fund’s shares are accurately priced.  The Board of Trustees will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application by the Trust’s valuation committee.

When fair value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities.  Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different from the price of the security quoted or published by others or the value when trading resumes or is realized upon sale.  Therefore, if a shareholder purchases or redeems Fund shares when it holds securities priced at a fair value, the number of shares purchased or redeemed may be higher or lower than it would be if the Fund were using market value pricing.

In the case of foreign securities, the occurrence of certain events after the close of foreign markets, but prior to the time the Fund’s NAV is calculated (such as a significant surge or decline in the U.S. or other markets) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day.  If such events occur, the Fund will value foreign securities at fair value, taking into account such events, in calculating the NAV.  In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Fund’s NAV in advance of the time the NAV is calculated.  The Adviser anticipates that the Fund’s portfolio holdings will be fair valued only if market quotations for those holdings are considered unreliable.

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FINANCIAL HIGHLIGHTS

Because the Fund has recently commenced operations, there are no financial highlights available at this time.

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PRIVACY NOTICE

The Fund collects non-public personal information about you from the following sources:

•	information the Fund receives about you on applications or other forms;
•	information you give the Fund orally; and/or
•	information about your transactions with the Fund or others.

The Fund does not disclose any non-public personal information about its shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  The Fund may share information with affiliated parties and unaffiliated third parties with whom it has contracts for servicing the Fund.  The Fund will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  The Fund maintains physical, electronic and procedural safeguards to protect your non-public personal information and requires third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

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Investment Adviser
William Blair & Company, L.L.C.
222 West Adams Street
Chicago, Illinois 60606

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
555 East Wells Street
Milwaukee, WI 53202

Legal Counsel
Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank, National Association
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Distributor
William Blair & Company, L.L.C.
222 West Adams Street
Chicago, Illinois 60606

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FOR MORE INFORMATION

You can find more information about the Fund in the following documents:

Statement of Additional Information
The SAI provides additional details about the investments and techniques of the Fund and certain other additional information.  A current SAI is on file with the SEC and is incorporated into this Prospectus by reference.  This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Annual and Semi-Annual Reports
The Fund’s annual and semi-annual reports will provide the most recent financial reports and portfolio listings.  The annual reports will contain a discussion of the market conditions and investment strategies that affected the Fund’s performance during the Fund’s prior fiscal period.

You can obtain a free copy of these documents (when they become available), request other information, or make general inquiries about the Fund by calling the Fund (toll-free) at 1-855-772-4166, by visiting the Fund’s website at www.williamblairfunds.com or by writing to:

William Blair Directional Multialternative Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

You can review and copy information, including the Funds’ shareholder reports and SAI, at the SEC’s Public Reference Room in Washington, D.C.  You can obtain information on the operation of the Public Reference Room by calling (202) 551-8090.  Shareholder reports and other information about the Fund are also available:

•	free of charge from the SEC’s EDGAR database on the SEC’s Internet website at http://www.sec.gov, or
•	for a fee, by writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-1520, or
•	for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act file number is 811-10401)

October 29, 2014

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Prospectus

William Blair Directional Multialternative Fund

+1-855-772-4166 www.williamblairfunds.com	William Blair Directional Multialternative Fund c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, Wisconsin 53201-0701

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WILLIAM BLAIR DIRECTIONAL MULTIALTERNATIVE FUND
c/o U.S. BANCORP FUND SERVICES, LLC
P.O. BOX 701
MILWAUKEE, WISCONSIN 53201-0701
1-855-772-4166

STATEMENT OF ADDITIONAL INFORMATION

Class N
WDMNX

Class I
WDMIX

Institutional Class
WDMJX

October 29, 2014

This Statement of Additional Information (“SAI”) provides general information about William Blair Directional Multialternative Fund (the “Fund”), a series of Trust for Professional Managers (the “Trust”).  This SAI is not a prospectus and should be read in conjunction with the Fund’s current prospectus dated October 29, 2014 (the “Prospectus”), as supplemented and amended from time to time, which is incorporated herein by reference.  To obtain a copy of the Prospectus and/or the annual shareholder report when it becomes available, free of charge, please write or call the Fund at the address or toll-free telephone number above, or visit the Fund’s website at www.williamblairfunds.com.

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THE TRUST

The Trust is a Delaware statutory trust organized on May 29, 2001, and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company.  The Fund is one series, or mutual fund, formed by the Trust.  The Fund is a diversified series and has its own investment objective and policies.  As of the date of this SAI, shares of thirty-four other series of the Trust are offered in separate prospectuses and SAIs.  The Trust may start additional series and offer shares of a new fund or share class under the Trust at any time.

The Trust is authorized to issue an unlimited number of interests (or shares).  Interests in the Fund are represented by shares of beneficial interest each with a par value of $0.001.  Each share of the Trust has equal voting rights and liquidation rights, and is voted in the aggregate and not by the series or class of shares, except in matters where a separate vote is required by the Investment Company Act of 1940, as amended (the “1940 Act”), or when the matters affect only the interest of a particular series or class of shares.  When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned.  Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular class.  The Trust does not normally hold annual meetings of shareholders.  The Trust’s Board of Trustees (the “Board” or the “Board of Trustees”) shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any trustee when requested to do so in writing by shareholders holding 10% or more of the Trust’s outstanding shares.

With respect to the Fund, the Trust may offer more than one class of shares.  The Trust has adopted a multiple class plan pursuant to Rule 18f-3 under the 1940 Act, detailing the attributes of each share class of the Fund.  Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class.  Currently, the Fund has three classes of shares: Class I, Class N and Institutional Class.

Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund and is entitled to such distributions out of the income belonging to the Fund as are declared by the Board of Trustees.  The Board of Trustees has the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interests in the assets belonging to that series and the rights of shares of any other series are in no way affected.  Additionally, in case of any liquidation of a series, the holders of shares of the series being liquidated are entitled to receive a distribution out of the assets, net of the liabilities, belonging to that series.  Expenses attributable to any series are borne by that series.  Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by, or under the direction of, the Board of Trustees on the basis of relative net assets, the number of shareholders or another equitable method.  No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

The assets of the Fund received for the issue or sale of its shares, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, shall constitute the underlying assets of the Fund.  In the event of the dissolution or liquidation of the Fund, the holders of shares of the Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

MANAGEMENT OF THE FUND

Investment Adviser .  Investment advisory services are provided to the Fund by William Blair & Company, L.L.C. (the “Adviser”), pursuant to an investment advisory agreement (the “Advisory Agreement”).  The Adviser’s registered address is 222 West Adam Street, Chicago, Illinois 60606.  The Adviser is an independent, employee-owned firm founded in 1935 and, as of June 30, 2014, had over 1,200 employees, including approximately 174 partners.  The Adviser is a limited liability company that is 100% owned by WBC Holdings, L.P., a limited partnership.  The affairs of the Adviser are controlled by the general partner of WBC Holdings, L.P., WBC GP, L.L.C., which in turn, is controlled by the Adviser’s Executive Committee.  The Executive Committee is comprised of John R. Ettelson, Brent W. Gledhill, Richard P. Kiphart, John C. Moore, Michelle R. Seitz, Arthur J. Simon, Jeffrey A. Urbina and Jon W. Zindel.  The Adviser is registered as an investment Adviser with the SEC, and a broker-dealer registered with the Financial Industry Regulatory Authority, Inc. (“FINRA”), and serves as the Fund’s distributor.

After an initial two-year period, the Advisory Agreement continues in effect from year to year, only if such continuance is specifically approved at least annually by: (i) the Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund; and (ii) the vote of a majority of the Trustees of the Trust who are not parties to the Advisory Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval.  The Advisory Agreement is terminable without penalty by the Trust, on behalf of the Fund, upon 60 days’ written notice to the Adviser, when authorized by either: (i) a majority vote of the outstanding voting securities of the Fund; or (ii) by a vote of a majority of the Board of Trustees; or (iii) by the Adviser upon 60 days’ written notice to the Trust.  The Advisory Agreement will automatically terminate in the event of its “assignment,” as defined under the 1940 Act.  The Advisory Agreement provides that the Adviser under such agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

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In consideration of the services provided by the Adviser pursuant to the Advisory Agreement, the Adviser is entitled to receive from the Fund a management fee computed daily and paid monthly, based on a rate equal to 1.60% of the Fund’s average annual net assets, as specified in the Prospectus.  However, the Adviser may voluntarily agree to waive a portion of the management fees payable to it on a month-to-month basis, including additional fees above and beyond any contractual agreement the Adviser may have to waive management fees and/or reimburse Fund expenses.  The Adviser compensates the Sub-Advisers from the management fee that it receives from the Fund.

Fund Expenses.  The Fund is responsible for its own operating expenses.  The Adviser has agreed to waive management fees payable to it by the Fund and/or to reimburse the Fund’s operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses (exclusive of any front end or contingent deferred loads, taxes, leverage (i.e. any expenses incurred in connection with borrowings made by the Fund), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest expenses on short positions, acquired fund fees and expenses or extraordinary expenses such as litigation) to the limit set forth in the “Fees and Expenses of the Fund” table in the Prospectus.  Any such reimbursements made by the Adviser of its management fees or reimbursement of expenses that are the Fund’s obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the limitation on Fund expenses.  The Adviser is permitted to be reimbursed only for management fee waivers and expense payments made in the previous three fiscal years from the date the expense was incurred.  Any such reimbursement is also contingent upon the Board of Trustees’ subsequent review and ratification of the reimbursed amounts.  Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.

Sub-Advisers .  Buckingham Capital Management, Inc., Cube Capital LLP, FSI Group, LLC, Havens Advisors, L.L.C., and Wellington Management Company, LLP are the sub-advisers to the Fund (collectively, the “Sub-Advisers”).  It is the Adviser’s responsibility to select Sub-Advisers for the Fund that have distinguished themselves in their areas of expertise in asset management and to review each Sub-Adviser’s performance.  The following lists information about the control persons of each Sub-Adviser:

Sub-Advisers	Controlling Persons/Entities
Buckingham Capital Management, Inc.	The Buckingham Research Group, Incorporated, David B. Keidan
Cube Capital LLP	Cube Capital UK Limited, Francois Buclez, Alan Sipols, Cube Capital Limited, BPS Limited
FSI Group, LLC	Steven N. Stein, John M. Stein
Havens Advisors LLC	Nancy Havens-Hasty
Wellington Management Company, LLP	None

The Adviser provides investment management evaluation services by performing initial due diligence on each Sub- Adviser and thereafter monitoring the Sub- Advisers’ performance for compliance with the Fund’s investment objective and strategies, as well as adherence to its investment style.  The Adviser also conducts performance evaluations through in-person, telephonic and written consultations.  In evaluating the Sub- Advisers, the Adviser considers, among other factors: their level of expertise; relative performance and consistency of performance over a minimum period of time; level of adherence to investment discipline or philosophy; personnel, facilities and financial strength; and quality of service and client communications.

The Adviser has the responsibility for communicating performance expectations and evaluations to the Sub-Advisers and ultimately recommending to the Board of Trustees whether their sub-advisory agreements should be renewed, modified or terminated.  The Adviser provides written reports to the Board of Trustees regarding the results of its evaluation and monitoring functions.  The Trust has applied for an exemptive order with respect to the Fund that, if approved, will permit the Adviser, subject to certain conditions, to hire new Sub-Advisers or to continue the employment of existing Sub-Advisers after events that would otherwise cause an automatic termination of a sub-advisory agreement.  This arrangement has been approved by the Board of Trustees and the Fund’s initial shareholder.  Within 90 days of retaining a new Sub-Adviser, shareholders of the Fund will receive notification of the change.  The exemptive order would also exempt the Fund from certain requirements to disclose the compensation paid by the Adviser to the Sub-Advisers.

In consideration of the services provided by each Sub-Adviser, each Sub-Adviser is entitled to receive a sub-advisory fee computed daily and paid on a monthly or quarterly basis based on the prior daily calculation of the Fund’s net assets allocated to that Sub-Adviser by the Adviser, which the Adviser will pay out of the advisory fee paid to the Adviser pursuant to the Advisory Agreement.  In determining the compensation structure for Sub-Advisers, the Adviser may consider a variety of factors, including without limitation, the following: (i) the type of investment strategy utilized by the Sub-Adviser; (ii) the current market rate; (iii) the Sub-Advisers’ standard compensation rate for similar programs; (iv) the anticipated asset flow for the Fund; and (v) the Sub-Advisers’ availability to manage additional assets on behalf of the Fund.  The Fund is not responsible for the payment of the sub-advisory fees.

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The Adviser is also responsible for conducting all operations of the Fund, except those operations contracted to the Sub-Advisers, the Fund’s administrator, U.S. Bancorp Fund Services, LLC, (the “Administrator” or “USBFS”), the Fund’s custodian, U.S. Bank, N.A., (the “Custodian”) and the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC (the “Transfer Agent”).  Although the Sub-Advisers’ activities are subject to oversight by the Board of Trustees and the officers of the Trust, neither the Board of Trustees, the officers nor the Adviser evaluate the investment merits of the Sub-Advisers’ individual security selections.  The Sub-Advisers have complete discretion to purchase, manage, sell, borrow and exchange portfolio securities for the portions of the Fund’s investment portfolio that they manage, subject to the Fund’s investment objectives, policies and limitations and any other investment guidelines and restrictions that may be agreed to with a particular Sub-Adviser.  The Fund’s portfolio is managed by several key employees and portfolio managers of the Adviser (each, a “Portfolio Manager”) and each Sub-Adviser as discussed in the Fund’s prospectus.

Portfolio Managers .  As disclosed in the Prospectus, John Abunassar, Katie Austin, Peter Carl, D. Trowbridge Elliman III, Jason Moede and Brian Ziv are the Fund’s portfolio managers.  Ms. Austin and Messrs. Abunassar, Carl, Elliman, Moede and Ziv are responsible for investment strategy, manager research, asset allocation, and portfolio construction.

Other Accounts Managed by the Portfolio Managers.  The table below identifies, for each Portfolio Manager of the Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.  To the extent that any of these accounts are subject to an advisory fee which is based on account performance, this information is reflected in a separate table below.  Asset amounts have been rounded and are approximate as of August 31, 2014.

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed (in millions)	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance (in millions)

John Abunassar
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	7	$473.5	7	$473.5
Other Accounts	0	$0	0	$0

Katie Austin
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	7	$473.5	7	$473.5
Other Accounts	0	$0	0	$0

Peter Carl
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	7	$473.5	7	$473.5
Other Accounts	0	$0	0	$0

D. Trowbridge Elliman III
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	7	$473.5	7	$473.5
Other Accounts	0	$0	0	$0

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Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed (in millions)	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance (in millions)
Jason Moede
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	7	$473.5	7	$473.5
Other Accounts	0	$0	0	$0

Brian Ziv
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	7	$473.5	7	$473.5
Other Accounts	0	$0	0	$0

Material Conflicts of Interest.  Since the Portfolio Managers manage other accounts in addition to the Fund, conflicts of interest may arise in connection with the Portfolio Managers’ management of the Fund’s investments on the one hand and the investments of such other accounts on the other hand.  However, the Adviser has adopted policies and procedures designed to address such conflicts, including, among others, policies and procedures relating to allocation of investment opportunities, soft dollars and aggregation of trades. For more information on the policies and procedures relating to allocation of investment opportunities, soft dollars and aggregation of trades, see the section entitled “Portfolio Transactions and Brokerage” in this Statement of Additional Information.

Portfolio Manager Compensation.  The compensation of the Adviser’s portfolio managers is based on the firm’s mission: “to achieve success for its clients.”  Mr. Ziv is a partner of the Adviser and his compensation consists of a fixed base salary, a share of the firm’s profits and, in some instances, a discretionary bonus.  Ms. Austin and Messrs. Abunassar, Carl, Elliman and Moede, associates of the Adviser, each receive a fixed base salary and a discretionary bonus.  The discretionary bonus as well as any potential changes to the partners’ ownership stakes are determined by the head of the Adviser’s Investment Management Department, subject to the approval of the Adviser’s Executive Committee and are based entirely on a qualitative assessment rather than a formula.  The discretionary bonus rewards the specific accomplishments in the prior year, including short-term and long-term investment performance, quality of research ideas, and other contributions to the Adviser and its clients.  Changes in ownership stake are based on an individual’s sustained, multi-year contribution to the long-term investment performance, and to the Adviser’s revenue, profitability, intellectual capital and brand reputation.  The compensation process is a subjective one that takes into account the factors described above.  Portfolio managers do not receive any direct compensation based upon the performance of any individual client account and no indices are used to measure performance.  In addition, there is no particular weighting or formula for evaluating the factors.

Ownership of Securities in the Fund by the Portfolio Managers.  As of the date of this SAI, the Portfolio Managers did not own any shares of the Fund.

Code of Ethics.  The Fund, the Adviser, the Sub-Advisers and the Fund’s distributor, William Blair & Company, L.L.C. (the “Distributor”), have each adopted a code of ethics under Rule 17j-1 of the 1940 Act.  These Codes of Ethics permit, subject to certain conditions, personnel of the Adviser, the Sub-Advisers and Distributor to invest in securities that may be purchased or held by the Fund.

Proxy Voting Procedures.  The Board of Trustees has adopted Proxy Voting Policies and Procedures (the “Proxy Policies”) on behalf of the Trust which delegate the responsibility for voting proxies to the Adviser, subject to the Board of Trustee’s continuing oversight.  The Adviser has in turn contractually delegated proxy voting authority to the Sub-Advisers.  The Proxy Policies require that the Adviser and Sub-Advisers vote proxies received in a manner consistent with the best interests of the Fund and its shareholders.  The Proxy Policies also require the Adviser and Sub-Advisers to present to the Board of Trustees, at least annually, the Adviser’s and Sub-Advisers’ Proxy Policies and a record of each proxy voted by the Adviser and the Sub-Advisers on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser and the Sub-Advisers as involving a conflict of interest.

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Because portions of the Fund’s assets are managed by different Sub-Advisers using different styles, the Fund could take opposite positions in the same securities.  In the event that there is a proxy vote related to a security in which two Sub-Advisers have taken opposite positions, the Sub-Advisers may vote such proxy in a conflicting manner.

Voting Guidelines. The Adviser’s Proxy Voting Policy Statement and Procedures (the “Proxy Voting Policy”) provide that the Adviser will vote proxies solely in the best interest of its clients, including the Fund, in its capacity as a shareholder of a company.  The Proxy Voting Policy addresses, among other things, conflicts of interest that may arise between the interests of the Adviser and its affiliates and the interests of the Trust and sets forth the Adviser’s procedures for voting proxies.

The Adviser’s Domestic Proxy Voting Guidelines and International Proxy Voting Guidelines (the “Guidelines”) set forth the Adviser’s general position on frequent proxy proposals, such as routine matters, shareholder rights, anti-takeover matters, proxy contests, capital structure, executive and director compensation and social and environmental issues.  To the extent a particular proposal is not covered by the Guidelines or the Guidelines provide for voting on a “case-by-case” basis, the Adviser’s proxy administrator will consult the Adviser’s Proxy Policy Committee, which will review the issues and vote proxies based on information from the company, the Adviser’s internal analysis and third party research services.  Although the Guidelines set forth the Adviser’s general position on various proposals, the Adviser may determine under some circumstances to vote contrary to those positions.  The Adviser will report any such contrary votes to the Trust’s Board of Trustees.

As indicated above, the Proxy Voting Policy describes the way in which the Adviser will address potential conflicts of interest.  If any of the potential conflicts that the Adviser has identified in the Proxy Voting Policy arise with respect to a matter, the Proxy Policy Committee will vote all such proxies in accordance with the Guidelines, unless the Guidelines have no recommendation or provide for a vote on a “case-by-case” basis.  In such case, the Proxy Policy Committee will vote consistent with the voting recommendation provided by Institutional Shareholder Services, an independent third party research provider.

In international markets where share blocking applies, the Adviser typically will not vote proxies due to liquidity constraints.  Share blocking is the “freezing” of shares for trading purposes in order to vote proxies.  Share blocking typically takes place between one and twenty days before a shareholder meeting, depending on the market.  While shares are frozen, they may not be traded.  Therefore, there is the potential for a pending trade to fail if trade settlement falls on a date during the blocking period or the Fund would not be able to sell a security if the portfolio manager believed it advisable if share blocking were in effect.

In the event of a conflict between the interests of the Adviser or a Sub-Adviser and the Fund, the Proxy Policies provide that the conflict may be disclosed to the Board of Trustees or its delegate, who shall provide direction on how to vote the proxy.  The Board of Trustees has delegated this authority to the Independent Trustees, and the proxy voting direction in such a case shall be determined by a majority of the Independent Trustees.  As disclosed above, in the event that there is a proxy vote related to a security in which two Sub-Advisers have taken opposite positions, the Sub-Advisers may vote such proxy in a conflicting manner.

The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge, upon request, by calling toll-free, 1-855-772-4166 or by accessing the SEC’s website at www.sec.gov.

Board of Trustees.  The management and affairs of the Fund are supervised by the Board of Trustees.  The Board of Trustees consists of four individuals.  The Trustees are fiduciaries for the Fund’s shareholders and are governed by the laws of the State of Delaware in this regard.  The Board of Trustees establishes policies for the operation of the Fund and appoints the officers who conduct the daily business of the Fund.

Trustees and Officers.  The Trustees and officers of the Trust are listed below with their addresses, present positions with the Trust and principal occupations over at least the last five years.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Michael D. Akers, Ph.D. 615 E. Michigan St. Milwaukee, WI 53202 Age: 59	Trustee	Indefinite Term; Since August 22, 2001	35	Professor and Chair, Department of Accounting, Marquette University (2004-present).	Independent Trustee, USA MUTUALS (an open-end investment company with two portfolios).

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Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Gary A. Drska 615 E. Michigan St. Milwaukee, WI 53202 Age: 58	Trustee	Indefinite Term; Since August 22, 2001	35	Pilot, Frontier/Midwest Airlines, Inc. (airline company) (1986-present).	Independent Trustee, USA MUTUALS (an open-end investment company with two portfolios).
Jonas B. Siegel 615 E. Michigan St. Milwaukee, WI 53202 Age: 71	Trustee	Indefinite Term; Since October 23, 2009	35	Retired. Managing Director, Chief Administrative Officer (“CAO”) and Chief Compliance Officer (“CCO”), Granite Capital International Group, LP (investment management firm) (1994-2011).
Independent Trustee, Gottex Multi-Asset Endowment fund complex (three closed-end investment companies); Independent Trustee, Gottex Multi-Alternatives fund complex (three closed-end investment companies); Independent Manager, Ramius IDF fund complex (two closed-end investment companies); Independent Trustee, Gottex Trust (an open-end investment company with one portfolio).

Interested Trustee and Officers
Joseph C. Neuberger* 615 E. Michigan St. Milwaukee, WI 53202 Age: 52	Chairperson and Trustee	Indefinite Term; Since August 22, 2001	35	Executive Vice President, U.S. Bancorp Fund Services, LLC (1994-present).	Trustee, Buffalo Funds (an open-end investment company with ten portfolios); Trustee, USA MUTUALS (an open-end investment company with two portfolios).
John P. Buckel 615 E. Michigan St. Milwaukee, WI 53202 Age: 57	President and Principal Executive Officer	Indefinite Term; Since January 24, 2013	N/A	Mutual Fund Administrator, U.S. Bancorp Fund Services, LLC (2004-present).	N/A
Jennifer A. Lima 615 E. Michigan St. Milwaukee, WI 53202 Age: 40	Vice President, Treasurer and Principal Financial and Accounting Officer	Indefinite Term; Since January 24, 2013	N/A	Mutual Fund Administrator, U.S. Bancorp Fund Services, LLC (2002-present).	N/A

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Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Rachel A. Spearo 615 E. Michigan St. Milwaukee, WI 53202 Age: 35	Secretary	Indefinite Term; Since November 15, 2005	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2004-present).	N/A
Anita M. Zagrodnik 615 E. Michigan St. Milwaukee, WI53202 Age: 54	Chief Compliance Officer, Vice President and Anti-Money Laundering Officer	Indefinite Term; Since July 1, 2014	N/A	Senior Vice President, U.S. Bancorp Fund Services, LLC, (January 2014- present); Senior Vice President, Ariel Investments, LLC, (2010-2013); Vice President, Ariel Investments, LLC, (2003-2010).	N/A
Jesse J. Schmitting 615 E. Michigan St. Milwaukee, WI 53202 Age: 32	Assistant Treasurer	Indefinite Term; Since July 21, 2011	N/A	Mutual Fund Administrator, U.S. Bancorp Fund Services, LLC (2008-present).	N/A
*
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is an interested person of Quasar Distributors, LLC, who acts as principal underwriter to several series of the Trust, but not the William Blair Directional Multialternative Fund.

The Role of the Board of Trustees.  The Board of Trustees provides oversight of the management and operations of the Trust.  Like all mutual funds, the day-to-day responsibility for the management and operation of the Trust is the responsibility of various service providers to the Trust and its individual series, such as the Adviser, Sub-Advisers, Distributor, and the Administrator, Custodian, and the Fund’s transfer agent, each of whom are discussed in greater detail in this SAI.  The Board approves all significant agreements with the Adviser, Sub-Advisers, Distributor, and the Administrator, Custodian and Fund’s transfer agent.  The Board has appointed various individuals of certain of these service providers as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s day-to-day operations.  In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Trust’s operations.  The Board has appointed a CCO who reports directly to the Board and who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters, including an annual compliance review.  Some of these reports are provided as part of formal “Board Meetings,” which are held five times per year, in person, and such other times as the Board determines is necessary, and involve the Board’s review of recent Trust operations.  From time to time one or more members of the Board may also meet with Trust officers in less formal settings, between formal Board Meetings to discuss various topics.  In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust, and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

Board Leadership Structure.  The Board has structured itself in a manner that it believes allows it to effectively perform its oversight function.  The Board of Trustees is composed of three Independent Trustees – Dr. Michael D. Akers, Mr. Gary A. Drska and Mr. Jonas B. Siegel – and one Trustee who is a “interested person” of the Trust (the “Interested Trustee”) – Mr. Joseph C. Neuberger.  Accordingly, 75% of the members of the Board are Independent Trustees, Trustees who are not affiliated with the Adviser or its affiliates, the Sub-Advisers or their affiliates, or any other investment adviser or other service provider to the Trust or any underlying fund.  The Board of Trustees has established three standing committees, an Audit Committee, a Nominating Committee and a Valuation Committee, which are discussed in greater detail under “Board Committees” below.  Each of the Audit Committee and the Nominating Committee are comprised entirely of Independent Trustees.  The Independent Trustees have engaged their own independent counsel to advise them on matters relating to their responsibilities in connection with the Trust.

The Trust’s Chairperson, Mr. Neuberger, is an “interested person” of the Trust, as defined by the 1940 Act, by virtue of the fact that he is an interested person of Quasar, which acts as principal underwriter to many of the Trust’s underlying funds, but not the William Blair Directional Multialternative Fund.  Mr. Neuberger also serves as Executive Vice President of U.S. Bancorp Fund Services, LLC, the Fund’s administrator (the “Administrator”).  The Trust has not appointed a lead Independent Trustee.

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In accordance with the fund governance standards prescribed by the SEC under the 1940 Act, the Independent Trustees on the Nominating Committee select and nominate all candidates for Independent Trustee positions.  Each Trustee was appointed to serve on the Board of Trustees because of his experience, qualifications, attributes and skills as set forth in the subsection “Trustee Qualifications” below.

The Board reviews its structure regularly in light of the characteristics and circumstances of the Trust, including: the unaffiliated nature of each investment adviser and the fund(s) managed by such adviser; the number of funds that comprise the Trust; the variety of asset classes that those funds reflect; the net assets of the Trust; the committee structure of the Trust; and the independent distribution arrangements of each of the Trust’s underlying funds.

The Board has determined that the function and composition of the Audit Committee and the Nominating Committee are appropriate means to address any potential conflicts of interest that may arise from the Chairperson’s status as an Interested Trustee.  In addition, the inclusion of all Independent Trustees as members of the Audit Committee and the Nominating Committee allows all such Trustees to participate in the full range of the Board of Trustees’ oversight duties, including oversight of risk management processes discussed below.  Given the specific characteristics and circumstances of the Trust as described above, the Trust has determined that the Board’s leadership structure is appropriate.

Board Oversight of Risk Management.  As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel, including personnel of the Trust’s service providers.  Because risk management is a broad concept composed of many elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.) the oversight of different types of risks is handled in different ways.  For example, the CCO regularly reports to the Board during Board Meetings and meets in executive session with the Independent Trustees and their legal counsel to discuss compliance and operational risks.  In addition, the Independent Trustee designated as the Audit Committee’s “audit committee financial expert” meets with the Treasurer and the Trust’s independent public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function.  The full Board receives reports from the investment advisers to the underlying funds and the portfolio managers as to investment risks as well as other risks that may be discussed during Audit Committee meetings.

Trustee Qualifications.  The Board believes that each of the Trustees has the qualifications, experience, attributes and skills appropriate to their continued service as Trustees of the Trust in light of the Trust’s business and structure.  The Trustees have substantial business and professional backgrounds that indicate they have the ability to critically review, evaluate and assess information provided to them.  Certain of these business and professional experiences are set forth in detail in the table above.  In addition, the Trustees have substantial board experience and, in their service to the Trust, have gained substantial insight as to the operation of the Trust.  The Board annually conducts a “self-assessment” wherein the effectiveness of the Board and the individual Trustees is reviewed.

In addition to the information provided in the table above, below is certain additional information concerning each individual Trustee.  The information provided below, and in the table above, is not all-inclusive.  Many of the Trustees’ qualifications to serve on the Board involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, the ability to ask incisive questions, and commitment to shareholder interests.  In conducting its annual self-assessment, the Board has determined that the Trustees have the appropriate attributes and experience to continue to serve effectively as Trustees of the Trust.

Michael D. Akers, PhD., CPA.  Dr. Akers has served as a Trustee of the Trust since 2001.  Dr. Akers has also served as an independent trustee of USA MUTUALS, an open-end investment company, since 2001.  Dr. Akers has been a Professor and Chair of the Department of Accounting at Marquette University since 2004 and was Associate Professor of Accounting of Marquette University from 1996 to 2004.  Dr. Akers is a certified public accountant, a certified fraud examiner, a certified internal auditor and a certified management accountant.  Through his experience as a trustee of mutual funds and his employment experience, Dr. Akers is experienced with financial, accounting, regulatory and investment matters.

Gary A. Drska.  Mr. Drska has served as a Trustee of the Trust since 2001.  Mr. Drska has also served as an independent trustee of USA MUTUALS since 2001.  Mr. Drska has served as a Pilot of Frontier/Midwest Airlines, Inc., an airline company, since 1986.  Through his experience as a trustee of mutual funds, Mr. Drska is experienced with financial, accounting, regulatory and investment matters.

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Joseph C. Neuberger.  Mr. Neuberger has served as a Trustee of the Trust since 2001.  Mr. Neuberger has also served as a trustee of USA MUTUALS since 2001 and Buffalo Funds, an open-end investment company, since 2003.  Mr. Neuberger has served as Executive Vice President of the Administrator, a multi-service line service provider to mutual funds, since 1994.  Through his experience as a trustee of mutual funds and his employment experience, Mr. Neuberger is experienced with financial, accounting, regulatory and investment matters.

Jonas B. Siegel, CPA.  Mr. Siegel has served as a Trustee of the Trust since October 2009.  Mr. Siegel has also served, since 2010, as a trustee of the Gottex Multi-Asset Endowment fund complex and the Gottex Multi-Alternatives fund complex, each of which is composed of three closed-end investment companies, and, since 2011, as an Independent Manager of the Ramius IDF fund complex, which is composed of two closed-end investment companies.  Since 2013, Mr. Siegel has served as an independent trustee of Gottex Trust, an open-end investment company.  Mr. Siegel previously served as the Managing Director, CAO and CCO of Granite Capital International Group, LP, an investment management firm, from 1994 to 2011, as Vice President, Secretary, Treasurer and CCO of Granum Series Trust, an open-end investment company, from 1997 to 2007, and as President, CAO and CCO of Granum Securities, LLC, a broker-dealer, from 1997 to 2007.  Mr. Siegel is a certified public accountant.  Through his experience as a trustee of mutual funds and his employment experience, Mr. Siegel is experienced with financial, accounting, regulatory and investment matters.

Trustee Ownership of Fund Shares.  As of the date of this SAI, no Trustee of the Trust beneficially owned shares of the Fund or any other series of the Trust.

Furthermore, as of the date of this SAI, neither the Trustees who are not “interested” persons of the Fund, nor members of their immediate families, own securities beneficially, or of record, in the Adviser, the Sub-Adviser, the Distributor or any of their affiliates.  During the past two years ended December 31, 2013, neither the Trustees who are not “interested” persons of the Fund nor members of their immediate families, have had a direct or indirect interest, the value of which exceeds $120,000 in: (i) the Adviser, the Sub-Adviser, the Distributor or any of their affiliates, or (ii) any transaction or relationship in which any such entity, the Fund, any officer of the Fund, or any of their affiliates was a party.

Board Committees.

Audit Committee.  The Trust has an Audit Committee, which is composed of the Independent Trustees, Dr. Michael D. Akers, Mr. Gary A. Drska and Mr. Jonas B. Siegel.  The Audit Committee reviews financial statements and other audit-related matters for the Funds.  The Audit Committee also holds discussions with management and with the Funds’ independent auditor concerning the scope of the audit and the auditor’s independence.  Dr. Akers is designated as the Audit Committee chairman and serves as the Audit Committee’s “audit committee financial expert,” as stated in the annual reports relating to the series of the Trust.

Nominating Committee.  The Trust has a Nominating Committee, which is composed of the Independent Trustees, Dr. Michael D. Akers, Mr. Gary A. Drska and Mr. Jonas B. Siegel.  The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for the position of trustee and meets only as necessary.  As part of this process, the Nominating Committee considers criteria for selecting candidates sufficient to identify a diverse group of qualified individuals to serve as trustees.

The Nominating Committee will consider nominees recommended by shareholders for vacancies on the Board of Trustees.  Recommendations for consideration by the Nominating Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed nominee, and such recommendation must comply with the notice provisions set forth in the Trust’s By-Laws.  In general, to comply with such procedures, such nominations, together with all required information, must be delivered to and received by the Secretary of the Trust at the principal executive office of the Trust not later than 60 days prior to the shareholder meeting at which any such nominee would be voted on. Shareholder recommendations for nominations to the Board of Trustees will be accepted on an ongoing basis and such recommendations will be kept on file for consideration when there is a vacancy on the Board of Trustees.  The Nominating Committee’s procedures with respect to reviewing shareholder nominations will be disclosed as required by applicable securities laws.

Valuation Committee.  The Trust has a Valuation Committee.  The Valuation Committee is responsible for the following: (1) monitoring the valuation of Fund securities and other investments; and (2) as required, when the Board of Trustees is not in session, for determining the fair value of illiquid securities and other holdings after consideration of all relevant factors, which determinations are reported to the Board.  The Valuation Committee is currently composed of Mr. John Buckel, Ms. Jennifer Lima and Mr. Jesse Schmitting, who each serve as an officer of the Trust.  The Valuation Committee meets as necessary when a price for a portfolio security is not readily available.

As the Fund is new, none of the Trust’s committees have met with respect to the Fund.

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Trustee Compensation.  For their service as Trustees, the Independent Trustees receive from the Trust a retainer fee of $49,000 per year, $2,000 for each in-person Board meeting attended and $1,000 for each telephonic Board meeting of the Trust, as well as reimbursement for expenses incurred in connection with attendance at meetings.  Interested Trustees of the Trust do not receive any compensation for their service as Trustee.  Because the Fund has recently commenced operations, the following compensation figures represent estimates for the current fiscal year ending August 31, 2015:

Name of Person/Position	Aggregate Compensation from the Fund(1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund and the Trust(2) Paid to Trustees
Dr. Michael D. Akers, Independent Trustee	$1,500	None	None	$57,000
Gary A. Drska, Independent Trustee	$1,500	None	None	$57,000
Jonas B. Siegel, Independent Trustee	$1,500	None	None	$57,000
Joseph C. Neuberger, Interested Trustee	None	None	None	None
(1)	Trustees fees and expenses are allocated among the Fund and any other series comprising the Trust.
(2)	There are currently thirty-four other portfolios comprising the Trust.

Control Persons and Principal Shareholders.  A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund.  A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control.  A controlling person possesses the ability to control the outcome of matters submitted for shareholder vote by the Fund.  As of the date of this SAI, there were no principal shareholders or control persons of the Fund.

Portfolio Holdings Information .  The Trust, on behalf of the Fund, has adopted portfolio holdings disclosure policies (the “Disclosure Policies”) that govern the timing and circumstances of disclosure of portfolio holdings of the Fund.  Information about the Fund’s portfolio holdings will not be distributed to any third party except in accordance with these Disclosure Policies.  The Board of Trustees considered the circumstances under which the Fund’s portfolio holdings may be disclosed under the Disclosure Policies, considering actual and potential material conflicts that could arise in such circumstances between the interests of the Fund’s shareholders and the interests of the Adviser, Distributor or any other affiliated person of the Fund.  After due consideration, the Board determined that the Fund has a legitimate business purpose for disclosing portfolio holdings to persons described in these Disclosure Policies.

Information about the Fund’s portfolio holdings will not be distributed to any third party except as described below:

•	the disclosure is required to respond to a regulatory request, court order or other legal proceedings;
•
the disclosure is to a mutual fund rating or evaluation services organization (such as Factset, Morningstar and Lipper), or statistical agency or person performing similar functions, or due diligence department of a broker-dealer or wirehouse, who has, if necessary, signed a confidentiality agreement, or is bound by applicable duties of confidentiality imposed by law, with the Fund;

•
the disclosure is made to the Fund’s service providers who generally need access to such information in the performance of their contractual duties and responsibilities, and who are subject to duties of confidentiality imposed by law and/or contract, such as the Adviser, the Board of Trustees, the Fund’s independent registered public accountants, regulatory authorities, counsel to the Fund or the Board of Trustees, proxy voting service providers, financial printers involved in the reporting process, the fund administrator, fund accountant, transfer agent, or custodian of the Fund;

•
the disclosure is made by the Adviser’s trading desks to broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities or may periodically distribute a holdings list (consisting of names only) to broker-dealers so that such brokers can provide the respective adviser with natural order flow;

•	the disclosure is made to institutional consultants evaluating the Fund on behalf of potential investors;
•
the disclosure is (a) in connection with a quarterly, semi-annual or annual report that is available to the public or (b) relates to information that is otherwise available to the public (e.g. portfolio information that is available on the Fund’s website at least one day prior to the disclosure); or

•	the disclosure is made pursuant to prior written approval of the CCO, or other person so authorized, is for a legitimate business purpose and is in the best interests of the Fund’s shareholders.

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For purposes of the Disclosure Policies, portfolio holdings information does not include descriptive information if that information does not present material risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading for the Fund.  Information excluded from the definition of portfolio holdings information generally includes, without limitation: (i) descriptions of allocations among asset classes, regions, countries or industries/sectors; (ii) aggregated data such as average or median ratios, or market capitalization, performance attributions by industry, sector or country; or (iii) aggregated risk statistics.  It is the policy of the Trust to prohibit any person or entity from receiving any direct or indirect compensation or consideration of any kind in connection with the disclosure of information about the Fund’s portfolio holdings.

The CCO must document any decisions regarding non-public disclosure of portfolio holdings and the rationale therefor.  In connection with the oversight responsibilities by the Board of Trustees, any documentation regarding decisions involving the non-public disclosure of portfolio holdings of the Fund to third parties must be provided to the full Board of Trustees or its authorized committee.

Currently, approximately 15 business days following a calendar quarter, the Fund provides its quarterly portfolio holdings to rating and ranking organizations, including Lipper, a Thomson Reuters company, Morningstar, Inc., Standard & Poor’s Financial Services, LLC, Bloomberg L.P., Thomson Reuters Corporation, Vickers Stock Research Corporation and Capital-Bridge, Inc.  In addition, the Fund’s complete portfolio holdings as of the end of each calendar month are posted on the Fund’s website, www.williamblairfunds.com, on or about fifteen days after the month-end.  This posted information generally remains accessible for thirty days, until the Fund posts the information for the next calendar month to the Fund’s website.  Portfolio holdings information may be separately provided to any person at the same time that it is filed with the SEC or one day after the information is first posted to the Fund’s website.  Portfolio holdings disclosure may be approved under the Portfolio Holdings Policies by the Trust’s CCO, Treasurer or President.  Disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter, in the annual and semi-annual reports to Fund shareholders, and in the quarterly holdings report on Form N-Q.  These reports will be made available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

Any suspected breach of this policy must be reported immediately to the CCO, or to the chief compliance officer of the Adviser who is to report it to the CCO.  The Board of Trustees reserves the right to amend the Disclosure Policies at any time without prior notice in its sole discretion.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions.  The Trust (on behalf of the Fund) has adopted the following restrictions as fundamental policies, which may not be changed without the favorable vote of the holders of a “majority of the outstanding voting securities” of the Fund, as defined under the 1940 Act.  Under the 1940 Act, the vote of the holders of a “majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented; or (ii) more than 50% of the outstanding shares of the Fund.

The Fund may not:

1.	issue senior securities, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC;

2.
underwrite the securities of other issuers (except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities under circumstances where it may be considered to be an underwriter under the Securities Act);

3.
purchase or sell real estate or interests in real estate, unless acquired as a result of ownership of securities (although the Fund may purchase and sell securities which are secured by real estate and securities of companies that invest or deal in real estate);

4.
purchase or sell commodities or commodities contracts, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving currencies and futures contracts and options thereon or investing in securities or other instruments that are secured by commodities, or investing in precious metals in accordance with the Fund’s investment objective and policies set forth in the Prospectus;

5.	make loans of money (except for the lending of the Fund’s portfolio securities and purchases of debt securities consistent with the investment policies of the Fund);

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6.
with respect to 75% of its total assets, purchase the securities of any one issuer if, immediately after and as a result of such purchase, (a) the value of the Fund’s holdings in the securities of such issuer exceeds 5% of the value of the Fund’s total assets, or (b) the Fund owns more than 10% of the outstanding voting securities of the issuer (this restriction does not apply to investments in the securities of the U.S. Government, or its agencies or instrumentalities, or other investment companies); or

7.
invest in the securities of any one industry if, as a result, 25% or more of the Fund’s total assets would be invested in the securities of such industry, except that the foregoing does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Non-Fundamental Investment Restrictions.  The following lists the non-fundamental investment restriction applicable to the Fund.  This restriction can be changed by the Board of Trustees, but the change will only be effective after prior written notice is given to shareholders of the Fund.

1.
The Fund may not invest more than 15% of the value of its net assets, computed at the time of investment, in illiquid securities.  Illiquid securities are those securities without readily available market quotations, including repurchase agreements having a maturity of more than seven days.  Illiquid securities may include restricted securities not determined by the Board of Trustees to be liquid, non-negotiable time deposits, over-the-counter (“OTC”) options, and repurchase agreements providing for settlement in more than seven days after notice.

INVESTMENT POLICIES, STRATEGIES AND ASSOCIATED RISKS

Investment Objective .  The investment objective of the Fund is to achieve capital appreciation with moderate volatility and moderate correlation to the broader markets.  The Fund’s investment objective may be changed without the approval of the Fund’s shareholders upon 60 days’ written notice to shareholders.

Investment Strategies and Related Risks .   There is no assurance that the Fund will achieve its investment objective.  The following discussion supplements the description of the Fund’s investment objective and principal investment strategies set forth in the Prospectus.  Except for the fundamental investment restrictions listed above (see “Investment Restrictions”), the Fund’s investment strategies and policies are not fundamental and may be changed by sole action of the Board of Trustees, without shareholder approval.  While the Fund is permitted to hold securities and engage in various strategies as described hereafter, it is not obligated to do so.

Whenever an investment policy or investment restriction states a maximum percentage of the Fund’s assets that may be invested in any security, or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition or sale of such security or other asset.  Accordingly, any subsequent change in values, net assets or other circumstances will not be considered when determining whether an investment complies with the Fund’s investment policies and investment restrictions set forth herein or in the Prospectus.  In addition, if a bankruptcy or other extraordinary event occurs concerning a particular investment by the Fund, the Fund may receive stock, real estate or other investments that the Fund would not, or could not, buy.  If this happens, the Fund will sell such investments as soon as practicable while trying to maximize the return to its shareholders.  Please note, however, that the guidance referenced in the first two sentences of this paragraph does not apply to the Fund’s investments in illiquid securities or the Fund’s borrowing of money.

Diversification.  The Fund is diversified.  Under applicable federal laws, to qualify as a diversified fund, the Fund, with respect to 75% of its total assets, may not invest greater than 5% of its total assets in any one issuer and may not hold greater than 10% of the securities of one issuer.  The remaining 25% of the Fund’s total assets does not need to be “diversified” and may be invested in securities of a single issuer, subject to other applicable laws.  The diversification of a mutual fund’s holdings is measured at the time the fund purchases a security.  However, if a fund purchases a security and holds it for a period of time, the security may become a larger percentage of the fund’s total assets due to movements in the financial markets.  If the market affects several securities held by a fund, the fund may have a greater percentage of its assets invested in securities of fewer issuers.  Because the Fund is diversified, the Fund is less subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities.

Bank Loan Risk.  The Fund’s investments in secured and unsecured participations in bank loans and assignments of such loans may create substantial risk.  In making investments in such loans, which banks or other financial intermediaries make to borrowers, the Fund will depend primarily upon the creditworthiness of the borrower for payment of principal and interest.  If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price could be adversely affected.  The Fund may invest in loan participations that are rated by a NRSRO or are unrated, and may invest in loan participations of any credit quality, including “distressed” companies with respect to which there is a substantial risk of losing the entire amount invested.  In addition, certain bank loans in which the Fund may invest may be illiquid and, therefore, difficult to value and/or sell at a price that is beneficial to the Fund.

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Bonds, Debt and Fixed Income Obligations.  The Fund may invest in bonds and other types of debt and fixed income obligations of U.S. and foreign issuers, including bonds, notes and debentures issued by corporations and U.S. and foreign Government securities as a non-principal investment strategy.  These securities may pay fixed, variable, adjustable or floating rates of interest, and may include zero coupon obligations that do not pay interest until maturity.

The Fund may invest in investment grade and non-investment grade bonds, debt and fixed-income obligations.  Investment grade debt securities have received a rating from Standard & Poor’s Ratings Service (“S&P”), or Moody’s Investors Service, Inc. (“Moody’s”) in one of the four highest rating categories or, if not rated, have been determined by the Adviser to be of comparable quality to such rated securities.  Non-investment grade debt securities (typically called “junk bonds”) have received a rating from S&P or Moody’s of below investment grade, or have been given no rating and are determined by the Adviser to be of a quality below investment grade.  There are no limitations on the maturity or duration of debt securities that may be purchased by the Fund.

Corporate Debt Securities.  Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies.  Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status.  Commercial paper has the shortest term and is usually unsecured.

The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations.  Corporate debt may be rated investment grade or below investment grade and may carry variable or floating rates of interest.

Because of the wide range of types, and maturities, of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles.  For example, commercial paper issued by a large established domestic corporation that is rated investment grade may have a modest return on principal, but carries relatively limited risk.  On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk.  Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due.  Some corporate debt securities that are rated below investment grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.  The credit risk of a particular issuer’s debt security may vary based on its priority for repayment.  For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities.  This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities.  In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities.  Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise.  In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

High Yield Fixed-Income Securities.  Higher yield fixed-income securities and loans, often referred to as “junk bonds” or “leveraged loans,” are lower-grade debt instruments that generally offer higher yields than other debt securities.  They can also carry a greater risk of default, which is the risk that the issuer will not make interest or principal payments when due.  In the event of an unanticipated default, the Fund would experience a reduction in its income, and could expect a decline in the market value of the securities affected by the default.  During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that adversely affects their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing, and any of these factors could lead to a default.

The market prices of lower-grade debt securities are generally less sensitive to interest rate changes than higher rated investments but are more sensitive to adverse economic or political conditions and negative, individual issuer developments.  Lower-grade debt securities may also have less liquid markets than higher rated debt securities, and their liquidity may be more heavily impacted by adverse economic, political or issuer conditions.  Negative publicity or investor perceptions, as well as new or proposed laws, may also have a significant impact on the market for these debt securities.

Credit quality of lower-grade securities can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular higher yielding, high-risk debt security.  For these reasons, the Adviser uses independent and ongoing review of credit quality in addition to the national rating organizations in selecting debt securities for the Fund.

Unrated Debt Securities.  Unrated debt, while not necessarily lower in quality than rated securities, may not have as broad a market.  Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their debt securities.  The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed by the Adviser to determine whether to purchase unrated bonds for the Fund.

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U.S. Government Obligations.  The Fund may invest in various types of U.S. Government obligations.  U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury.  Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the U.S. or may be backed solely by the issuing or guaranteeing agency or instrumentality itself.  In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned.  There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.  As a result, there is a risk that these entities will default on a financial obligation.  For instance, securities issued by the Government National Mortgage Association (“GNMA”) are supported by the full faith and credit of the U.S. Government.  Securities issued by the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) are supported only by the discretionary authority of the U.S. Government.  In September 2008, at the direction of the U.S. Treasury, FNMA and FHLMC were placed into conservatorship under the Federal Housing Finance Agency, a newly created independent regulator.  The U.S. Government also took steps to provide additional financial support to FNMA and FHLMC.  No assurance can be given that the U.S. Treasury initiatives with respect to FNMA and FHLMC will be successful.  Securities issued by the Student Loan Marketing Association are supported only by the credit of that agency.

Repurchase Agreements. The Fund may enter into repurchase agreements.  Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price.  The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price on repurchase.  In either case, the income to the Fund is unrelated to the interest rate on the security itself.  Such repurchase agreements will be made only with banks with assets of $500 million or more that are insured by the Federal Deposit Insurance Corporation or with Government securities dealers recognized by the Federal Reserve Board and registered as broker-dealers with the SEC or exempt from such registration.  The Fund will generally enter into repurchase agreements of short durations, from overnight to one week, although the underlying securities generally have longer maturities.  The Fund may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 15% of the value of the Fund’s net assets would be invested in illiquid securities including such repurchase agreements.

For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Fund to the seller of the U.S. Government security that is subject to the repurchase agreement.  It is not clear whether a court would consider the U.S. Government security acquired by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller.  In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the U.S. Government security before its repurchase under a repurchase agreement, the Fund could encounter delays and incur costs before being able to sell the security.  Delays may involve loss of interest or a decline in price of the U.S. Government security.  If a court characterizes the transaction as a loan and the Fund has not perfected a security interest in the U.S. Government security, the Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller.  As an unsecured creditor, the Fund would be at the risk of losing some or all of the principal and income involved in the transaction.  As with any unsecured debt instrument purchased for the Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the other party, in this case the seller of the U.S. Government security.

Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security.  However, the Fund will always receive as collateral for any repurchase agreement to which it is a party securities acceptable to the Adviser, the market value of which is equal to at least 100% of the amount invested by the Fund plus accrued interest, and the Fund will make payment against such securities only upon physical delivery or evidence of book entry transfer to the account of its custodian.  If the market value of the U.S. Government security subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the U.S. Government security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price.  It is possible that the Fund could be unsuccessful in seeking to enforce on the seller a contractual obligation to deliver additional securities.

Reverse Repurchase Agreements.  The Fund may borrow by entering into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements.  Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon price.  At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing liquid high-grade securities, marked-to-market daily, having a value not less than the repurchase price (including accrued interest).  Reverse repurchase agreements involve the risk that the market value of securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obliged to repurchase.  If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities.  During that time, the Fund’s use of the proceeds of the reverse repurchase agreement effectively may be restricted.  Reverse repurchase agreements create leverage, a speculative factor, and are considered borrowings for the purpose of the Fund’s limitations on borrowing.

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Zero-Coupon Securities.  The Fund may invest in zero-coupon bonds as part of its investment strategy, without limitation.  Zero-coupon securities make no periodic interest payments but are sold at a deep discount to their face value.  The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date.  The discount varies depending on the time remaining until maturity, as well as market interest rates, the liquidity of the security, and the issuer’s perceived credit quality.  If the issuer defaults, the holder may not receive any return on his or her investment.  Because zero-coupon securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other debt securities.  Since zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds that pay interest on a current basis.  When interest rates fall, zero-coupon securities rise more rapidly in value because they reflect a fixed rate of return.  An investment in zero-coupon and delayed interest securities may cause the Fund to recognize income and the Fund may be required to distribute such income to shareholders before the Fund receives any cash payments on its investment.  The Fund may have to accordingly dispose of its portfolio investments under disadvantageous circumstances in order to generate sufficient cash to satisfy the distribution requirements for maintaining its status as a RIC under subchapter M of the Code.

Borrowing.  The Fund may borrow to increase its portfolio holdings of securities.  The Fund will limit its borrowing to an amount not to exceed one-third of its total assets.  Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest.  The 1940 Act requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings.  This allows the Fund to borrow for such purposes an amount (when taken together with any borrowings for temporary or emergency purposes as described below) equal to as much as 50% of the value of its net assets (not including such borrowings).  If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, the Fund may be required to dispose of some of its portfolio holdings within three days in order to reduce the Fund’s debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time.

The Fund may also be deemed to be borrowing when entering into certain derivative transactions such as certain options, forwards or swap transactions.  This type of borrowing is generally referred to as economic leverage.

The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar policies. Since substantially all of the Fund’s assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of the Fund’s agreement with its lender, the asset value per share of the Fund will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if the Fund did not borrow funds.  In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds.  Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.  The interest which the Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs which will reduce or eliminate any net investment income and may also offset any potential capital gains.  Unless the appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of the Fund compared with what it would have been without leverage.

Collateralized Debt Obligations. The Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities.  A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed-income securities.  A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.  CDOs may charge management fees and administrative expenses.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield.  The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances.  Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade.  Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests.  Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws.  As a result, investments in CDOs may be characterized by the Fund as illiquid securities.  However an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions.  In addition to the normal risks associated with fixed-income securities, CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

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Counterparty Credit Risk.  The Fund will be subject to counterparty credit risk with respect to its use of swap contracts and other derivative and short sale transactions.  If a counterparty to a derivatives contract becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding.  The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.  To partially mitigate this risk, the Adviser or a Sub-Adviser will seek to effect derivative transactions only with counterparties that it believes are creditworthy.  However, there is no assurance that a counterparty will remain creditworthy or solvent.

Credit Default Swaps.  The Fund may enter into credit default swap agreements.  The credit default swap agreement may have as a reference obligation one or more securities that are not currently held by the Fund.  The buyer in a credit default swap agreement is obligated to pay the seller a periodic fee, typically expressed in basis points on the principal amount of the underlying obligation (the “notional” amount), over the term of the agreement in return for a contingent payment upon the occurrence of a credit event with respect to the underlying reference obligation.  A credit event is typically a default, restructuring or bankruptcy.

The Fund may be either the buyer or seller in the transaction.  As a seller, the Fund receives a fixed rate of income throughout the term of the agreement, which typically is between one month and five years, provided that no credit event occurs.  If a credit event occurs, the Fund typically must pay the contingent payment to the buyer, which is typically the par value (full notional value) of the reference obligation.  The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation.  If the Fund is a buyer and no credit event occurs, the Fund may lose its investment and recover nothing.  However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly.  Credit default swaps are subject to general market risk, liquidity risk and credit risk.  If the Fund is a buyer in a credit default swap agreement and no credit event occurs, then it will lose its investment.  In addition, the value of the reference obligation received by the Fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.

The Fund may also invest in credit default swap index products and in options on credit default swap index products.  The individual credits underlying these credit default swap indices may be rated investment grade or non-investment grade.  These instruments are designed to track representative segments of the credit default swap market and provide investors with exposure to specific “baskets” of issuers of bonds or loans.  Such investments are subject to liquidity risks as well as other risks associated with investments in credit default swaps discussed above.  The Fund reserves the right to invest in similar instruments that may become available in the future.

Credit Risk. The value of the Fund’s fixed-income securities is subject to the ability of the issuers of such securities to make interest payments or payment at maturity.  The credit ratings of issuers could change and negatively affect the Fund’s share price or yield. Not all securities issued or guaranteed by agencies or instrumentalities of the U.S. Government are backed by the full faith and credit of the United States.  Such securities involve different degrees of government backing. Some obligations issued or guaranteed by U.S. Government agencies or instrumentalities in which the Fund may invest are backed by the full faith and credit of the United States, such as modified pass-through certificates issued by the Government National Mortgage Association, while others are backed exclusively by the agency or instrumentality with limited rights of the issuer to borrow from the U.S. Treasury.  Others are backed only by the credit of the issuer itself. While the U.S. Government may provide financial support to such agencies or instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.  The Fund’s investments in below investment grade securities (e.g., high yield or junk bonds) may have additional credit risk.  Securities rated BBB or below by an NRSRO have speculative characteristics and can be more vulnerable to bad economic news than investment grade securities, which could lead to a weakened capacity to make principal and interest payments.  In some cases, below investment grade securities may decline in credit quality or go into default.

Currency Risk.  The value of the Fund’s portfolio may be affected by changes in exchange rates or control regulations.  If a local currency gains against the U.S. dollar, the value of the security increases in U.S. dollar terms.  If a local currency declines against the U.S. dollar, the value of the security decreases in U.S. dollar terms.

Debt Securities Risk.  Debt securities held by the Fund are subject to credit risk and interest rate risk.  Credit risk refers to the possibility that the issuer of a debt security will be unable to make interest payments or repay principal when it becomes due. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates.  The Fund may invest in “high yield”, lower rated (or unrated) securities (commonly referred to as “junk bonds”).  These instruments are considered speculative and have a much greater risk of default, thereby subjecting the Fund to greater degrees of credit risk (risk of loss) and interest rate risk than higher-rated securities.

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Distressed Securities Risk.  The Fund’s investment in distressed securities may involve a substantial degree of risk.  These instruments, which involve loans, loan participations, bonds, notes, non-performing and sub-performing mortgage loans typically are unrated, lower-rated, in default or close to default.  Many of these instruments are not publicly traded, and may become illiquid.  The prices of such instruments may be extremely volatile.  Securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.  Valuing such instruments may be difficult, and the Fund may lose all of its investment, or it may be required to accept cash or securities with a value less than the Fund’s original investment.  Issuers of distressed securities are typically in a weak financial condition and may default, in which case the Fund may lose its entire investment.

Equity Securities.  Equity securities represent ownership interests, or the rights to acquire ownership interests, in an issuer and include common stocks, preferred stocks, convertible securities, rights and warrants, with different types of equity securities providing different voting and dividend rights and priority if the issuer becomes bankrupt.  The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions.  Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

Common Stocks.  Common stock represents a proportionate share of the ownership of a company and its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions.  In addition to the general risks set forth above, investments in common stocks are subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock.  It is possible that all assets of that company will be exhausted before any payments are made to the Fund.

Convertible Securities.  Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock or other equity security at the option of the holder during a specified period.  Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities.  The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies.  The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of the Adviser or a Sub-Adviser, the investment characteristics of the underlying common stock or other equity security will assist the Fund in achieving its investment objectives.  The Fund may also elect to hold or trade convertible securities.  In selecting convertible securities, the Adviser or a Sub-Adviser evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation.  In evaluating these matters with respect to a particular convertible security, the Adviser or a Sub-Adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer’s profits, and the issuer’s management capability and practices.  Convertible securities are senior to common stock in an issuer’s capital structure, but are subordinated to any senior debt securities.  Consequently, the issuer’s convertible securities generally may be viewed as having more risk than its senior debt securities but less risk than its common stock.

Preferred Stocks.  Preferred stocks pay fixed or floating dividends to investors and have “preference” over common stock in the payment of dividends and the liquidation of an issuer’s assets.  This means that an issuer must pay dividends on preferred stocks before paying any dividends on its common stock.  Some preferred stocks offer a fixed rate of return with no maturity date.  Because those preferred stocks never mature, they trade like long-term bonds, can be more volatile than other types of preferred stocks and may have heightened sensitivity to changes in interest rates.  Other preferred stocks have variable dividends, generally determined on a quarterly or other periodic basis, either according to a formula based upon a specified premium or discount to the yield on particular U.S. Treasury securities or based on an auction process involving bids submitted by holders and prospective purchasers of such securities.  Because preferred stocks represent an equity ownership interest in an issuer, their value usually will react more strongly than bonds and other debt instruments to actual or perceived changes in an issuer’s financial condition or prospects or to fluctuations in the equity markets.  Preferred stockholders usually have no voting rights or their voting rights are limited to certain extraordinary transactions or events.

Rights and Warrants.  The Fund may invest in rights and warrants.  A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock, and it is issued at a predetermined price in proportion to the number of shares already owned.  Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the current market.  Warrants are options to purchase equity securities at a specific price for a specific period of time.  They do not represent ownership of the securities, but only the right to buy them.  Hence, warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them.  The value of warrants is derived solely from capital appreciation of the underlying equity securities.  Warrants differ from call options in that the underlying corporation issues warrants, whereas call options may be written by anyone.

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An investment in rights and warrants may entail greater risks than certain other types of investments.  Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer.  In addition, although their value is influenced by the value of the underlying security, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date.  Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Small and Medium-Sized Companies.  To the extent the Fund invests in the equity securities of small and medium-sized companies, it will be exposed to the risks of smaller sized companies.  Small and medium-sized companies may have narrower markets for their goods and/or services and may have more limited managerial and financial resources than larger, more established companies.  Furthermore, such companies may have limited product lines, services, markets, or financial resources or may be dependent on a small management group.  In addition, because these stocks may not be well-known to the investing public, do not have significant institutional ownership or are typically followed by fewer security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund.  As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

Large-Cap Companies.  Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors.  Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Exchange Traded Notes.  An exchange traded note (“ETN”) is a type of unsecured, unsubordinated debt security that differs from other types of bonds and notes because ETN returns are typically based upon the performance of a market index.  ETNs are publically traded on a U.S. securities exchange.  An ETN incurs certain expenses not incurred by its applicable index, and an investment in an ETN will bear its proportionate share of any fees and expenses borne by the ETN.  The market value of an ETN share may differ from its net asset value (“NAV”).  The share may trade at a premium or discount to its NAV, which may be due to, among other things, differences in the supply and demand in the market for the share.  Although an ETN is a debt security, it is unlike a typical bond, in that there are no periodic interest payments and principal is not protected.  ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged.

Fixed Income Securities.  Interest rates may go up resulting in a decrease in the value of the fixed income securities held by the Fund.  Fixed income securities are subject to credit risk, or the risk that an issuer will not make timely payments of principal and interest.  There is also the risk that an issuer may “call,” or prepay, its high yielding bonds before their maturity dates.  Certain mortgage-backed fixed income securities may be subject to risk of prepayment, and may decline in value because of mortgage foreclosures or defaults on the underlying obligations.  Fixed income securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment.  Limited trading opportunities for certain fixed income securities may make it more difficult to sell or buy a security at a favorable price or time.  It is likely there will be less governmental intervention in the near future to maintain low interest rates.  The negative impact on fixed income securities if interest rates increase as a result could negatively impact the Fund’s net asset value.

Foreign Investments and Currencies.  The Fund may make investments in securities of non-U.S. issuers (“foreign securities”), including U.S. dollar-denominated securities, foreign securities and securities of companies incorporated outside the U.S.  Investments in foreign securities involve certain inherent risks, including the following:

Political and Economic Factors.  Individual foreign economies of certain countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position.  The internal politics of certain foreign countries may not be as stable as those of the United States.  Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies.  Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest.  The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners.  Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Currency Fluctuations.  The Fund may invest in securities denominated in foreign currencies.  Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund’s assets denominated in that currency.  Such changes will also affect the Fund’s income.  The value of the Fund’s assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

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Market Characteristics.  Foreign securities in which the Fund invests will be purchased in OTC markets or on exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market.  Foreign exchanges and markets may be more volatile than those in the United States.  While growing in volume, they usually have substantially less volume than U.S. markets, and the Fund’s foreign securities may be less liquid and more volatile than U.S. securities.  Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets, and may include delays beyond periods customary in the U.S.  Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment or securities, may expose the Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer.

Legal and Regulatory Matters.  Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available from issuers, than is available in the United States.

Taxes.  The interest and dividends payable on certain of the Fund’s foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to Fund shareholders.

Costs.  To the extent that the Fund invests in foreign securities, its expense ratio is likely to be higher than those of investment companies investing only in domestic securities, since the cost of maintaining the custody of foreign securities is higher.

Emerging Markets.  Some of the securities in which the Fund may invest may be located in developing or emerging markets, which entail additional risks, including less social, political and economic stability; smaller securities markets and lower trading volume, which may result in less liquidity and greater price volatility; national policies that may restrict the Fund’s investment opportunities, including restrictions on investments in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.

In considering whether to invest in the securities of a foreign company, the Adviser may consider such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located.  The extent to which the Fund will be invested in foreign companies and countries and depositary receipts will fluctuate from time to time, depending on the Adviser’s assessment of prevailing market, economic and other conditions.

Forward Currency Contracts.  The Fund may enter into forward currency contracts.  A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.

General Market Risks.  The market value of a derivative instrument or security may move up or down, sometimes rapidly and unpredictably.  These fluctuations may cause a derivative instrument or security to be worth less than the price originally paid for it, or less than it was worth at an earlier time.  Market risk may affect an industry, a sector of the economy or the market as a whole.

General Tax Risks.  The Fund’s investments and investment strategies may be subject to special and complex federal income tax provisions that may, among other things: (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) accelerate income to the Fund; (iii) convert long-term capital gain taxable at lower rates into short-term capital gain or ordinary income taxable at higher rates; (iv) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (v) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income; or (vii) create a risk that the Fund will fail the diversification and source of income requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), which could cause the Fund to fail to qualify for the tax treatment applicable to a regulated investment company (“RIC”).

High-Yield Fixed Income Securities Risk.  High-yield fixed income securities or “junk bonds” are fixed income securities rated below investment grade by an NRSRO.  Although junk bonds generally pay higher rates of interest than higher-rated securities, they are subject to a greater risk of loss of income and principal.  Junk bonds are subject to greater credit risk than higher-grade securities and have a higher risk of default.  Companies issuing high-yield junk bonds are more likely to experience financial difficulties that may lead to a weakened capacity to make principal and interest payments than issuers of higher grade securities.  Issuers of junk bonds are often highly leveraged and are more vulnerable to changes in the economy, such as a recession or rising interest rates, which may affect their ability to meet their interest or principal payment obligations.

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Illiquid Securities.  The Fund is limited by its restrictions to investing only up to 15% of its net assets in securities that are illiquid at the time of purchase, which means that there may be legal or contractual restrictions on their disposition, or that there are no readily available market quotations for such a security.  Illiquid securities present the risks that the Fund may have difficulty valuing these holdings and/or may be unable to sell these holdings at the time or price desired.  There are generally no restrictions on the Fund’s ability to invest in restricted securities (that is, securities that are not registered pursuant to the Securities Act of 1933 (the “Securities Act”)), except to the extent such securities may be considered illiquid.  Securities issued pursuant to Rule 144A of the Securities Act will be considered liquid if determined to be so under procedures adopted by the Board of Trustees.  The Adviser is responsible for making the determination as to the liquidity of restricted securities (pursuant to the procedures adopted by the Board of Trustees).

The Fund will determine a security to be illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days at the value at which the Fund has valued the security.  Factors considered in determining whether a security is illiquid may include, but are not limited to: the frequency of trades and quotes for the security; the number of dealers willing to purchase and sell the security and the number of potential purchasers; the number of dealers who undertake to make a market in the security; the nature of the security, including whether it is registered or unregistered, and the market place; whether the security has been rated by a nationally recognized statistical rating organization (“NRSRO”); the period of time remaining until the maturity of a debt instrument or until the principal amount of a demand instrument can be recovered through demand; the nature of any restrictions on resale; and with respect to municipal lease obligations and certificates of participation, there is reasonable assurance that the obligation will remain liquid throughout the time the obligation is held and, if unrated, an analysis similar to that which would be performed by an NRSRO is performed.  If a restricted security is determined to be liquid, it will not be included within the category of illiquid securities, which may not exceed 15% of the Fund’s net assets.  Investing in Rule 144A securities could have the effect of increasing the level of the Fund’s illiquidity to the extent that the Fund, at a particular point in time may be unable to find qualified institutional buyers interested in purchasing the securities.  The Fund is permitted to sell restricted securities to qualified institutional buyers.

Initial Public Offerings.  The Fund may purchase shares in initial public offerings (“IPOs”).  Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time.  This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as brokerage commissions and transaction costs.  By selling shares, the Fund may realize taxable capital gains that it will subsequently distribute to shareholders.  Investing in IPOs increases risk because IPO shares are frequently volatile in price.  As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

Interest Rate Risk. Normally, the values of fixed-income securities vary inversely with changes in prevailing interest rates.  The value of the Fund’s fixed income securities tends to decrease when interest rates rise and tends to increase when interest rates fall. Securities with longer durations held by the Fund are generally more sensitive to interest rate changes.

Investment Companies and Exchange Traded Funds .  The Fund may invest in shares of other investment companies, including money market mutual funds, other open-end funds, closed-end funds or exchange traded funds (“ETFs”).  The Fund’s investments in money market mutual funds may be used for cash management purposes and to maintain liquidity in order to satisfy redemption requests or pay unanticipated expenses.  The Fund invests in securities issued by other investment companies in accordance with the 1940 Act.  With certain exceptions, Section 12(d)(1) of the 1940 Act precludes the Fund from acquiring (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund (such limits do not apply to investments in money market funds).  However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if: (i) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold, and is not proposing to offer or sell its shares through a principal underwriter or otherwise at a public offering price that includes a sales load of more than 1 1/2%.  Rule 12d1-3 under the 1940 Act provides, however, that the Fund may rely on the Section 12(d)(1)(F) exemption and charge a sales load in excess of 1 1/2% provided the sales load and any service fee charged does not exceed limits set forth in applicable rules of the FINRA.

If the Fund invests in investment companies, including ETFs, pursuant to Section 12(d)(1)(F), it must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of the securities of the investment company.  In addition, an investment company purchased by the Fund pursuant to Section 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days.  To the extent the Fund is unable to redeem such shares within 7 days of a redemption request, the shares will be deemed illiquid and subject to the limitation that the Fund may not invest more than 15% of the value of its net assets, computed at the time of investment, in illiquid securities.

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In addition, Section 12(d)(1)(G) of the 1940 Act permits the operation of funds of funds involving investment companies which are part of the same “group of investment companies,” which is defined as any two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services.  Section 12(d)(1)(G)(i) provides that Section 12(d)(1) will not apply to securities of a registered open-end investment company or registered unit investment trust if: (i) the acquired company and acquiring company are part of the same group of investment companies; (ii) the acquiring company holds only securities of acquired companies that are part of the same group of investment companies, government securities, and short-term paper; (iii) the aggregate sales loads and distribution-related fees of the acquiring company and the acquired company are not excessive under rules adopted pursuant to Section 22(b) or Section 22(c) of the Act by a securities association registered under section 15A of the Exchange Act or by the Commission; and (iv) the acquired company has a policy that prohibits it from acquiring securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the Act.

Rule 12d1-2 under the 1940 Act permits a fund relying on Section 12(d)(1)(G) of the Act to acquire, in addition to securities issued by another registered investment company in the same group of investment companies, government securities, and short-term paper, (i) Securities issued by an investment company that is not in the same group of investment companies, when the acquisition is in reliance on section 12(d)(1)(A) or 12(d)(1)(F) of the Act; (ii) securities (other than securities issued by an investment company); and (iii) securities issued by a money market fund, when the investment is in reliance on Rule 12d1-1 under the Act.  Rule 12d1-2 does not, however, permit a fund relying on Section 12(d)(1)(G) invest in financial instruments which may not be securities within the meaning of Section 2(a)(36) of the 1940 Act (“Other Investments”), such as derivatives.  The Trust has submitted an application with the SEC for an exemptive order with respect to the Fund, as an open-end investment company relying on Rule 12d1-2 under the 1940 Act, that would permit the Fund to use Other Investments and invest in securities issued by other investment companies in amounts exceeding limits set forth in the 1940 Act that would otherwise be applicable.

Underlying Funds.  To the extent the Fund invests in affiliated or unaffiliated publicly or privately offered U.S. or non-U.S. investment funds, including hedge funds, commodity pools, open-end or closed-end funds (each, an “Underlying Fund”), the Fund is subject to certain risks with respect to such Underlying Funds.

Lack of 1940 Act Protections.  As a general matter, the Underlying Funds may not be registered as investment companies under the 1940 Act and, therefore, the Fund, as an investor in these Underlying Funds, will not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies, such as mutual funds.  In addition, investments in the securities of other funds may involve duplication of advisory fees and certain other expenses.

Reliance on Underlying Fund Managers.  The Fund will rely primarily on information provided by the managers of the Underlying Funds in valuing its investments in Underlying Funds (particularly those that are not registered investment companies).  Investors should recognize that valuations of illiquid securities, such as interests in certain Underlying Funds, involve various judgments and consideration of factors that may be subjective.  There is a risk that inaccurate valuations provided by managers could adversely affect the value of the Fund and, therefore, the amounts shareholders receive upon the redemption of shares.  A manager may use proprietary investment strategies that are not fully disclosed, which may involve risks under some market conditions that are not anticipated by the Adviser.  There can be no assurance that a manager will provide advance notice of any material change in an Underlying Fund’s investment program or policies and thus, the Fund’s investment portfolio may be subject to additional risks which may not be promptly identified by the Adviser.

Additional Fees and Expenses.  An investment in the securities of an Underlying Fund may involve the duplication of advisory fees and certain other expenses.  In addition, many of the managers of the Underlying Funds in which the Fund may invest receive performance based compensation.  Performance based compensation arrangements may give the manager an incentive to make purchases for an Underlying Fund that are unduly risky or speculative.

Independent Investment Decisions.  Investment decisions of the Underlying Funds and the Sub-Advisers are made by the managers of the Underlying Funds and the Sub-Advisers independently of each other.  As a result, at any particular time, one Underlying Fund may be purchasing shares of an issuer whose shares are being sold by another Underlying Fund or by a Sub-Adviser. Consequently, the Fund could directly or indirectly incur certain transaction costs without accomplishing any net investment result.

Liquidity Risk.  The Fund may not be able to redeem its investment in certain Underlying Funds promptly after it has made a decision to do so, which may result in a loss to the Fund and adversely affect the Fund’s investment return.

Waiver or Limitation on Voting Rights.  To the extent the Fund purchases non-voting securities of an Underlying Fund or waives its right to vote its securities with respect to Underlying Funds, it will not be able to vote on matters that require the approval of the investors in the Underlying Fund, including matters that could adversely affect the Fund’s investment in the Underlying Fund.

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The Fund may waive its voting rights of Underlying Funds pursuant to a negotiated, contractual agreement.  The waivers may be irrevocable by the Fund.  In addition, the Fund may waive its voting rights or invest in non-voting securities in order to avoid being an “affiliated person” for purposes of the 1940 Act.  Section 17 of the 1940 Act prohibits certain transactions involving a fund and its “affiliated persons.”  “Affiliated persons” include shareholders of 5% or more of a fund’s outstanding voting securities or any issuer whose securities a fund holds 5% or more; control persons of a fund; officers, trustees, or other employees of a fund; and a fund’s investment Adviser.  These prohibitions are designed to prevent conflicts of interest in which insiders may use a fund to benefit themselves to the detriment of the Fund and its shareholders.

Exchange-Traded Funds.  ETFs are open-end investment companies whose shares are listed on a national securities exchange.  An ETF is similar to a traditional mutual fund, but trades at different prices during the day on a security exchange like a stock.  Similar to investments in other investment companies discussed above, the Fund’s investments in ETFs will involve duplication of advisory fees and other expenses since the Fund will be investing in another investment company.  In addition, the Fund’s investment in ETFs is also subject to its limitations on investments in investment companies discussed above.  To the extent the Fund invests in ETFs which focus on a particular market segment or industry, the Fund will also be subject to the risks associated with investing in those sectors or industries.  To the extent the Fund invests in inverse ETFs, such investments are subject to the risk that their performance will decline as the value of their benchmark indices rises.  The shares of the ETFs in which the Fund will invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its NAV per share.

As a purchaser of ETF shares on the secondary market, the Fund will be subject to the market risk associated with owning any security whose value is based on market price.  ETF shares historically have tended to trade at or near their NAV, but there is no guarantee that they will continue to do so.  Unlike traditional mutual funds, shares of an ETF may be purchased and redeemed directly from the ETFs only in large blocks (typically 50,000 shares or more) and only through participating organizations that have entered into contractual agreements with the ETF.  The Fund does not expect to enter into such agreements and therefore will not be able to purchase and redeem its ETF shares directly from the ETF.

Affiliated Fund. Investing in the William Blair Macro Allocation Fund (“Macro Fund,”) which is an investment company sponsored or managed by the Adviser, involves potential conflicts of interest.  For example, the Adviser may receive fees based on the amount of assets invested by the Fund in the Macro Fund, which fees may be higher than the fees the Adviser receives for managing the Fund.  Investment by the Fund in the Macro Fund may be beneficial in the management of the Macro Fund, by helping it to achieve economies of scale or enhancing cash flows.  Due to this and other factors, the Adviser may have an incentive to invest a portion of the Fund’s assets in the Macro Fund in lieu of investments by the Fund directly in portfolio securities, or may have an incentive to invest in the Macro Fund over investment companies sponsored or managed by others.  Similarly, the Adviser may have an incentive to delay or decide against the sale of interests held by the Fund in the Macro Fund.  In addition, the Fund must pay its pro rata portion of the Macro Fund’s fees and expenses.  To the extent the Fund invests in the Macro Fund or another underlying investment company advised by the Adviser, (“other William Blair funds”), the Adviser will waive its advisory fee in an amount equal to the advisory fees paid to the Adviser by other William Blair funds in respect of Fund assets so invested.

Aggressive Investment Technique Risk.  Other investment companies may use investment techniques and financial instruments that could be considered aggressive, including the use of futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements and similar instruments.  Another investment company’s investment in financial instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.  Such instruments, particularly when used to create leverage, may expose the other investment company to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.  The use of aggressive investment techniques also exposes another investment company to risks different from, or possibly greater than, the risks associated with investing directly in securities on which the aggressive technique is based, including: 1) the risk that an instrument is temporarily mispriced; 2) credit, performance or documentation risk on the amount each other investment company expects to receive from a counterparty; 3) the risk that securities prices, interest rates and currency markets will move adversely and another investment company will incur significant losses; 4) imperfect correlation between the price of financial instruments and movements in the prices of the underlying securities; 5) the risk that the cost of holding a financial instrument might exceed its total return; and 6) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, both of which may make it difficult or impossible to adjust another investment company’s position in a particular instrument when desired.

Master Limited Partnerships.  The Fund may invest in publicly traded master limited partnerships (“MLPs”) that are registered under the Securities Exchange Act of 1934, as amended, and listed on a major United States stock exchange, if the issuer meets the Fund’s investment criteria.  MLPs are businesses organized as limited partnerships which trade their proportionate shares of the partnership (units) on a public exchange.  MLPs are required to pay out most or all of their cash flow in distributions.  An investment in an MLP may generate passive income or losses, along with dividend and investment income.  The MLPs the Fund may purchase are comprised of a general partner (the “GP”) and multiple limited partners (the “LP Holders”).  The GP is responsible for the operations and the maintenance of the partnership’s businesses, while the LP Holders assume economic risk up to their level of investment.  Typically, the GP has a 1% to 2% investment in the MLP, but can extract a higher percentage of the partnership’s profits as the MLP’s distributions increase.  This serves as an incentive to the GP to grow the partnership’s distributions.

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Generally speaking, MLP investment returns are enhanced during periods of declining or low interest rates and tend to be negatively influenced when interest rates are rising.  As an income vehicle, the unit price can be influenced by general interest rate trends independent of specific underlying fundamentals.  In addition, most MLPs are fairly leveraged and typically carry a portion of a “floating” rate debt.  As such, a significant upward swing in interest rates would also drive interest expense higher.  Furthermore, most MLPs grow by acquisitions partly financed by debt, and higher interest rates could make it more difficult to make acquisitions.

Mortgage-Backed Securities and Asset-Backed Securities.  Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations (“CMOs”).  Such securities may be issued or guaranteed by U.S. Government agencies or instrumentalities, such as the GNMA, commonly known as “Ginnie Mae,” FNMA, commonly known as “Fannie Mae,” FHLMC, commonly known as “Freddie Mae,” or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities (collectively, “private lenders”).

Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. Government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.  Until recently, FNMA and FHLMC were government-sponsored corporations owned entirely by private stockholders.  In September 2008, at the direction of the U.S. Department of the Treasury, FNMA and FHLMC were placed into conservatorship under the FHFA.  The U.S. government also took steps to provide additional financial support to FNMA and FHLMC.  No assurance can be given that the U.S. Treasury initiatives with respect to FNMA and FHLMC will be successful.

Asset-backed debt obligations represent direct or indirect participation in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property and receivables from credit card or other revolving credit arrangements.  The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk and bankruptcy of the originator or any other affiliated entities and the amount and quality of any credit enhancement of the securities.  Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, over-collateralization and guarantees by third parties.

The rate of principal payment on mortgage- and asset-backed securities generally depends on the rate of principal payments received on the underlying assets, which in turn may be affected by a variety of economic and other factors.  As a result, the yield on any mortgage- or asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity.  The yield characteristics of mortgage- and asset-backed debt obligations differ from those of traditional debt obligations.  Among the principal differences are that interest and principal payments are made more frequently on mortgage- and asset-backed debt obligations, usually monthly, and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time.  As a result, if these debt obligations or securities are purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity.  Conversely, if these debt obligations or securities are purchased at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity.  Mortgage-backed securities available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.  Accelerated prepayments on debt obligations or securities purchased at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full.  The market for privately issued mortgage-backed securities is smaller and less liquid than the market for government-sponsored mortgage-backed securities.

While asset-backed securities may be issued with only one class of security, many asset-backed securities are issued in more than one class, each with different payment terms.  Mortgage-backed securities may be issued with either a single class of security or multiple classes, which are commonly referred to as a CMO.  Multiple class mortgage- and asset-backed securities are issued for two main reasons.  First, multiple classes may be used as a method of providing selective credit support.  This is accomplished typically through creation of one or more classes whose right to payments on the asset-backed security is made subordinate to the right to such payments of the remaining class or classes.  Second, multiple classes may permit the issuance of securities with payment terms, interest rates or other characteristics differing both from those of each other and from those of the underlying assets.  Examples include separate trading of registered interest and principal of securities (“STRIPS”) (mortgage- and asset-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with class or classes having characteristics that mimic the characteristics of non-asset-backed securities, such as floating interest rates (i.e., interest rates that adjust as a specified benchmark changes) or scheduled amortization of principal.

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The Fund may invest in stripped mortgage-backed securities, which receive differing proportions of the interest and principal payments from the underlying assets, including interest-only (“IO”) and principal-only (“PO”) securities.  IO and PO mortgage-backed securities may be illiquid.  The market value of such securities generally is more sensitive to changes in prepayment and interest rates than is the case with traditional mortgage-backed securities, and in some cases such market value may be extremely volatile.

Mortgage- and asset-backed securities, other than as described above, or in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future.  The Fund may invest in such mortgage- and asset-backed securities if such investment is otherwise consistent with its investment objective and policies and with the investment restrictions of the Fund.

If the Fund purchases mortgage- or asset-backed securities that are “subordinated” to other interests in the same mortgage pool, the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied.  An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may substantially limit the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless.  The risk of such defaults is generally higher in the case of mortgage pools that include so called “subprime” mortgages.  An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have a similar effect on subordinated securities.  A mortgage pool may issue securities subject to various levels of subordination, and the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.  Government policy that would encourage principal forgiveness or encourage refinancing of mortgages could have a negative impact on certain mortgage-backed securities.

Mortgage-Backed To-Be-Announced Securities Risk.  To the extent the Fund purchases or sells mortgage-backed TBA securities, the Fund is subject to the risk that the counterparty may fail to consummate the transaction, which could cause the Fund to miss the opportunity to obtain a price or yield considered to be advantageous.  Mortgage-backed TBA securities may also have a leverage-like effect on the Fund and may cause the Fund to be more volatile.  To the extent the Fund “rolls over” mortgage-backed TBA agreements prior to the settlement date, the Fund may experience higher portfolio turnover and increased taxable gains.

Options, Futures and Related Strategies.  The Fund may use certain options (both traded on an exchange and OTC), futures contracts (sometimes referred to as “futures”), options on futures contracts and swap agreements (collectively, “Financial Instruments”) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of the Fund’s position, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions.

The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the “CFTC”).  In addition, the Fund’s ability to use Financial Instruments will be limited by tax considerations.

In addition to the instruments, strategies and risks described below and in the Prospectus, the Adviser and Sub-Advisers may discover additional opportunities in connection with Financial Instruments and other similar or related techniques.  These new opportunities may become available as the Adviser and Sub-Advisers develop new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed.  The Adviser and Sub-Advisers may utilize these opportunities to the extent that they are consistent with the Fund’s investment objective and permitted by the Fund’s investment limitations and applicable regulatory authorities.

Special Risks.  The use of Financial Instruments involves special considerations and risks, certain of which are described below.  Risks pertaining to particular Financial Instruments are described in the sections that follow.

1.
Successful use of certain Financial Instruments depends upon the Adviser’s and Sub-Advisers’ ability to predict movements of the overall securities markets, which requires different skills than predicting changes in the prices of individual securities.  The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion.  Due to the possibility of distortion, a correct forecast of stock market trends by the Adviser and Sub-Advisers may still not result in a successful transaction.  The Adviser and Sub-Advisers may be incorrect in their expectations as to the extent of market movements or the time span within which the movements take place, which, thus, may result in the strategy being unsuccessful.

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2.
Futures prices can diverge from the prices of their underlying instruments.  Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect cash prices the same way.  Imperfect or no correlation also may result from differing levels of demand in the futures markets, from structural differences in how futures are traded, and from imposition of daily price fluctuation limits or trading halts.

3.
As described below, the Fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties.  If the Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured.  These requirements might impair the Fund’s ability to sell a portfolio security or make an investment when it would otherwise be favorable to do so or require that the Fund sell a portfolio security at a disadvantageous time.  The Fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counter-party”) to enter into a transaction closing out the position.  Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

Losses may arise due to unanticipated market price movements or lack of a liquid secondary market for any particular instrument at a particular time.

Cover.  Transactions using Financial Instruments, other than purchased options, expose the Fund to an obligation to another party.  The Fund will not enter into any such transactions unless it owns either: (1) an offsetting (“covered”) position in securities or other options or futures contracts; or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above.  The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with an approved custodian, in the prescribed amount as determined daily.  The Fund may enter into agreements with broker-dealers which require the broker-dealers to accept physical settlement for certain Financial Instruments. If this occurs, the Fund would treat the Financial Instrument as being cash-settled for purposes of determining the Fund’s coverage requirements.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets.  As a result, the commitment of a large portion of the Fund’s assets to cover accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Options.  The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment and general market conditions.  Options that expire unexercised have no value.  Options currently are traded on the Chicago Board Options Exchange (“CBOE”), the NYSE Amex and other exchanges, as well as the OTC markets.

By buying a call option on a security, the Fund has the right, in return for the premium paid, to buy the security underlying the option at the exercise price.  By writing (selling) a call option and receiving a premium, the Fund becomes obligated during the term of the option to deliver securities underlying the option at the exercise price if the option is exercised.  By buying a put option, the Fund has the right, in return for the premium, to sell the security underlying the option at the exercise price.  By writing a put option, the Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price.

Because options premiums paid or received by the Fund are typically small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction.  For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option.  This is known as a closing purchase transaction.  Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option.  This is known as a closing sale transaction.  Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

Risks of Options on Currencies and Securities.  Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction.  In contrast, OTC options are contracts between the Fund and its counter-party (usually a securities dealer or a bank) with no clearing organization guarantee.  Thus, when the Fund purchases an OTC option, it relies on the counter-party from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option.  Failure by the counter-party to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

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The Fund’s ability to establish and close out positions in exchange-traded options depends on the existence of a liquid market.  However, there can be no assurance that such a market will exist at any particular time.  Closing transactions can be made for OTC options only by negotiating directly with the counter-party or by a transaction in the secondary market if any such market exists.  There can be no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration.  In the event of insolvency of the counter-party, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit.  The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options on Indices.  An index fluctuates with changes in the market values of the securities included in the index.  Options on indices give the holder the right to receive an amount of cash upon exercise of the option.  Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than (in the case of a call) or less than (in the case of put) the exercise price of the option.  Some stock index options are based on a broad market index such as the S&P 500® Index, the NYSE Composite Index or the NYSE Arca Index or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index.

Each of the exchanges has established limitations governing the maximum number of call or put options on the same index that may be bought or written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers).  Under these limitations, option positions of all investment companies advised by the Adviser are combined for purposes of these limits.  Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions.  These position limits may restrict the number of listed options that the Fund may buy or sell.

Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts.  When the Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call.  The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total value for each point of such difference.  When the Fund buys a call on an index, it pays a premium and has the same rights to such call as are indicated above.  When the Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund’s exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls.  When the Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.

Risks of Options on Indices.  If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change.  If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC Options.  Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract.  While this type of arrangement allows the Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Futures Contracts and Options on Futures Contracts.  A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified security on the expiration date of the contract.  An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made.  No physical delivery of the underlying securities in the index is made.

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When the Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time during the term of the option.  If the Fund writes a call, it assumes a short futures position.  If it writes a put, it assumes a long futures position.  When the Fund purchases an option on a futures contract, it acquires the right in return for the premium it pays to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

Whether the Fund realizes a gain or loss from futures activities depends upon movements in the underlying security or index.  The extent of the Fund’s loss from an unhedged short position in futures contracts or from writing unhedged call options on futures contracts is potentially unlimited.

No price is paid upon entering into a futures contract.  Instead, at the inception of a futures contract the Fund is required to deposit “initial margin” in an amount generally equal to 10% or less of the contract value.  Margin also must be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules.  Unlike margin in securities transactions, initial margin does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied.  Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures commission merchant daily as the value of the futures position varies, a process known as “marking-to-market.”  Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund’s obligations to or from a futures commission merchant.  When the Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk.  In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements.  If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions in options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold.  Positions in futures and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market.  However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time.  In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price.  Once that limit is reached, no trades may be made that day at a price beyond the limit.  Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses.  The Fund would continue to be subject to market risk with respect to the position.  In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain cash or liquid assets in an account.

Risks of Futures Contracts and Options Thereon.  The ordinary spreads between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors, which may create distortions.  First, all participants in the futures market are subject to margin deposit and maintenance requirements.  Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationships between the cash and futures markets.  Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery.  To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion.  Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market.  Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

Combined Positions.  The Fund may purchase and write options in combination with each other.  For example, the Fund may purchase a put option and write a call option on the same underlying instrument in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract.  Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase.  Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

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Commodity Pool Operator.  The Fund is subject to regulation by the Commodity Futures Trading Commission (“CFTC”) as a commodity pool and the Adviser is subject to regulation by the CFTC as a commodity pool operator (“CPO”) with respect to the Fund under the Commodity Exchange Act (“CEA”).  The Adviser does not currently rely on an exclusion from the definition of CPO in CFTC Rule 4.5 with respect to the Fund.  The Adviser is registered with the National Futures Association as a “commodity pool operator.”  As a result, the Adviser is subject to dual regulation by the CFTC and the SEC.  The CFTC adopted regulations that seek to “harmonize” CFTC regulations with overlapping SEC rules and regulations.  The Adviser has availed itself of the CFTC’s substitute compliance option under the harmonization regulations with respect to the Fund by filing a notice with the National Futures Association.  The Adviser will remain subject to certain CFTC-mandated disclosure, reporting and recordkeeping regulations.

Potential Government Regulation of Derivatives.  It is possible that additional government regulation of various types of derivative instruments, including futures, and swap agreements, may limit or prevent the Fund from using such instruments as part of its investment strategy, and could ultimately prevent the Fund from being able to achieve its investment objective.  It is impossible to fully predict the effects of past, present or future legislation and regulation in this area, but the effects could be substantial and adverse.  It is possible that legislative and regulatory activity could limit or restrict the ability of the Fund to use certain instruments as part of its investment strategy.  Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using certain instruments.

There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Fund or the ability of the Fund to continue to implement its investment strategies.  The futures and swaps markets are subject to comprehensive statutes, regulations, and margin requirements.  In addition, the SEC, the CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits, and the suspension of trading.  The regulation of futures and swaps transactions in the United States is a rapidly changing area of law and is subject to modification by government action.  In particular, the Dodd-Frank Act will change the way in which the U.S. financial system is supervised and regulated.  Title VII of the Dodd-Frank Act sets forth a new legislative framework for OTC derivatives, including financial instruments, such as swaps, in which the Fund may invest.  Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives markets, grants significant new authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and will require clearing and exchange trading of many OTC derivative transactions.  The CFTC and the SEC finalized the definition of “swap” and “security-based swap,” which provide parameters around which contracts will be subject to further regulation under the Dodd-Frank Act.

Provisions in the Dodd-Frank Act include new capital and margin requirements and the mandatory use of clearinghouse mechanisms for many OTC derivative transactions.  The CFTC, the SEC and other federal regulators have been tasked with developing the rules and regulations enacting the provisions of the Dodd-Frank Act.  Because there is a prescribed phase-in period during which most of the mandated rulemaking and regulations will be implemented, it is not possible at this time to gauge the exact nature and scope of the impact of the Dodd-Frank Act on the Fund.  However, it is expected that swap dealers, major market participants and swap counterparties will experience new and/or additional regulations, requirements, compliance burdens and associated costs.  The new law and the rules to be promulgated may negatively impact the Fund’s ability to meet its investment objective either through limits or requirements imposed on it or upon its counterparties.  In particular, any new position limits imposed on the Fund or its counterparties may impact the Fund’s ability to invest in futures and swaps in a manner that efficiently meets its investment objective.  New requirements, even if not directly applicable to the Fund, including capital requirements and mandatory clearing, may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

Preferred Stock.  Preferred stock represents an interest in a company that generally entitles the holder to receive, in preference to the holders of common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company.  Preferred stocks are generally subordinated in right of payment to all debt obligations and creditors of the issuer.

Private Placements and Restricted Securities.  The Fund may invest in restricted securities (securities with limited transferability under the securities laws) acquired from the issuer in “private placement” transactions.  Private placement securities are not registered under the Securities Act of 1933, as amended (the “Securities Act”), and are subject to restrictions on resale.  They are eligible for sale to other qualified institutional buyers (like the Fund and other sophisticated buyers), or in a private transaction, or to a limited number of purchasers, or in a limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, and are not sold on a trading market or exchange.  While private placement securities offer attractive investment opportunities otherwise not available on an open market, because such securities are available to few buyers, they are often both difficult to sell and to value.  Certain of the Fund’s investments may be placed in smaller, less seasoned, issuers that present a greater risk due to limited product lines and/or financial resources.  The issuer of privately placed securities may not be subject to the disclosure and other investor protection requirements of a public trade.  Additionally, the Fund could obtain material non-public information from the issuer of such securities that would restrict the Fund’s ability to conduct portfolio transactions.

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Privately placed securities can usually only be resold to other qualified institutional buyers, or in a private transaction, or to a limited number of purchasers, or in a limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration.  The Fund may incur more cost in the disposition of such securities because of the time and legal expense required to negotiate a private placement.  Because of the limited market, the Fund may find it difficult to sell the securities when it finds it advisable to do so and, to the extent such securities are sold in private negotiations, they may be sold for less than the price for which they were purchased or less than their fair market value.

Privately placed securities cannot be resold to the public unless they have been registered under the Securities Act or pursuant to an exemption, such as Rule 144A.  Although securities which may be resold only to “qualified institutional buyers” in accordance with the provisions of Rule 144A under the Securities Act are technically considered “restricted securities,” the Fund may purchase Rule 144A securities without regard to the limitation on investments in illiquid securities described above in the “Illiquid Securities” section, provided that a determination is made that such securities have a readily available trading market.  The Fund may also purchase certain commercial paper issued in reliance on the exemption from registration in Section 4(2) of the Securities Act (“4(2) Paper”).  The Adviser and Sub-Advisers will determine the liquidity of Rule 144A securities and 4(2) Paper under the supervision of the Board of Trustees.  The liquidity of Rule 144A securities and 4(2) Paper will be monitored by the Adviser or Sub-Advisers, and if as a result of changed conditions it is determined that a Rule 144A security or 4(2) Paper is no longer liquid, the Fund’s holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not exceed its applicable percentage limitation for investments in illiquid securities.

Real Estate Investment Trusts (“REITs”) and Real Estate Operating Companies (“REOCs”).  Equity REITs invest primarily in real property and earn rental income from leasing those properties.  They also may realize gains or losses from the sale of properties.  Equity REITs generally exercise some degree of control over the operational aspects of their real estate investments, lease terms and property maintenance and repair.  Mortgage REITs invest primarily in mortgages and similar real estate interests and receive interest payments from the owners of the mortgaged properties and are paid interest by the owners of the financed properties.  Hybrid REITs invest both in real property and in mortgages.

A REIT generally is not taxed on income distributed to its shareholders if it complies with certain federal income tax requirements relating primarily to its organization, ownership, assets and income and, further, if it distributes at least 90% of its taxable income to shareholders each year.  Consequently, REITs tend to focus on income-producing real estate investments.  Like REITs, REOCs may invest, own and manage real estate properties.  REOCs do not, however, elect to qualify for the federal income tax treatment accorded REITs.  Consequently, REOCs generally offer investment potential more from capital growth and less from dividend income than REITs offer.

The Fund’s investments in REITs and REOCs may be adversely affected by deteriorations of the real estate rental market in the case of REITs and REOCs that primarily own real estate, or by deteriorations in the creditworthiness of property owners and changes in interest rates in the case of REITs that primarily hold mortgages.  Equity and mortgage REITs and REOCs also are dependent upon specialized management skills, may not be diversified in their holdings and are subject to the risks of financing projects.  REITs also may be subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.  Under certain circumstances, a REIT may fail to qualify for pass-through of its income, which would subject the REIT to federal income taxes at the REIT level and adversely affect the value of the Fund’s investments in such REIT.

REITs are subject to a highly technical and complex set of provisions in the Code.  A real estate company in which the Fund invests that purports to be a REIT could unexpectedly fail to qualify as a REIT.  In the event of any such unexpected failure to qualify as a REIT, the company would be subject to corporate-level taxation, significantly reducing the return to the Fund on the Fund’s investment in such company.  REITs could also possibly fail to maintain their exemptions from registration under the 1940 Act.  The above enumerated risks may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT.  If a REIT’s borrowers or lessees default, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Securities Lending .  The Fund may lend securities from its portfolio to brokers, dealers and financial institutions (but not individuals) in order to increase the return on its portfolio.  The value of the loaned securities may not exceed one-third of the Fund’s total net assets and loans of portfolio securities are fully collateralized based on values that are marked-to-market daily.  The Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year.  The principal risk of portfolio lending is potential default or insolvency of the borrower.  In either of these cases, the Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities.  The Fund may pay reasonable administrative and custodial fees in connection with loans of portfolio securities and may pay a portion of the interest or fee earned thereon to the borrower or a placing broker.

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In determining whether or not to lend a security to a particular broker, dealer or financial institution, the Adviser and Sub-Advisers consider all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer or financial institution.  Any loans of portfolio securities are fully collateralized based on values that are marked-to-market daily.  Any securities that the Fund may receive as collateral will not become part of the Fund’s investment portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest.  During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral.  Any fee income received from a borrower in lieu of a dividend payment on a borrowed security will not constitute “qualified dividend” income for federal income tax purposes, which is currently eligible for the reduced rate of taxation applicable to long-term capital gains.  The Fund will be responsible for the risks associated with the investment of the cash collateral, including the risk that the Fund may lose money on the investment or may fail to earn sufficient income to meet its obligations to the borrower.  While the Fund does not have the right to vote securities on loan, it would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

Short Sales.  The Fund may engage in short sales of securities, provided the securities are fully listed on a national securities exchange.  In a short sale, the Fund sells a security it does not own, in anticipation of a decline in the market value of the security.  To complete the transaction, a Fund must borrow the security to make delivery to the buyer.  The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement.  This price may be more or less than the price at which the security was sold by the Fund.  The Fund will incur a loss on a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security.  The Fund will realize a gain if the security declines in price between those dates.  The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.

Typically, the Fund will segregate liquid assets, which are marked-to-market daily, equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale).  While the short position is open, the Fund must maintain segregated assets at such a level that the amount segregated plus the amount deposited with the broker as collateral equal the current market value of the securities sold short.

Swap Agreements.  The Fund may enter into swap agreements.  Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year.  In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.  The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

Most swap agreements entered into by the Fund calculate the obligations of the parties to the agreement on a “net basis.”  Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).  Payments may be made at the conclusion of a swap agreement or periodically during its term.

Swap agreements do not involve the delivery of securities or other underlying assets.  Accordingly, if a swap is entered into on a net basis, if the other party to a swap agreement defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any.

The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to a swap agreement entered into on a net basis will be accrued daily and an amount of cash or liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in an account with the Fund’s custodian that satisfies the 1940 Act.  The Fund will also establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis.  Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities.

Because they are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Fund’s illiquid investment limitations.  The Fund will not enter into any swap agreement unless the Adviser believes that the other party to the transaction is creditworthy.  The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

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The Fund may enter into a swap agreement in circumstances where the Adviser believes that it may be more cost effective or practical than buying the underlying securities or a futures contract or an option on such securities.  The counterparty to any swap agreement will typically be a bank, investment banking firm or broker-dealer.  The counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks represented in the index, plus the dividends that would have been received on those stocks.  The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks.  Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation.  As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments that are traded in the OTC market.  The Adviser, under the supervision of the Board, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.  The use of equity swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and related regulatory developments will ultimately require the clearing and exchange-trading of many OTC derivative instruments that the CFTC and the SEC recently defined as “swaps,” including non-deliverable foreign exchange forwards, OTC foreign exchange options, and swaptions.  Mandatory exchange-trading and clearing will take place on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing.  The Adviser will continue to monitor developments in this area, particularly to the extent regulatory changes affect the Fund’s ability to enter into swap agreements.

Synthetic Instruments.  The Fund may invest in synthetic instruments, which are investments that have characteristics similar to the Fund’s direct investments, and may include equity swaps, equity linked notes and structured products.  An equity-linked note is a note whose performance is tied to a single stock or a basket of stocks.  Upon the maturity of the note, generally the holder receives a return of principal based on the capital appreciation of the underlying linked securities.  The terms of an equity-linked note may also provide for periodic interest payments to holders at either a fixed or floating rate.  Equity-linked notes will be considered equity securities for purposes of the Fund’s investment objective and strategies.  The price of an equity-linked note is derived from the value of the underlying linked securities.  The level and type of risk involved in the purchase of an equity-linked note by the Fund is similar to the risk involved in the purchase of the underlying security.  Such notes therefore may be considered to have speculative elements.  However, equity-linked notes are also dependent on the individual credit of the issuer of the note, which may be a trust or other special purpose vehicle or finance subsidiary established by a major financial institution for the limited purpose of issuing the note.  Like other structured products, equity-linked notes are frequently secured by collateral consisting of a combination of debt or related equity securities to which payments under the notes are linked.  If so secured, the Fund would look to this underlying collateral for satisfaction of claims in the event that the issuer of an equity-linked note defaulted under the terms of the note.

Equity-linked notes are often privately placed and may not be rated, in which case the Fund will be more dependent on the ability of the Fund’s portfolio managers to evaluate the creditworthiness of the issuer, the underlying security, any collateral features of the note, and the potential for loss due to market and other factors.  Ratings of issuers of equity-linked notes refer only to the creditworthiness of the issuer and strength of related collateral arrangements or other credit supports, and do not take into account, or attempt to rate, any potential risks of the underlying linked securities.  Depending upon the law of the jurisdiction in which an issuer is organized and the note is issued, in the event of default, the Fund may incur additional expenses in seeking recovery under an equity-linked note, and may have more limited methods of legal recourse in attempting to do so.

As with any investment, the Fund can lose the entire amount it has invested in an equity-linked note.  The secondary market for equity-linked notes may be limited.  The lack of a liquid secondary market may have an adverse effect on the ability of the Fund to accurately value the equity-linked note in its portfolio, and may make disposal of such securities more difficult for the Fund.

The Fund’s use of synthetic instruments will generally be for the purpose of gaining exposure to specific markets or securities.  The principal risk of investments in synthetic instruments is that the fluctuations in their values may not correlate perfectly with the overall securities markets.  Some synthetic instruments are more sensitive to interest rate changes and market price fluctuations than others.  While the Fund may invest in synthetic instruments, the Fund is restricted to investing no more than 15% of its total assets in securities (of any type) that are illiquid: that is, not readily marketable.

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Temporary Strategies; Cash or Similar Investments.  For temporary defensive purposes, up to 100% of the Fund’s total assets may be invested in high-quality, short-term debt securities and money market instruments.  These short-term debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements.  Taking a temporary defensive position may result in the Fund not achieving its investment objective.  Furthermore, to the extent that the Fund invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market funds’ management fees and operational expenses.

For longer periods of time, the Fund may hold a substantial cash position.  If the market advances during periods when the Fund is holding a large cash position, the Fund may not participate to the extent it would have if the Fund had been more fully invested, and this may result in the Fund not achieving its investment objective during that period.  To the extent that the Fund uses a money market fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

The Fund may invest in any of the following securities and instruments:

Bank Certificates of Deposit, Bankers’ Acceptances and Time Deposits.  The Fund may acquire certificates of deposit, bankers’ acceptances and time deposits.  Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.  Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity.  Certificates of deposit and bankers’ acceptances acquired by the Fund will be dollar denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.  If the Fund holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred by a fund that invests only in debt obligations of U.S. domestic issuers.  See “Foreign Investments and Currencies” above.  Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located on interest income payable on the securities, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities.

Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged.  In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions.  General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.

As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness.  However, such laws and regulations do not necessarily apply to foreign bank obligations that the Fund may acquire.

In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its investment objectives and policies stated above and in its Prospectus, the Fund may make interest bearing time or other interest bearing deposits in commercial or savings banks.  Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Savings Association Obligations. The Fund may invest in certificates of deposit (interest bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

Commercial Paper, Short Term Notes and Other Corporate Obligations. The Fund may invest a portion of its assets in commercial paper and short term notes.  Commercial paper consists of unsecured promissory notes issued by corporations.  Issues of commercial paper and short term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short term notes will consist of issues rated at the time of purchase “A-2” or higher by S&P, “Prime-1” by Moody’s, or similarly rated by another NRSRO or, if unrated, will be determined by the Adviser to be of comparable quality.

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Variable-, Adjustable- And Floating-Rate Securities.  Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.).  Adjustments of interest rates of mortgages underlying adjustable rate mortgage-related securities (“ARMs”) usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits.  Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes.  The interest rate on variable-, adjustable-, or floating-rate securities is ordinarily determined by reference to or is a percentage of a bank’s prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates or some other objective measure.

Variable-, adjustable- and floating-rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par.  In many cases, the demand feature can be exercised at any time on seven days’ notice; in other cases, the demand feature is exercisable at any time on 30 days’ notice or on similar notice at intervals of not more than one year.  Some securities that do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics.

Variable-rate demand notes include master demand notes that are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower.  The interest rates on these notes fluctuate from time to time.  The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days’ notice to the holders of such obligations.  The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank’s prime rate, and is adjusted automatically each time such rate is adjusted.  The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals.  Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.  Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments will generally be traded.  There generally is not an established secondary market for these obligations, although they are redeemable at face value.  Accordingly, where the obligations are not secured by letters of credit or other credit support arrangements, the Fund’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.

In addition, each variable-, adjustable- and floating-rate obligation must meet the credit quality requirements applicable to all the Fund’s investments at the time of purchase.  When determining whether such an obligation meets the Fund’s credit quality requirements, the Fund may look to the credit quality of the financial guarantor providing a letter of credit or other credit support arrangement.

Inverse Floaters.  The Fund may invest in inverse floaters (or inverse variable or floating rate securities), which are a type of derivative, long-term fixed income obligation with a variable or floating interest rate that moves in the opposite direction of short-term interest rates.  As short-term interest rates go down, the holders of the inverse floaters receive more income and, as short-term interest rates go up, the holders of the inverse floaters receive less income.  Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer's credit quality.  While inverse floater securities tend to provide more income than similar term and credit quality fixed-rate bonds, they also exhibit greater volatility in price movement (both up and down).  There is a risk that the current interest rate on variable and floating rate securities may not accurately reflect current market interest rates or adequately compensate the holder for the current creditworthiness of the issuer.  Some variable or floating rate securities are structured with liquidity features and some may include market-dependent liquidity features which may present greater liquidity risk.

When-Issued Securities.  The Fund may purchase securities on a when-issued basis.  These transactions involve a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date, and permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates or market action.  No income accrues to the purchaser of a security on a when-issued basis prior to delivery.  Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates.  Purchasing a security on a when-issued basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery.  The Fund will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities but may sell them before the settlement date if it is deemed advisable.

SERVICE PROVIDERS

Fund Administrator, Transfer Agent and Fund Accountant.  Pursuant to an administration agreement between the Trust and U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, 53202, the Administrator acts as the Fund’s administrator.  The Administrator provides certain administrative services to the Fund, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparation for signature by an officer of the Trust all of the documents required to be filed for compliance by the Trust and the Fund with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties.  In this capacity, the Administrator does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.  USBFS also acts as fund accountant, transfer agent (“Transfer Agent”) and dividend disbursing agent under separate agreements with the Trust.  For its administration and fund accounting services, the Administrator receives from the Fund a combined fee computed daily and payable monthly based on the Fund’s average net assets at the rate of 0.06% of average net assets on the first $250 million, 0.05% of average net assets on the next $250 million, and 0.04% on the balance, all subject to an annual minimum fee of $133,000.

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Custodian.  Pursuant to a custody agreement between the Trust and the Fund, U.S. Bank, N.A., an affiliate of USBFS, serves as the custodian of the Fund’s assets (the “Custodian”), whereby the Custodian provides custody services for fees on a transaction basis plus out-of-pocket expenses.  The Custodian’s address is 1555 North River Center Drive, Milwaukee, Wisconsin, 53212.  The Custodian does not participate in decisions relating to the purchase and sale of securities by the Fund.  U.S. Bank, N.A. and its affiliates may participate in revenue sharing arrangements with service providers of mutual funds in which the Fund may invest.

Legal Counsel.  Godfrey & Kahn, S.C., 780 North Water Street, Milwaukee, Wisconsin 53202, serves as counsel to the Fund.

Independent Registered Public Accounting Firm .  Deloitte & Touche LLP, 555 East Wells Street, Milwaukee, Wisconsin 53202, serves as the independent registered public accounting firm of the Fund.

DISTRIBUTION AND SERVICING OF FUND SHARES

The Trust has entered into a distribution agreement (the “Distribution Agreement”) with the Distributor, William Blair & Company, L.L.C., 222 West Adams Street, Chicago, Illinois 60606, pursuant to which the Distributor acts as the Fund’s principal underwriter, provides certain administration services and promotes and arranges for the sale of the Fund’s shares.  The Distributor also serves as the Fund’s investment adviser.  The offering of the Fund’s shares is continuous, and the Distributor distributes the Fund’s shares on a best efforts basis.  The Distributor is not obligated to sell any certain number of shares of the Fund.  The Distributor is a registered broker-dealer and member of FINRA.

The Distribution Agreement has an initial term of up to two years and will continue in effect only if its continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or “interested persons” (as defined in the 1940 Act) of any such party.  The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days’ written notice when authorized either by a majority vote of the outstanding voting securities of the Fund or by vote of a majority of the Board of Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days’ written notice.  The Distribution Agreement will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

Rule 12b-1 Distribution Plan.  As noted in the Prospectus, the Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “Distribution Plan”) on behalf of the Class N shares of the Fund.  Under the Distribution Plan, the Fund pays a fee to the Distributor (the “Distribution Fee”) for promotion and distribution of the Class N shares of the Fund.  The Distribution Fee is an annual Rule 12b-1 distribution fee at the rate of 0.25% the Fund’s average daily NAV attributable to Class N shares.  The Distribution Plan provides that the Distributor may use all or any portion of such Distribution Fee to finance any activity that is principally intended to result in the sale of Fund shares, subject to the terms of the Distribution Plan, or to provide certain shareholder services.  Class I shares and Institutional Class shares of the Fund are not subject to the Distribution Plan and do not pay Rule 12b-1 distribution fees.

The Distribution Fee is payable to the Distributor regardless of the distribution-related expenses actually incurred on behalf of Class N shares of the Fund.  Because the Distribution Fee is not directly tied to expenses, the amount of Distribution Fees paid by the Class N shares of the Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan.  For this reason, this type of Distribution Fee arrangement is characterized by the staff of the SEC as a “compensation” plan.

The Distributor may use the Distribution Fee to pay for services covered by the Distribution Plan including, but not limited to, advertising, compensating underwriters, dealers and selling personnel engaged in the distribution of Class N shares, the printing and mailing of prospectuses, statements of additional information and reports to other than current Fund shareholders, the printing and mailing of sales literature pertaining to the Fund, and obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Fund may, from time to time, deem advisable.

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The Distribution Plan provides that it will continue from year to year upon approval by the majority vote of the Board of Trustees, including a majority of the trustees who are not “interested persons” of the Fund, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operations of the Distribution Plan or in any agreement related to such plan (the “Qualified Trustees”), as required by the 1940 Act, cast in person at a meeting called for that purpose.  It is also required that the trustees who are not “interested persons” of the Fund, select and nominate all other trustees who are not “interested persons” of the Fund.  The Distribution Plan and any related agreements may not be amended to materially increase the amounts to be spent for distribution expenses without approval of shareholders holding a majority of the Fund’s Class N shares outstanding.  All material amendments to the Distribution Plan or any related agreements must be approved by a vote of a majority of the Board of Trustees and the Qualified Trustees, cast in person at a meeting called for the purpose of voting on any such amendment.

The Distribution Plan requires that the Distributor provide to the Board of Trustees, at least quarterly, a written report on the amounts and purpose of any payment made under the Distribution Plan.  The Distributor is also required to furnish the Board of Trustees with such other information as may reasonably be requested in order to enable the Board of Trustees to make an informed determination of whether the Distribution Plan should be continued.  With the exception of the Adviser, no “interested person” of the Fund, as defined in the 1940 Act, and no Qualified Trustee of the Fund has or had a direct or indirect financial interest in the Distribution Plan or any related agreement.

As noted above, the Distribution Plan provides for the ability to use Class N assets to pay financial intermediaries (including those that sponsor mutual fund supermarkets), plan administrators and other service providers to finance any activity that is principally intended to result in the sale of Class N shares (distribution services).  The payments made by the Fund to these financial intermediaries are based primarily on the dollar amount of assets invested in the Class N shares of the Fund through the financial intermediaries.  These financial intermediaries may pay a portion of the payments that they receive from the Fund to their investment professionals.  In addition to the ongoing asset-based fees paid to these financial intermediaries under the Distribution Plan, the Fund may, from time to time, make payments under the Distribution Plan that help defray the expenses incurred by these intermediaries for conducting training and educational meetings about various aspects of the Fund for their employees.  In addition, the Fund may make payments under the Distribution Plan for exhibition space and otherwise help defray the expenses these financial intermediaries incur in hosting client seminars where the Fund is discussed.

To the extent these asset-based fees and other payments made under the Distribution Plan to these financial intermediaries for the distribution services they provide to the Fund’s Class N shares shareholders exceed the Distribution Fees available, these payments are made by the Adviser from its own resources, which may include its profits from the advisory fee it receives from the Fund.  In addition, the Fund may participate in various “fund supermarkets” in which a mutual fund supermarket sponsor (usually a broker-dealer) offers many mutual funds to the sponsor’s customers without charging the customers a sales charge.  In connection with its participation in such platforms, the Adviser may use all or a portion of the Distribution Fee to pay one or more supermarket sponsors a negotiated fee for distributing the Fund’s Class N shares.  In addition, in its discretion, the Adviser may pay additional fees to such intermediaries from its own assets.

Other Payments to Third Parties and Affiliates. The Fund may reimburse the Adviser/Distributor for fees paid to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions for sub-administration, sub-transfer agency and other services provided to investors whose shares are held of record in omnibus, other group accounts, retirement plans or accounts traded through registered securities clearing agents.  Such payments and reimbursements are made only on behalf of Class N and Class I shares of the Fund.  The fees may vary based on, for example, the nature of services provided, but generally range up to 0.15% of the assets of the class serviced or maintained by the intermediary or $15 per sub-account maintained by the intermediary.

GENERAL INFORMATION

Portfolio Transactions and Brokerage.  Pursuant to the Advisory Agreement and the Sub-Advisory Agreements, the Adviser and the Sub-Advisers determine which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute the Fund’s portfolio transactions.  Purchases and sales of securities in the OTC market will generally be executed directly with a “market-maker” unless, in the opinion of the Adviser or Sub-Adviser, a better price and execution can otherwise be obtained by using a broker for the transaction.

Purchases of portfolio securities for the Fund will be effected through broker-dealers (including banks) that specialize in the types of securities that the Fund will be holding, unless better executions are available elsewhere.  Dealers usually act as principal for their own accounts.  Purchases from dealers will include a spread between the bid and the asked price.  If the execution and price offered by more than one dealer are comparable, the order may be allocated to a dealer that has provided research or other services as discussed below.

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In placing portfolio transactions, the Adviser and Sub-Advisers will use reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available.  The full range and quality of services, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities and other factors available, will be considered in making these determinations.  In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers that furnish or supply research to the Adviser or Sub-Advisers that they may lawfully and appropriately use in their investment advisory capacities, as well as provide other brokerage services in addition to execution services.  The Adviser and Sub-Advisers consider such information, which is in addition to and not in lieu of the services required to be performed by them under their respective agreements, to be useful in varying degrees, but of indeterminable value.  Portfolio transactions may be placed with broker-dealers who sell shares of the Fund subject to rules adopted by FINRA and the SEC.  Portfolio transactions may also be placed with broker-dealers in which the Adviser or Sub-Advisers have invested on behalf of the Fund and/or client accounts.

While it is the Fund’s general policy to seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, weight is also given to the ability of a broker-dealer to furnish brokerage and research services to the Fund or to the Adviser or Sub-Advisers, even if the specific services are not directly useful to the Fund and may be useful to the Adviser or Sub-Advisers in advising other clients.  In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Adviser or Sub-Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer.  The standard of reasonableness is to be measured in light of the Adviser’s or Sub-Advisers’ overall responsibilities to the Fund.

Investment decisions for the Fund are made independently from those of other client accounts.  Nevertheless, it is possible that at times identical securities will be acceptable for both the Fund and one or more of such client accounts.  In such event, the position of the Fund and such client account(s) in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary.  However, to the extent any of these client accounts seek to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security.  Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time.  If one or more of such client accounts simultaneously purchases or sells the same security that the Fund is purchasing or selling, each day’s transactions in such security will be allocated between the Fund and all such client accounts in a manner deemed equitable by the Adviser or Sub-Adviser, taking into account the respective sizes of the accounts and the amount being purchased or sold.  It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned.  In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for the Fund.  Notwithstanding the above, the Adviser and Sub-Advisers may execute buy and sell orders for accounts and take action in performance of their duties with respect to any of its accounts that may differ from actions taken with respect to another account, so long as the Adviser or Sub-Adviser shall, to the extent practical, allocate investment opportunities to accounts, including the Fund, over a period of time on a fair and equitable basis and in accordance with applicable law.

When buying or selling securities, the Sub-Advisers may execute trades for the Fund with broker-dealers that are affiliated with the Trust, the Adviser, the Sub-Advisers or their affiliates, and the Fund may pay commissions to such broker-dealers in accordance with procedures adopted by the Board.  The Trust has adopted procedures to monitor and control such affiliated brokerage transactions, which are reported to and reviewed by the Board at least quarterly.

Portfolio Turnover.  Portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser or Sub-Adviser, investment considerations warrant such action.  Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year.  A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year.  A high rate of portfolio turnover (100% or more) generally leads to above-average transaction costs and may generate capital gains, including short-term capital gains taxable to shareholders at ordinary income rates (for non-corporate shareholders, currently taxed at a maximum rate of 39.6%).  To the extent that the Fund experiences an increase in brokerage commissions due to a higher portfolio turnover rate, the performance of the Fund could be negatively impacted by the increased expenses incurred by the Fund.

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Anti-Money Laundering Compliance Program.  The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”).  To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.  Anita M. Zagrodnik has been designated as the Trust’s Anti-Money Laundering Compliance Officer.

Procedures to implement the Program include, but are not limited to: determining that the Distributor and the Transfer Agent have established proper anti-money laundering procedures; reporting suspicious and/or fraudulent activity; and a complete and thorough review of all new account applications.  The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Fund may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Fund may be required to transfer the account or proceeds of the account to a governmental agency.

Determination of Net Asset Value.  The NAV of the Fund’s shares will fluctuate and is determined as of the close of trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern time) each business day.  The NYSE annually announces the days on which it will not be open for trading.  The most recent announcement indicates that it will not be open on the following days: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  However, the NYSE may close on days not included in that announcement.

The NAV per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time.

Net Assets	=	Net Asset Value Per Share
Shares Outstanding

Generally, the Fund’s investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Adviser, the Sub-Adviser and the Valuation Committee pursuant to procedures approved by or under the direction of the Board of Trustees.

The Fund’s securities, including depositary receipts, which are traded on securities exchanges, are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price.  Swap agreements, such as credit default swaps, interest rate swaps and currency swaps, are priced by an approved independent pricing service.  Debt securities are valued at the mean between the bid and ask prices provided by an approved independent pricing service.  Forward currency contracts are valued at the mean between the bid and asked prices.  Commodities futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading.  Rights and warrants are valued at the last sale price at the close of the exchange on which the security is primarily traded.

Securities that are traded on more than one exchange are valued on the exchange determined by the Adviser to be the primary market.  Securities primarily traded on the NASDAQ Stock Market (“NASDAQ”) shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. OTC securities that are not traded on NASDAQ shall be valued at the most recent trade price.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above.  Short-term debt obligations with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

All other assets of the Fund are valued in such manner as the Board of Trustees in good faith deems appropriate to reflect their fair value.

Distributions.  The Fund will receive income primarily in the form of dividends and interest earned on the Fund’s investments in securities.  This income, less the expenses incurred in its operations, is the Fund’s net investment income, substantially all of which will be distributed to the Fund’s shareholders.

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The amount of the Fund’s distributions is dependent upon the amount of net investment income received by the Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board of Trustees.  The Fund does not pay “interest” or guarantee any fixed rate of return on an investment in its shares.

The Fund may realize capital gains or losses in connection with sales or other dispositions (either actual or deemed) of its portfolio securities.  Any net gain that the Fund may realize from transactions involving investments held less than the period required for long-term capital gain or loss recognition or otherwise producing short-term capital gains and losses (taking into account any capital loss carryforward) will be distributed to shareholders with distributions of net investment income.  If during any year the Fund realizes a net gain on transactions involving investments held for the period required for long-term capital gain or loss recognition or otherwise producing long-term capital gains and losses, the Fund will have a net long-term capital gain.  After deduction of the amount of any net short-term capital loss, the balance (to the extent not offset by any capital loss carryforward) will be distributed and treated as long-term capital gains in the hands of the shareholders regardless of the length of time that the shares may have been held by the shareholders.  Net capital losses of the Fund may be carried forward indefinitely, and will generally retain their character as short-term or long-term capital losses.  For more information concerning applicable capital gains tax rates, please consult your tax advisor.

Any distribution paid by the Fund reduces the Fund’s NAV per share on the date paid by the amount of the distribution per share.  Accordingly, a distribution paid shortly after a purchase of shares by a shareholder would represent, in substance, a partial return of capital (to the extent it is paid on the shares so purchased), even though it would be subject to income taxes.

Distributions will be reinvested in additional shares of the Fund unless the shareholder has otherwise indicated.  Shareholders have the right to change their elections with respect to the reinvestment of distributions by notifying the Transfer Agent in writing.  However, any such change will be effective only as to distributions for which the record date is five or more business days after the Transfer Agent has received the written request.

Cost Basis Reporting.  The Fund is required to report to a shareholder and the IRS the cost basis of Fund shares acquired by certain shareholders on or after January 1, 2012 (“covered shares”), when a shareholder subsequently sells or redeems such shares.  This reporting requirement does not apply to shares held through a tax-deferred arrangement, such as a 401(k) plan or an IRA, or to shares held by tax-exempt organizations, financial institutions, corporations (other than S corporations), banks, credit unions and certain other entities and government bodies.  The Fund is not required to determine or report a shareholder’s cost basis in non-covered shares and is not responsible for the accuracy or reliability of any information provided for non-covered shares.

The cost basis of a share is generally its purchase price adjusted for distributions, returns of capital, and other corporate actions.  Cost basis is used to determine whether the sale or redemption of a share results in a gain or loss.  If you sell or redeem covered shares during any year, then the Fund will report the gain or loss, cost basis, and holding period of such shares to the IRS and you on Form 1099.

A cost basis method is the method by which the Fund determines which specific covered shares are deemed to be sold or redeemed when a shareholder sells or redeems less than its entire holding of Fund shares and has made multiple purchases of Fund shares on different dates at differing net asset values.  If a shareholder does not affirmatively elect a cost basis method, the Fund will use the average cost method, which averages the basis of all Fund shares in an account regardless of holding period, and shares sold or redeemed are deemed to be those with the longest holding period first.  Each shareholder may elect in writing (and not over the telephone) any alternate IRS-approved cost basis method to calculate the cost basis in its shares.  The default cost basis method applied by the Fund or the alternate method elected by a shareholder may not be changed after the settlement date of a disposition of Fund shares.

If you hold Fund shares through a financial intermediary (or another nominee), please contact that broker or nominee with respect to the reporting of cost basis and available elections for your account.

You are encouraged to consult your tax advisor regarding the application of these cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The information provided below supplements the information contained in the Prospectus regarding the purchase and redemption of Fund shares.

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How to Buy Shares.  You may purchase shares of the Fund directly from the Fund, or from securities brokers, dealers or other financial intermediaries (collectively, “Financial Intermediaries”).  Investors should contact their Financial Intermediary directly for appropriate instructions, as well as information pertaining to accounts and any service or transaction fees that may be charged.  The Fund may enter into arrangements with certain Financial Intermediaries whereby such Financial Intermediaries (and other authorized designees) are authorized to accept your order on behalf of the Fund (each an “Authorized Intermediary”).  If you transmit your purchase request to the Transfer Agent or an Authorized Intermediary before the close of regular trading (generally 4:00 p.m., Eastern time) on a day that the NYSE is open for business, shares will be purchased at the applicable price next computed after it is received by the Financial Intermediary.  Investors should check with their Financial Intermediary to determine if it is an Authorized Intermediary.

Shares are purchased at the applicable price determined after the Transfer Agent or Authorized Intermediary receives your purchase request in good order.  In most cases, in order to receive that day’s applicable price, the Transfer Agent must receive your order in good order before the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time).

The Trust reserves the right in its sole discretion (i) to suspend the continued offering of the Fund’s shares; (ii) to reject purchase orders in whole or in part when in the judgment of the Adviser/Distributor such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Fund’s shares.

How to Redeem Shares and Delivery of Redemption Proceeds.  You may redeem your Fund shares any day the NYSE is open for regular trading, either directly with the Fund or through your Financial Intermediary.

Payments to shareholders for shares of the Fund redeemed directly from the Fund will be made as promptly as possible, but no later than seven days after receipt by the Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that the Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Fund’s shareholders.  Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, but only as authorized by SEC rules.

The value of shares on redemption or repurchase may be more or less than the investor’s cost, depending upon the market value of the Fund’s portfolio securities at the time of redemption or repurchase.

Telephone Redemptions.  Shareholders with telephone transaction privileges established on their account may redeem Fund shares by telephone.  Upon receipt of any instructions or inquiries by telephone from the shareholder, the Fund or its authorized agents may carry out the instructions and/or respond to the inquiry consistent with the shareholder’s previously established account service options.  For joint accounts, instructions or inquiries from either party will be carried out without prior notice to the other account owners.  In acting upon telephone instructions, the Fund and its agents use procedures that are reasonably designed to ensure that such instructions are genuine.  These include recording all telephone calls, requiring pertinent information about the account and sending written confirmation of each transaction to the registered owner.

The Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine.  If the Transfer Agent fails to employ reasonable procedures, the Fund and the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions.  If these procedures are followed, however, to the extent permitted by applicable law, neither the Fund nor its agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request.  For additional information, contact the Transfer Agent.

Redemption in Kind.  The Fund does not intend to redeem shares in any form except cash.  The Trust, however, has filed a notice of election under Rule 18f-1 of the 1940 Act that allows the Fund to satisfy, in kind, redemption requests of a certain amount.  Specifically, if the amount you are redeeming during any 90-day period is in excess of the lesser of $250,000 or 1.00% of the net assets of the Fund, valued at the beginning of such period, the Fund has the right to redeem your shares by giving you the amount that exceeds $250,000 or 1.00% of the net assets of the Fund in securities instead of cash.  If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash, and will bear any market risks associated with such securities until they are converted into cash.  Redemptions in kind are taxed in the same manner as redemptions paid in cash.

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FEDERAL INCOME TAX MATTERS

Each series of the Trust is treated as a separate entity for federal income tax purposes.  The Fund, a series of the Trust, intends to qualify and elect to be treated as a RIC under Subchapter M of the Code, provided it complies with all applicable requirements regarding the source of its income, diversification of its assets and timing and amount of distributions.  The Fund’s policy is to distribute to its shareholders all of its investment company taxable income and any net capital gain for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes.  However, the Fund can give no assurances that its anticipated distributions will be sufficient to eliminate all taxes at the Fund level.  If the Fund does not qualify as a RIC and is unable to obtain relief from such failure, it would be taxed as a corporation and, in such case, it would be more beneficial for a shareholder to directly own the Fund’s underlying investments rather than indirectly owning the underlying investments through the Fund.

To qualify as a RIC, the Fund must derive at least 90% of its gross income from “qualifying income,” which includes: (1) dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies; and (2) other income (including but not limited to gains from options, futures or forward contracts) derived with respect to the Fund’s business of investing in such stock, securities or foreign currencies.  Some Fund investments may produce income that will not qualify as good income for the purposes of this annual gross income requirement.  There can be no assurance that the Fund will satisfy all requirements to be taxed as a RIC.

The Fund will be subject to a 4% excise tax if it fails to distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income for such year, (ii) at least 98.2% of its capital gain net income for the 12-month period ending on October 31 during such year (reduced by any net ordinary losses, but not below the Fund’s net capital gain for that period), and (iii) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax.

Investment company taxable income generally consists of interest, dividends, net short-term capital gain and net gain from foreign currency transactions, less expenses.  Net capital gain is the excess of net long-term gain from the Fund’s sales or exchanges of capital assets over the net short-term loss from such sales or exchanges, taking into account any capital loss carryforward of the Fund.  The Fund may elect to defer certain losses for tax purposes.

Distributions of investment company taxable income are taxable to shareholders at ordinary income rates which, for non-corporate shareholders, are currently as high as 39.6%.  For non-corporate shareholders, a portion of the Fund’s distributions of investment company taxable income may consist of “qualified dividend income” eligible for taxation at the reduced rates applicable to long-term capital gains to the extent the amount distributed is attributable to and reported as “qualified dividend income” and the shareholder meets certain holding period requirements with respect to its Fund shares.  For corporate shareholders, a portion of the Fund’s distributions of investment company taxable income may qualify for the intercorporate dividends-received deduction to the extent the Fund receives dividends directly or indirectly from a U.S. corporation, reports the amount distributed as eligible for deduction and the shareholder meets certain holding period requirements.  The aggregate amount so reported to either non-corporate or corporate shareholders cannot, however, exceed the aggregate amount of such dividends received by the Fund for its taxable year.

Distributions of net capital gain are taxable as long-term capital gain regardless of the length of time shares of the Fund have been held.  For non-corporate shareholders, long-term capital gain is currently taxed at a maximum rate of 20%.  Distributions of net capital gain are not eligible for “qualified dividend income” treatment or the dividends-received deduction referred to in the previous paragraph.

Distributions of investment company taxable income and net capital gain will be taxable as described above, whether received in additional Fund shares or in cash.  Shareholders who choose to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share on the reinvestment date.  Distributions are generally taxable when received.  However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31.  Distributions are generally includable in alternative minimum taxable income in computing a shareholder’s liability for the alternative minimum tax.

Certain individuals, trusts and estates may be subject to a Medicare tax of 3.8% (in addition to the regular income tax).  The Medicare tax is imposed on the lesser of: (i) a taxpayer’s investment income, net of deductions properly allocable to such income; or (ii) the amount by which the taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately).  The Fund’s distributions are includable in a shareholder’s investment income for purposes of this Medicare tax.  In addition, any capital gain realized by a shareholder upon the sale or redemption of Fund shares is includable in such shareholder’s investment income for purposes of this Medicare tax.

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A sale or redemption of Fund shares, whether for cash or in-kind proceeds, may result in recognition of a taxable gain or loss.  Gain or loss realized upon a sale or redemption of Fund shares will generally be treated as long-term capital gain or loss if the shares have been held for more than one year, and, if held for one year or less, as short-term capital gain or loss.  Any loss realized upon a sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received or deemed to be received with respect to such shares.  In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales, or similar transactions is not counted.  Any loss realized upon a sale or redemption may be disallowed under certain wash sale rules to the extent shares of the Fund are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the sale or redemption.  If a shareholder’s loss is disallowed under the wash sale rules, the basis of the new shares will be increased to preserve the loss until a future sale or redemption of the shares.

The Fund’s transactions, if any, in options, futures contracts, swaps and other investments may be subject to special provisions of the Code that, among other things, may accelerate recognition of income to the Fund, defer the Fund’s losses, and affect whether capital gain and loss is characterized as long-term or short-term.  These provisions could therefore affect the character, amount and timing of distributions to shareholders.  These provisions also may require a Fund to “mark-to-market” certain positions (i.e., treat them as if they were closed out).  This “mark-to-market” requirement may cause the Fund to recognize income without receiving cash, and the Fund may have difficulty making distributions to shareholders in the amounts necessary to satisfy the distribution requirements for maintaining the Fund’s status as a RIC and avoiding any income and excise taxes at the Fund level.  Accordingly, the Fund may have to dispose of its investments under disadvantageous circumstances in order to generate sufficient cash to satisfy the distribution requirements.

Under the Foreign Account Tax Compliance Act (“FATCA”), the Fund may be required to withhold a generally nonrefundable 30% tax on distributions of investment company taxable income paid after June 30, 2014 and distributions of net capital gain and the gross proceeds of a sale or redemption of Fund shares paid after December 31, 2016 to (i) certain “foreign financial institutions” unless such foreign financial institution agrees to verify, monitor, and report to the IRS the identity of certain of its accountholders, among other things (unless such entity is deemed compliant under the terms of an intergovernmental agreement with the U.S.), and (ii) certain “non-financial foreign entities” unless such entity certifies to the Fund that it does not have any substantial U.S. owners or provides the name, address, and taxpayer identification number of each substantial U.S. owner, among other things.  This FATCA withholding tax could also affect the Fund’s return on its investments in foreign securities or affect a shareholder’s return if the shareholder holds its Fund shares through a foreign intermediary.  You are urged to consult your tax advisor regarding the application of this FATCA withholding tax to your investment in the Fund and the potential certification, compliance, due diligence, reporting, and withholding obligations to which you may become subject in order to avoid this withholding tax.

If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of stock and securities in foreign corporations, the Fund will be eligible to, and may, file an election with the IRS that would enable the Fund’s shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any income taxes paid by the Fund to foreign countries and U.S. possessions.  Pursuant to the election, the Fund would treat those foreign taxes as distributions paid to its shareholders, and each shareholder would be required to (i) include in gross income, and treat as paid by him, his proportionate share of those taxes, (ii) treat his share of those taxes and of any distribution paid by the Fund that represents income from foreign countries or U.S. possessions as his own income from those sources, and (iii) either deduct the taxes deemed paid by him in computing his taxable income or, alternatively, claim the foreign tax credit against his federal income tax.  The Fund will report to its shareholders shortly after each taxable year their respective share of income from sources within, and taxes paid to, foreign countries and U.S. possessions if the Fund makes this election.  The Code may limit a shareholder’s ability to claim a foreign tax credit.  Shareholders who elect to deduct their portion of the Fund’s foreign taxes rather than take the foreign tax credit must itemize deductions on their income tax returns.

Except in the case of certain exempt shareholders, if a shareholder does not furnish the Fund with its correct Social Security Number or taxpayer identification number and certain certifications or the Fund receives notification from the IRS requiring backup withholding, the Fund is required by federal law to withhold federal income tax from the shareholder’s distributions and redemption proceeds at a rate of 28% for U.S. residents.

Foreign taxpayers are generally subject to a withholding tax at a flat rate of 30% on U.S.-source income.  This withholding rate may be lower under the terms of a tax convention.

This section is not intended to be a full discussion of federal tax laws and the effect of such laws on you.  There may be other federal, state, foreign or local tax considerations to a particular investor.  You are urged to consult your own tax advisor.

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FINANCIAL STATEMENTS

As the Fund has recently commenced operations, there are no financial statements available at this time.  Shareholders of the Fund will be informed of the Fund’s progress through periodic reports when those reports become available.  Financial statements certified by the independent registered public accounting firm will be submitted to shareholders at least annually.

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APPENDIX A

RATINGS DEFINITIONS

Standard & Poor’s Issue Credit Rating Definitions

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs).  It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.  The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long term or short term.  Short-term ratings are generally assigned to those obligations considered short-term in the relevant market.  In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper.  Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations.  Medium-term notes are assigned long-term ratings.

Short-Term Issue Credit Ratings

A-1
A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s.  The obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2
A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3
A short-term obligation rated ‘A-3’ exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B
A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C
A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D
A short-term obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor's believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

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SPUR (Standard & Poor’s Underlying Rating)
A SPUR rating is an opinion about the stand-alone capacity of an obligor to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer/obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. Standard & Poor's maintains surveillance of an issue with a published SPUR

Dual Ratings
Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, 'AAA/A-1+' or 'A-1+/A-1'). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, 'SP-1+/A-1+').

The analyses, including ratings, of Standard & Poor’s and its affiliates (together Standard & Poor’s) are statements of opinion as of the date they are expressed and not statements of fact or recommendations to purchase, hold, or sell any securities or make any investment decisions.  Standard & Poor’s assumes no obligation to update any information following publication.  Users of ratings or other analyses should not rely on them in making any investment decision.  Standard &Poor’s opinions and analyses do not address the suitability of any security. Standard & Poor’s does not act as a fiduciary or an investment advisor except where registered as such.  While Standard & Poor’s has obtained information from sources it believes to be reliable, Standard & Poor’s does not perform an audit and undertakes no duty of due diligence or independent verification of any information it receives.  Ratings and other opinions may be changed, suspended, or withdrawn at any time.

Active Qualifiers (Currently applied and/or outstanding)

Standard & Poor’s assigns qualifiers to ratings when appropriate.  This section details active qualifiers.

Standard & Poor's uses five qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a 'p' qualifier, which indicates the rating addressed the principal portion of the obligation only. Likewise, the qualifier can indicate a limitation on the type of information used, such as "pi" for public information. A qualifier appears as a suffix and is part of the rating.

1.  Federal Deposit Insurance Limit:  “L” qualifier
Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

2.  Principal Payment:  “p” qualifier
This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation.  The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only and that the interest portion is not rated.

3.  Public Information Ratings:  “pi” qualifier
Ratings with a ‘pi’ suffix are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain.  They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a ‘pi’ suffix.  Ratings with a ‘pi’ suffix are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

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4.  Preliminary Ratings:  “prelim” qualifier

Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below.  Assignment of a final rating is conditional on the receipt by Standard & Poor’s of appropriate documentation.  Standard & Poor’s reserves the right not to issue a final rating.  Moreover, if a final rating is issued, it may differ from the preliminary rating.

—	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.
—
Preliminary ratings are assigned to Rule 415 Shelf Registrations.  As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies

—
Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor.  Preliminary ratings may also be assigned to the obligors.  These ratings consider the anticipated general credit quality of the reorganized or postbankruptcy issuer as well as attributes of the anticipated obligation(s).

—
Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor’s opinion, documentation is close to final.  Preliminary ratings may also be assigned to obligations of these entities’.

—
Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited.  The preliminary rating may be assigned to the entity and to its proposed obligation(s).  These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event.  Should the transformative event not occur, Standard & Poor’s would likely withdraw these preliminary ratings.

—	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

5.  Termination Structures:  “t” qualifier
This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Inactive Qualifiers

Inactive qualifiers are no longer applied or outstanding.

1.  Contingent upon final documentation: “*” inactive qualifier
This symbol indicated that the rating was contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.  Discontinued use in August 1998.

2.  Termination of obligation to tender:  “c” inactive qualifier
This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable.  Discontinued use in January 2001.

3.  U.S. direct government securities:  “G” inactive qualifier
The letter “G” following the rating symbol when a fund’s portfolio consists primarily of direct U.S. Government securities.

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4.  Provisional Ratings:  “pr” inactive qualifier
The letters ‘pr’ indicate that the rating was provisional.  A provisional rating assumed the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project.  This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.

5.  Quantitative Analysis of publication information:  “q” inactive qualifier
A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information.  Discontinued use in April 2001.

6.  Extraordinary risks:  “r” inactive qualifier
The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating.  The absence of an ‘r’ modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks.  Standard & Poor’s discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Active Identifiers

1. Unsolicited: 'unsolicited' and 'u' identifier
The 'u' identifier and 'unsolicited' designation are unsolicited credit ratings assigned at the initiative of Standard & Poor's and not at the request of the issuer or its agents.

2.  Structured finance:  “sf” identifier
The 'sf' identifier shall be assigned to ratings on "structured finance instruments" when required to comply with applicable law or regulatory requirement or when Standard & Poor's believes it appropriate. The addition of the 'sf' identifier to a rating does not change that rating's definition or our opinion about the issue's creditworthiness.

Local Currency and Foreign Currency Ratings

Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings.  An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

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Moody’s Credit Rating Definitions

Purpose
The system of rating securities was originated by John Moody in 1909.  The purpose of Moody’s ratings is to provide investors with a simple system of gradation by which future relative creditworthiness of securities may be gauged.

Rating Symbols
Gradations of creditworthiness are indicated by rating symbols, with each symbol representing a group in which the credit characteristics are broadly the same.  There are nine symbols as shown below, from that used to designate least credit risk to that denoting greatest credit risk:

Aaa Aa A Baa Ba B Caa Ca C
Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa.

Absence of a Rating
Where no rating has been assigned or where a rating has been withdrawn, it may be for reasons unrelated to the creditworthiness of the issue.

Should no rating be assigned, the reason may be one of the following:

1. An application was not received or accepted.

2. The issue or issuer belongs to a group of securities or entities that are not rated as a matter of policy.

3. There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody’s publications.

Withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Changes in Rating
The credit quality of most issuers and their obligations is not fixed and steady over a period of time, but tends to undergo change.  For this reason changes in ratings occur so as to reflect variations in the intrinsic relative position of issuers and their obligations.

A change in rating may thus occur at any time in the case of an individual issue.  Such rating change should serve notice that Moody’s observes some alteration in creditworthiness, or that the previous rating did not fully reflect the quality of the bond as now seen.  While because of their very nature, changes are to be expected more frequently among bonds of lower ratings than among bonds of higher ratings.  Nevertheless, the user of bond ratings should keep close and constant check on all ratings — both high and low — to be able to note promptly any signs of change in status that may occur.

Limitations to Uses of Ratings*
Obligations carrying the same rating are not claimed to be of absolutely equal credit quality.  In a broad sense, they are alike in position, but since there are a limited number of rating classes used in grading thousands of bonds, the symbols cannot reflect the same shadings of risk which actually exist.

As ratings are designed exclusively for the purpose of grading obligations according to their credit quality, they should not be used alone as a basis for investment operations.  For example, they have no value in forecasting the direction of future trends of market price.  Market price movements in bonds are influenced not only by the credit quality of individual issues but also by changes in money rates and general economic trends, as well as by the length of maturity, etc.  During its life even the highest rated bond may have wide price movements, while its high rating status remains unchanged.

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The matter of market price has no bearing whatsoever on the determination of ratings, which are not to be construed as recommendations with respect to “attractiveness”.  The attractiveness of a given bond may depend on its yield, its maturity date or other factors for which the investor may search, as well as on its credit quality, the only characteristic to which the rating refers.

Since ratings involve judgments about the future, on the one hand, and since they are used by investors as a means of protection, on the other, the effort is made when assigning ratings to look at “worst” possibilities in the “visible” future, rather than solely at the past record and the status of the present.  Therefore, investors using the rating should not expect to find in them a reflection of statistical factors alone, since they are an appraisal of long-term risks, including the recognition of many non-statistical factors.

Though ratings may be used by the banking authorities to classify bonds in their bank examination procedure, Moody’s ratings are not made with these bank regulations in mind.  Moody’s Investors Service’s own judgment as to the desirability or non-desirability of a bond for bank investment purposes is not indicated by Moody’s ratings.

Moody’s ratings represent the opinion of Moody’s Investors Service as to the relative creditworthiness of securities.  As such, they should be used in conjunction with the descriptions and statistics appearing in Moody’s publications.  Reference should be made to these statements for information regarding the issuer.  Moody’s ratings are not commercial credit ratings.  In no case is default or receivership to be imputed unless expressly stated.

*As set forth more fully on the copyright, credit ratings are, and must be construed solely as, statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.  Each rating or other opinion must be weighed solely as one factor in any investment decision made by or on behalf of any user of the information, and each such user must accordingly make its own study and evaluation of each security and of each issuer and guarantor of, and each provider of credit support for, each security that it may consider purchasing, selling or holding.

Short-Term Obligation Ratings

Moody’s assigns ratings to long-term and short-term financial obligations.  Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.  Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1
Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2
Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3
Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP
Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

The following table indicates the long-term ratings consistent with different short-term ratings when such long-term ratings exist.

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SHORT-TERM VS. LONG-TERM RATINGS

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Fitch’s National Credit Ratings

For those countries in which foreign and local currency sovereign ratings are below ‘AAA’, and where there is demand for such ratings, Fitch Ratings will provide National Ratings.  It is important to note that each National Rating scale is unique and is defined to serve the needs of the local market in question.

The National Rating scale provides a relative measure of creditworthiness for rated entities only within the country concerned.  Under this rating scale, a ‘AAA’ Long-Term National Rating will be assigned to the lowest relative risk within that country, which, in most but not all cases, will be the sovereign state.

The National Rating scale merely ranks the degree of perceived risk relative to the lowest default risk in that same country.  Like local currency ratings, National Ratings exclude the effects of sovereign and transfer risk and exclude the possibility that investors may be unable to repatriate any due interest and principal repayments.  It is not related to the rating scale of any other national market.  Comparisons between different national scales or between an individual national scale and the international rating scale are therefore inappropriate and potentially misleading.  Consequently they are identified by the addition of a special identifier for the country concerned, such as ‘AAA(arg)’ for National Ratings in Argentina.

In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature.  In these countries, the agency’s National Rating definitions may be substituted by the regulatory scales.  For instance, Fitch’s National Short Term Ratings of ‘F1+(xxx)’, ‘F1(xxx)’, ‘F2(xxx)’ and ‘F3(xxx)’ may be substituted by the regulatory scales, e.g. ‘A1+’, ‘A1’, ‘A2’ and ‘A3’. The below definitions thus serve as a template, but users should consult the individual scales for each country listed on Fitch’s regional websites to determine if any additional or alternative category definitions apply.

Limitations of the National Rating Scale

Specific limitations relevant to National Rating scale include:

•	National scale ratings are only available in selected countries.

•
National scale ratings are only directly comparable with other national ratings in the same country.  There is a certain correlation between national and global ratings but there is not a precise translation between the scales.  The implied probability of default of a given national scale rating will vary over time.

•
The value of default studies for national ratings can be limited.  Due to the relative nature of national scales, a given national scale rating is not intended to represent a fixed amount of default risk over time.  As a result, a default study using only national ratings may not give an accurate picture of the historical relationship between ratings and default risk.  Users should exercise caution if they wish to infer future default probabilities for national scale ratings using the historical default experience with international ratings and mapping tables to link the national and international ratings.  As with ratings on any scale, the future will not necessarily follow the past.

•
Fitch attaches less confidence to conclusions about national scale default probabilities than for International Credit ratings.  There has not been a comprehensive global study of default history among entities with national scales to show that their ex-post default experience has been consistent with ex-ante probabilities implied.  This is due to the relatively short history of ratings in emerging markets and the restrictive relative nature of the national scales.  The above list is not exhaustive, and is provided for the reader’s convenience.  Readers are requested to review the section Understanding Credit Ratings — Limitations and Usage for further information on the limitations of the agency’s ratings.

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National Short-Term Credit Ratings

F1(xxx)
Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or obligations in the same country.  Under the agency’s National Rating scale, this rating is assigned to the lowest default risk relative to others in the same country.  Where the liquidity profile is particularly strong, a “+” is added to the assigned rating.

F2(xxx)
Indicates a good capacity for timely payment of financial commitments relative to other issuers or obligations in the same country.  However, the margin of safety is not as great as in the case of the higher ratings.

F3(xxx)
Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or obligations in the same country.  However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

B(xxx)
Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country.  Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

C(xxx)
Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country.  Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

RD:  Restricted default
Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations.  Applicable to entity ratings only.

D(xxx)
Indicates actual or imminent payment default.

Notes to Long-Term and Short-Term National Ratings:

The ISO international country code is placed in parentheses immediately following the rating letters to indicate the identity of the National market within which the rating applies.  For illustrative purposes, (xxx) has been used.

“+” or “-” may be appended to a National Rating to denote relative status within a major rating category.  Such suffixes are not added to the ‘AAA(xxx)’ Long-Term National Rating category, to categories below ‘CCC(xxx)’, or to Short-Term National Ratings other than ‘F1(xxx)’.

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LONG-TERM RATINGS

Standard & Poor’s Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:

—	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

—	Nature of and provisions of the obligation and the promise we impute.

—
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default.  Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.  (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Long-Term Issue Credit Ratings*

AAA
An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; and C
Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

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B
An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated 'CC' is currently highly vulnerable to nonpayment. The 'CC' rating is used when a default has not yet occurred, but Standard & Poor's expects default to be a virtual certainty, regardless of the anticipated time to default.

C
An obligation rated 'C' is currently highly vulnerable to nonpayment,and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D
An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor's believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

NR
This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

*The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Plus (+) or minus (-)
The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

See active and inactive qualifiers following Standard & Poor’s Short-Term Issue Credit Ratings beginning on page A-3.

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Moody’s Long-Term Obligation Ratings

Long-Term Obligation Ratings

Moody’s assigns ratings to long-term and short-term financial obligations.  Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.  Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.

Moody’s Long-Term Rating Definitions:

Aaa
Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa
Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A
Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa
Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba
Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B
Obligations rated B are considered speculative and are subject to high credit risk.

Caa
Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca
Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C
Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aaa through Caa.  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.  Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs.  Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment.  Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

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Fitch’s National Long-Term Credit Ratings

AAA(xxx)
‘AAA’ National Ratings denote the highest rating assigned by the agency in its National Rating scale for that country.  This rating is assigned to issuers or obligations with the lowest expectation of default risk relative to all other issuers or obligations in the same country.

AA(xxx)
‘AA’ National Ratings denote expectations of very low default risk relative to other issuers or obligations in the same country.  The default risk inherent differs only slightly from that of the country’s highest rated issuers or obligations.

A(xxx)
‘A’ National Ratings denote expectations of low default risk relative to other issuers or obligations in the same country.  However, changes in circumstances or economic conditions may affect the capacity for timely repayment to a greater degree than is the case for financial commitments denoted by a higher rated category.

BBB(xxx)
‘BBB’ National Ratings denote a moderate default risk relative to other issuers or obligations in the same country.  However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment than is the case for financial commitments denoted by a higher rated category.

BB(xxx)
‘BB’ National Ratings denote an elevated default risk relative to other issuers or obligations in the same country.  Within the context of the country, payment is uncertain to some degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

B(xxx)
‘B’ National Ratings denote a significantly elevated default risk relative to other issuers or obligations in the same country.  Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payments is contingent upon a sustained, favorable business and economic environment.  For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries.

CCC(xxx)
‘CCC’ National Ratings denote that default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

CC(xxx)
‘CC’ National Ratings denote that default of some kind appears probable.

C(xxx)
‘C’ National Ratings denote that default is imminent.

RD:  Restricted default.
“RD” ratings indicated that an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business.  This would include:
•	a. the selective payment default on a specific class or currency of debt;

•
b.  the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

•	c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations either in series or in parallel; or

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•	d. execution of a distressed debt exchange on one or more material financial obligations.

D(xxx)
‘D’ National Ratings denote an issuer or instrument that is currently in default.

Notes to Long-Term and Short-Term National Ratings:
The ISO International country code is placed in parentheses immediately following the rating letters to indicate the identity of the National market within which the rating applies.  For illustrative purposes, (xxx) has been used.

“+” or “-” may be appended to a National Rating to denote relative status within a major rating category.  Such suffixes are not added to the ‘AAA(xxx)’ Long-Term National Rating category, to categories below ‘CCC(xxx)’, or to Short-Term National Ratings other than ‘F1(xxx)’.

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MUNICIPAL NOTE RATINGS

Standard & Poor’s Municipal Short-Term Note Ratings Definitions

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes.  Notes due in three years or less will likely receive a note rating.  Notes with an original maturity of more than three years will most likely receive a long-term debt rating.  In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

—	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

—	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1
Strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2
Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3
Speculative capacity to pay principal and interest.

See active and inactive qualifiers following Standard & Poor’s Short-Term Issue Credit Ratings beginning on page A-3.

Moody’s US Municipal Short-Term Debt And Demand Obligation Ratings

Short-Term Obligation Ratings

While the global short-term ‘prime’ rating scale is applied to US municipal tax-exempt commercial paper, these programs are typically backed by external letters of credit or liquidity facilities and their short-term prime ratings usually map to the long-term rating of the enhancing bank or financial institution and not to the municipality’s rating.  Other short-term municipal obligations, which generally have different funding sources for repayment, are rated using two additional short-term rating scales (i.e., the MIG and VMIG scales discussed below).

The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to three years maturity.  Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity.  MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating.  MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG 1
This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2
This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

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MIG 3
This designation denotes acceptable credit quality.  Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG
This designation denotes speculative-grade credit quality.  Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating.  The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments.  The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”).  The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (VMIG) scale.  The rating transitions on the VMIG scale, as shown in the diagram below, differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.

VMIG 1
This designation denotes superior credit quality.  Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2
This designation denotes strong credit quality.  Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3
This designation denotes acceptable credit quality.  Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG
This designation denotes speculative-grade credit quality.  Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

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US MUNICIPAL SHORT-TERM VS. LONG-TERM RATINGS

*For SBPA-backed VRDBS.  The rating transitions are higher to allow for distance to downgrade to below-investment grade due to the presence of automatic termination events in the SBPAs

Reviewed August 1, 2014

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TRUST FOR PROFESSIONAL MANAGERS
PART C

WILLIAM BLAIR DIRECTIONAL MULTIALTERNATIVE FUND

OTHER INFORMATION

Item 28.    Exhibits.

(a)			Declaration of Trust.
	(1)	(i)
Amended and Restated Certificate of Trust was previously filed with Registrant’s Post-Effective Amendment No. 84 to its Registration Statement on Form N-1A with the SEC on April 18, 2008, and is incorporated by reference.

(ii)
Amended and Restated Declaration of Trust was previously filed with Registrant’s Post-Effective Amendment No. 140 to its Registration Statement on Form N-1A with the SEC on June 22, 2009, and is incorporated by reference.

(b)
Amended and Restated By-Laws were previously filed with Registrant’s Post-Effective Amendment No. 140 to its Registration Statement on Form N-1A with the SEC on June 22, 2009, and is incorporated by reference.

(c)			Instruments Defining Rights of Security Holders are incorporated by reference to the Declaration of Trust and Bylaws.
(d)	(1)		Investment Advisory Agreement – Filed Herewith.
	(2)	(i)	Investment Sub-Advisory Agreement – Filed Herewith.
		(ii)	Investment Sub-Advisory Agreement – Filed Herewith.
		(iii)	Investment Sub-Advisory Agreement – Filed Herewith.
		(iv)	Investment Sub-Advisory Agreement – Filed Herewith.
		(v)	Investment Sub-Advisory Agreement – Filed Herewith.
(e)	(1)		Distribution Agreement – Filed Herewith.
(f)			Bonus or Profit Sharing Contracts – Not Applicable.
(g)			Custody Agreement – Filed Herewith.
(h)			Other Material Contracts.
	(1)		Fund Administration Servicing Agreement – Filed Herewith.
	(2)		Transfer Agent Servicing Agreement – Filed Herewith.
	(3)		Fund Accounting Servicing Agreement – Filed Herewith.
(4)
Power of Attorney was previously filed with Registrant’s Post-Effective Amendment No. 428 to its Registration Statement on Form N-1A with the SEC on February 14, 2014, and is incorporated by reference.

	(5)		Operating Expense Limitation Agreement – Filed Herewith.
	(6)		Management Fee Waiver Agreement – Filed Herewith.
(i)			Legal Opinions.
	(1)		Opinion and Consent of Counsel – Filed Herewith.
(j)			Other Opinions.
	(1)		Consent of Independent Registered Public Accounting Firm – Not Applicable.
(k)			Omitted Financial Statements – Not Applicable.
(l)
Agreement Relating to Initial Capital was previously filed with Registrant’s Post-Effective Amendment No. 2 to its Registration Statement on Form N-1A with the SEC on December 19, 2003, and is incorporated by reference.

(m)			Rule 12b-1 Plan – Filed Herewith.
(n)			Rule 18f-3 Plan – Filed Herewith.

(o)			Reserved.
(p)			Code of Ethics.
(1)
Code of Ethics for Registrant was previously filed with Registrant’s Post-Effective Amendment No. 322 to its Registration Statement on Form N-1A with the SEC on June 26, 2012, and is incorporated by reference.

	(2)		Code of Ethics for Fund, Adviser and Principal Underwriter – Filed Herewith.
	(3)	(i)	Code of Ethics for Sub-Adviser – Filed Herewith.
		(ii)	Code of Ethics for Sub-Adviser – Filed Herewith.
		(iii)	Code of Ethics for Sub-Adviser – Filed Herewith.
		(iv)	Code of Ethics for Sub-Adviser – Filed Herewith.
		(v)	Code of Ethics for Sub-Adviser – Filed Herewith.

Item 29.    Persons Controlled by or Under Common Control with Registrant

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30.    Indemnification

Reference is made to Article X of the Registrant’s Declaration of Trust.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking:  “Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.”

Item 31.    Business and Other Connections of Investment Adviser

William Blair & Company, L.L.C. (the “Adviser”) serves as the investment adviser for the William Blair Directional Multialternative Fund (the “Fund”).  The principal business address of the Adviser is 222 West Adams Street, Chicago, IL  60606.  With respect to the Adviser, the response to this Item will be provided by amendment.  The Form ADV for the Adviser may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

Item 32.    Principal Underwriter.

(a)           William Blair & Company, L.L.C. (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

William Blair Funds, a Delaware statutory trust

(b) To the best of Registrant’s knowledge, the directors and executive officers of William Blair & Company, L.L.C. are as follows:

The Adviser/Distributor is a limited liability company that is 100% owned by WBC Holdings, L.P., a limited partnership. The affairs of the Adviser/Distributor are controlled by the general partner of WBC Holdings, L.P., WBC GP, L.L.C., which in turn, is controlled by its Executive Committee. The Executive Committee is comprised of John R. Ettelson, Brent W. Gledhill, Richard P. Kiphart, John C. Moore, Michelle R. Seitz, Arthur J. Simon, Jeffrey A. Urbina and Jon W. Zindel.

(c)           Not applicable.

2

Item 33.     Location of Accounts and Records.

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained in the following locations:

Records Relating to:	Are located at:
Registrant’s Fund Administrator, Fund Accountant and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202
Registrant’s Investment Adviser	William Blair & Company, L.L.C. 222 West Adams Street Chicago, IL 60606
Registrant’s Custodian	U.S. Bank, National Association 1555 North River Center Drive, Suite 302 Milwaukee, WI 53212
Registrant’s Distributor	William Blair & Company, L.L.C. 222 West Adams Street Chicago, IL 60606

Item 34.    Management Services

All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 35.    Undertakings

The Registrant hereby undertakes to furnish each person to whom a Prospectus for one or more of the series of the Registrant is delivered with a copy of the relevant latest annual report to shareholders, upon request and without charge.

3

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that this Post-Effective Amendment No. 467 to its Registration Statement meets all of the requirements for effectiveness pursuant to Rule 485(b) of the Securities Act of 1933, as amended, and the Registrant has duly caused this Post-Effective Amendment No. 467 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee and State of Wisconsin, on the 28th day of October, 2014.

TRUST FOR PROFESSIONAL MANAGERS

By:	/s/ John P. Buckel
John P. Buckel
President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 467 to its Registration Statement has been signed below on October 28, 2014, by the following persons in the capacities indicated.

Signature	Title
Joseph C. Neuberger* Joseph C. Neuberger	Chairperson and Interested Trustee
Michael D. Akers* Michael D. Akers	Independent Trustee
Gary A. Drska* Gary A. Drska	Independent Trustee
Jonas B. Siegel* Jonas B. Siegel	Independent Trustee
/s/ John P. Buckel John P. Buckel	President and Principal Executive Officer
Jennifer A. Lima* Jennifer A. Lima	Vice President, Treasurer and Principal Financial and Accounting Officer
* By:       /s/ John P. Buckel
John P. Buckel
*Attorney-in-Fact pursuant to Power of
                Attorney previously filed with Registrant’s
                Post-Effective Amendment No. 428 to its
                Registration Statement on Form N-1A with the
                SEC on February 14, 2014, and is incorporated
                by reference.

4

EXHIBIT INDEX

Exhibit	Exhibit No.
Investment Advisory Agreement	EX-99.d.1
Investment Sub-Advisory Agreement	EX-99.d.2.(i)
Investment Sub-Advisory Agreement	EX-99.d.2.(ii)
Investment Sub-Advisory Agreement	EX-99.d.2.(iii)
Investment Sub-Advisory Agreement	EX-99.d.2.(iv)
Investment Sub-Advisory Agreement	EX-99.d.2.(v)
Distribution Agreement	EX-99.e.(1)
Custody Agreement	EX-99.g
Fund Administration Servicing Agreement	EX-99.h.1
Transfer Agent Servicing Agreement	EX-99.h.2
Fund Accounting Servicing Agreement	EX-99.h.3
Operating Expense Limitation Agreement	EX-99.h.5
Management Fee Waiver Agreement	EX-99.h.6
Opinion and Consent of Counsel	EX-99.i.1
Rule 12b-1 Plan	EX-99.m
Rule 18f-3 Plan	EX-99.n
Code of Ethics for Fund, Adviser and Principal Underwriter	EX-99.p.2
Code of Ethics for Sub-Adviser	EX-99.p.3.(i)
Code of Ethics for Sub-Adviser	EX-99.p.3.(ii)
Code of Ethics for Sub-Adviser	EX-99.p.3.(iii)
Code of Ethics for Sub-Adviser	EX-99.p.3.(iv)
Code of Ethics for Sub-Adviser	EX-99.p.3.(v)